                                                                   EXHIBIT 10.32

                                 OFFICE LEASE


                                by and between


                   ORIX PRIME WEST COLORADO SPRINGS VENTURE,
                        a Colorado general partnership
                                  (LANDLORD)


                                      and


                     DECISION-SCIENCE APPLICATIONS, INC.,
                            a Virginia corporation
                                   (TENANT)

                               TABLE OF CONTENTS
                               -----------------

                                                                       Page
                                                                       ----

ARTICLE 1 -     DEMISE...............................................     1
          1.1   Demise...............................................     1

ARTICLE 2 -     TERM.................................................     1
          2.1   Term.................................................     1
          2.2   Supplemental Agereement..............................     2
          2.3   Landlord's Work......................................     2

ARTICLE 3 -     RENT.................................................     2
          3.1   Base Rent............................................     2
          3.2   Additional Rent......................................     3
          3.3   Interest on Late Payments and Late Payment Charge....     3

ARTICLE 4 -     TAXES AND OPERATING EXPENSE ADJUSTMENT...............     3
          4.1   Definitions..........................................     3
          4.2   Payments -of Taxes and Operating Expenses............     7
          4.3   Reimbursement Survives Termination...................     8

ARTICLE 5 -     BUILDING SERVICES....................................     8
          5.1   Standard Services....................................     8
          5.2   Interruption of Standard Services....................     9
          5.3   Services Paid by Tenant..............................     9
          5.4   Above-Standard Service Requirements..................    10
          5.5   Cleaning.............................................    10
          5.6   Re-Lamping...........................................    10
          5.7   After Hours Access...................................    10
          5.8   Landlord's Obligation................................    10

ARTICLE 6 -     TENANT REPAIR........................................    10
          6.1   Damage by Tenant.....................................    10
          6.2   Maintenance..........................................    11
          6.3   Good Condition.......................................    11
          6.4   Surrender............................................    11
          6.5   Broken Glass.........................................    11

ARTICLE 7 -     ASSIGNMENT AND SUBLETTING............................    11
          7.1   Limitations..........................................    11
          7.2   Acceptance of Performance............................    12
          7.3   Document Review......................................    12
          7.4   Affiliated Entities..................................    12

ARTICLE 8 -     TRANSFER BY LANDLORD AND LIMITED LIABILITY...........    13
          8.1   Transfer of Landlord's Interest......................    13
          8.2   Limited Liability of Landlord........................    13

ARTICLE 9 -     USE OF PREMISES......................................    13
          9.1   Use..................................................    13
          9.2   Compliance with Rules and Regulations................    13

ARTICLE 10 -    INSURANCE............................................    14
         10.1   Tenant's Insurance...................................    14
         10.2   Landlord's Insurance.................................    15
         10.3   Subrogation..........................................    15

ARTICLE 11 -    OBSERVANCE OF LAW....................................    15
         11.1   Law and Covenants....................................    15
         11.2   Taxes................................................    16

ARTICLE 12 -    WASTE, AND NUISANCE; ENVIRONMENTAL...................    16
         12.1   Waste and Nuisance...................................    16
         12.2   Environmental Covenant...............................    16
         12.3   Hazardous Substances.................................    16
         12.4   Environmental Laws...................................    16

ARTICLE 13 -    ENTRY BY LANDLORD....................................    17

ARTICLE 14 -    INDEMNIFICATION......................................    17
         14.1   Indemnification by Tenant............................    17
         14.2   Indemnification by Landlord..........................    17
         14.3   Comparative Fault....................................    18

ARTICLE 15 -    ALTERATIONS..........................................    18
         15.1   Alterations by Tenant................................    18
         15.2   Alterations by Landlord..............................    19

ARTICLE 16 -    SIGNS AND ADVERTISING................................    19

ARTICLE 17 -    SUBORDINATION TO MORTGAGES AND DEEDS OF TRUST........    20

ARTICLE 18 -    ESTOPPEL CERTIFICATE/FINANCIAL INFORMATION...........    21
         18.1   Estoppel Certificate.................................    21
         18.2   Financial Information................................    21

ARTICLE 19 -    QUIET ENJOYMENT......................................    21

ARTICLE 20 -    FIXTURES.............................................    21

ARTICLE 21 -    DAMAGE OR DESTRUCTION................................    21
         21.1   Casualty.............................................    21
         21.2   Casualty Caused by Tenant............................    22
         21.3   Rent.................................................    22

ARTICLE 22 -    CONDEMNATION.........................................    22
         22.1   Eminent Domain.......................................    22
         22.2   Damages..............................................    23
         22.3   Restoration..........................................    23

ARTICLE 23 -    LOSS AND DAMAGE AND DELAY............................    23
         23.1   Loss and Damage......................................    23
         23.2   Delays...............................................    23

ARTICLE 24 -    DEFAULT AND REMEDIES.................................    24
         24.1   Default by Tenant....................................    24
         24.2   Remedies of Landlord.................................    25
         24.3   Landlord's Default...................................    26
         24.4   Personal Property Lien...............................    26

ARTICLE 25 -    HOLDING OVER.........................................    26

ARTICLE 26 -    NOTICE...............................................    27
         26.1   Notice...............................................    27
         26.2   Change of Address....................................    28

ARTICLE 27 -    SECURITY DEPOSIT.....................................    28

ARTICLE 28 -    MISCELLANEOUS PROVISIONS.............................    28
         28.1   Captions.............................................    28
         28.2   Waiver...............................................    28

         28.3   Entire Agreement.....................................    28
         28.4   Severability.........................................    28
         28.5   Modification.........................................    28
         28.6   Governing Law........................................    28
         28.7   Successors and Assigns...............................    28
         28.8   Authorization to Execute.............................    29
         28.9   Guaranty of Lease....................................    29
         28.10  Approval of Documents................................    29
         28.11  Prime Rate...........................................    29
         28.12  Attorneys' Fees......................................    29

ARTICLE 29 -    SUBSTITUTION OF PREMISES.............................    29

ARTICLE 30 -    RECORDING............................................    29

ARTICLE 31 -    REAL ESTATE BROKER...................................    29

ARTICLE 32 -    OTHER PROVISIONS.....................................    30
         32.1   Rent Concession......................................    30
         32.2   Moving Concession....................................    30
         32.3   Exercise Facility....................................    30
         32.4   Base Rent Adjustment.................................    30
         32.5   Parking..............................................    30
         32.6   Access System........................................    30
         32.7   Exterior Signage.....................................    31
         32.8   Options to Expand....................................    31
         32.9   Right of First Refusal...............................    32
         32.10  Option to Extend.....................................    33
         32.11  Vacation.............................................    34
         32.12  Right to Test Equipment..............................    34


EXHIBIT A -     FLOOR PLAN THIRD FLOOR...............................   A-1
EXHIBIT A-1 -   FLOOR PLAN/SECOND FLOOR..............................   A-2
EXHIBIT A-2 -   SECOND EXPANSION SPACE...............................   A-3
EXHIBIT A-3 -   SITE PLAN............................................   A-4
EXHIBIT B -     LEGAL DESCRIPTION....................................   B-1
EXHIBIT C -     WORK LETTER..........................................   C-1
EXHIBIT D -     SUPPLEMENTAL AGREEMENT...............................   D-1
EXHIBIT E -     RULES AND REGULATIONS................................   E-1
EXHIBIT F -     COMPONENTS OF SITE, SHELL AND CORE...................   F-1
EXHIBIT G -     COMPONENTS OF STANDARD TENANT FINISH.................   G-1
EXHIBIT H -     PRELIMINARY CONSTRUCTION SCHEDULE SITE, SHELL
                AND CORE.............................................   H-1
EXHIBIT I -     JANITORIAL SPECIFICATIONS............................   I-1
EXHIBIT J -     FORM SUBLEASE AGREEMENT..............................   J-1
EXHIBIT J-1 -   FORM ASSIGNMENT AND ASSUMPTION AGREEMENT.............   J-4
EXHIBIT K -     ROOF TESTING AREA....................................   K-1
EXHIBIT L -     COMMUNICATIONS LICENSE AGREEMENT.....................   L-1

                                 OFFICE LEASE

     THIS LEASE is made this 7th day of May, 1998, by and between ORIX PRIME WEST COLORADO SPRINGS VENTURE, a Colorado general partnership ("Landlord") and DECISION-SCIENCE APPLICATIONS, INC., a Virginia corporation ("Tenant").

                                  WITNESSETH:


                                   ARTICLE 1
                                    DEMISE
                                    ------

     1.1  Demise.  Landlord does hereby lease to Tenant and Tenant hereby
          ------
leases from Landlord Suites 300 and 250 (the "Premises") consisting of the entire third floor and approximately 12,781 rentable square feet on the second floor for a total of approximately 35,234 rentable square feet (the "Rentable Area"), such Premises being generally depicted on the floor plans attached hereto as Exhibit A and A-1, which Premises may be adjusted as set forth
          ---------     ---
herein. The Premises are situated in that certain building known as 2060 Briargate Parkway, located in El Paso County, Colorado Springs, Colorado (the "Building"), which Building will be constructed by Landlord substantially in accordance with (i) the Building Outline Specifications dated October 24, 1997 (revised March 18, 1998) prepared by OZ Architecture, a copy of which has been provided to and approved by Tenant (the "Outline Specifications") and (ii) the Site Plan attached hereto as Exhibit A-3 and situated on that certain real
                             -----------
property (the "Property") legally described in - Exhibit B, attached hereto,
                                                 ---------
together with a non-exclusive right subject to the provisions hereof, to use all appurtenances thereto, including, but not limited to, any plazas, common areas, walkways or other areas in the Building or on the Property designated by Landlord from time to time for the non-exclusive use of the tenants of the Building, all of which inclusive of the Building are hereinafter collectively called the "Building Complex."

     Such letting and hiring is upon and subject to the terms, conditions and covenants herein set forth, and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, conditions and covenants by it to be kept and performed and that this Lease is made upon the condition of such performance.

                                   ARTICLE 2
                                     TERM
                                     ----

     2.1  Term.  The term of this Lease and Tenant's obligation to pay rent
          ----
shall commence on the earlier to occur of (a) February 1, 1999, or (b) the date upon which Tenant commences the operation of its business in the Premises (the "Commencement Date") and shall end at 5:00 p.m. on the last day of the ninety-ninth (99th) month thereafter, unless sooner terminated as herein provided (the "Lease Term"). As further specified in Exhibit C, Landlord shall provide Tenant
                                       ---------
access to the Premises (i) thirty (30) days prior to the Commencement Date for purposes of installing Tenant's voice data cabling equipment and related materials and (ii) fourteen (14) days prior to the Commencement Date for purposes of installing certain of Tenant's furniture, fixtures and equipment, In addition to the foregoing, Landlord will be reasonable in providing Tenant's contractors access to the Premises at such other times necessary for installation of Tenant's equipment and related materials, provided that (i) Tenant schedules and coordinates such access needs with Landlord within five (5) days prior to the date of such desired access, (ii) such work by Tenant's contractors does not unreasonably interfere with or in any way delay Landlord's work in the Premises and (iii) the terms and conditions of the Lease shall govern and control during such access periods. All such installation work by Tenant shall be performed in a good and workmanlike manner and at Tenant's sole cost and expense. Tenant shall indemnify and hold Landlord harmless for any claims asserted against Landlord or for any damage, loss, cost or expense incurred by Landlord as a result of such work by Tenant on the Premises. Notwithstanding the above, if the Premises are not Substantially Complete (as defined in Exhibit C) on February 1, 1999 due to any reason other than Tenant
           ---------
Delay (as defined in Exhibit C), then the Commencement Date shall be extended to
                     ---------
the date of Substantial Completion (or, in the event of Tenant Delay, to the date on which the Premises would have been

Substantially Complete in the absence of the Tenant Delay). If the plat and development plan for the Property have not been approved by the City of Colorado Springs, Colorado and/or any other governmental authority, association or committee as may be required by any recorded covenants affecting the Property on or before June 30, 1998, Landlord or Tenant may elect to terminate this Lease by providing prior written notice thereof to the other party on or before July 31, 1998 and in such event, both Landlord and Tenant shall be relieved of their respective obligations hereunder. Landlord has submitted the appropriate development plans to the City of Colorado Springs for approval and Landlord shall use reasonable efforts to obtain any such required approvals as promptly as possible. If Landlord has not commenced construction of the Building on or before August 3, 1998 or if Landlord has not commenced erection of steel with respect to the Building on or before September 24, 1998, Tenant may elect to terminate this Lease by providing prior written notice thereof to Landlord within thirty (30) days following the respective termination dates referenced above and in such event, both Landlord and Tenant will be relieved of their respective obligations hereunder. Landlord agrees to provide Tenant with at least thirty (30) days prior written notice of the date that the Premises will be Substantially Complete. If, however, the Commencement Date has not occur-red on or before May 1, 1999, Tenant may elect to terminate this Lease by providing prior written notice thereof to Landlord on or before May 31, 1999 and in such event, both Landlord and Tenant shall be relieved of their respective obligations hereunder. If the Commencement Date has not occurred on or before May 1, 1999 (as such date shall be extended by one (1) day for each day of a Tenant Delay, as defined in Exhibit C) due to a delay caused by Landlord and
                            ---------
Tenant does not elect to terminate the Lease as set forth above, Landlord will agree to reimburse Tenant for Tenant's holdover costs in the amount of $12,405.56 per month (the "Holdover Costs") incurred by Tenant as a result of such delay beyond May 1, 1999 (as extended by one (1) day for each day of a Tenant Delay) until Substantial Completion. If the Commencement Date has not occurred on or before May 1, 1999 (as such date shall be extended by one (1) day for each day of a Tenant Delay) due to a Force Majeure Delay and Tenant does not elect to terminate the Lease, Landlord will agree to reimburse Tenant for fifty percent (50%) of Tenant's Holdover Costs in the amount of $6,202.78 per month incurred by Tenant as a result of such delay beyond May 1, 1999 (as extended by one (1) day for each day of a Tenant Delay) until the earlier of Substantial Completion or October 31, 1999. Notwithstanding the foregoing, in no event will Landlord's liability in connection with payment of Tenant's Holdover Costs in connection with a Force Majeure Delay exceed $38,000.00 and if the Commencement Date has not occurred on or before October 31, 1999, either party shall have the right to terminate the Lease by providing prior written notice thereof to the other party and in such event, both Landlord and Tenant shall be relieved of their respective obligations hereunder.

     2.2  Supplemental Agreement.  Within five (5) days after the commencement
          ----------------------
of the term of this Lease, Tenant agrees to execute a Supplemental Agreement in the form attached as Exhibit D to become a part hereof, setting forth the
                     ---------
Commencement and termination dates of the term of this Lease in accordance with Paragraph 2.1 above and such other information as the parties may agree to as set forth therein, including the actual Rentable Area of the Premises, Base Rent and Tenant's Pro Rata Share as defined herein.

     2.3  Landlord's Work.  Other than as set forth in the Work Letter Landlord
          ---------------
shall have no obligation for the completion or condition of the Premises and Tenant shall accept the Premises in its "AS IS" condition as of the date Landlord delivers possession thereof in accordance with the provisions of the Work Letter, subject to any Punch List Items (as defined in the Work Letter) and any defects in the Premises constructed by Landlord and discovered by Tenant (and written notice of which is given to Landlord) within one (1) year following the date of Substantial Completion, which defects will be substantially cured by Landlord or Landlord will cause to be substantially cured within a reasonable time following written notice thereof by Tenant to Landlord within such one year period. In addition to the foregoing, Landlord will assign to Tenant all warranties relating to items of which Landlord is not obligated to maintain under this Lease and will use reasonable efforts to enforce all unassigned warranties for Tenant's benefit.

                                   ARTICLE 3
                                     RENT
                                     ----

     3.1  Base Rent.  Tenant agrees to pay as base annual rent (the "Base Rent")
          ---------
during the Term of this Lease a sum equal to $15.90 per rentable square foot of Premises per annum triple net which Base Rent shall be increased annually on each anniversary of the Commencement Date by

1.50% over the preceding Lease Year's Base Rent. The Base Rent shall be payable in equal monthly installments without notice, deduction, set-off or abatement (except as set forth in Articles 21 and 22 hereof) to Landlord at the address for Landlord set forth in Article 26 or such other address as Landlord may notify Tenant of in writing, in lawful money of the United States payable in advance on the first day of each month. If the Lease Term commences or terminates on a day other than the first or last day of a calendar month respectively, then the installments of Base Rent for such month or months shall be prorated and the installments so prorated shall be paid in advance. The term "Lease Year" shall mean each twelve month period subsequent to the Commencement Date. Annual Base Rent is subject to adjustment upon final determination of the rentable square feet of the Premises as set forth in Exhibit D. Notwithstanding
                                                     ---------
the foregoing, in no event will an adjustment be made to the $15.90 amount per rentable square foot referenced above, unless otherwise agreed to by Landlord and Tenant.

     3.2  Additional Rent.  Any other sums of money or charges to be paid by
          ---------------
Tenant pursuant to the provisions of this Lease are designated as "Additional Rent". A failure to pay Additional Rent shall be treated in all events as the failure to pay rent.

     3.3  Interest on Late Payments and Late Payment Charge.
          -------------------------------------------------

Any rent (whether Base Rent or Additional Rent) or other amount due from Tenant to Landlord under this Lease not paid when due shall bear interest from the date due until the date paid at the per annum rate of the Prime Rate (as defined in Section 28.11) plus two percent (2%) (the "Default Rate"), but the payment of such interest shall not excuse or cure any default by Tenant under this Lease. Failure to charge or collect such interest in connection with any one or more such late payments shall not constitute a waiver of Landlord's right to charge and collect such interest in connection with any other or similar or like late payments.

     In addition, in the event any rent or other amounts owing hereunder are not paid within three (3) days after the due date, then Landlord and Tenant agree that Landlord will incur additional administrative expenses, the amount of which will be difficult if not impossible to determine. Accordingly, in addition to such required payment, Tenant shall pay to Landlord an additional late charge for any such late payment in the amount of three percent (3%) of the amount of such late payment. Notwithstanding the above, Landlord agrees that if Landlord receives payment of such amounts due within five (5) days of Tenant's written receipt of notice of nonpayment from Landlord, then Landlord shall waive the interest on such late payment and the late charge, but Landlord (i) shall have no obligation to waive such charges and interest more than twice during any calendar year; (ii) shall have no obligation to give notice more than twice during any calendar year; and (iii) shall have no obligation to waive any charges if there is any prior existing uncured default under this Lease.


                                   ARTICLE 4
                    TAXES AND OPERATING EXPENSE ADJUSTMENT
                    --------------------------------------

     In addition to Base Rent, Tenant shall reimburse Landlord for Real Estate Taxes and Operating Expenses (which sum may be adjusted pursuant to Section 4.2) for the Building Complex as hereinafter set forth in this Section.

     4.1  Definitions.  The following terms shall have the following meanings
          -----------
with respect to the provisions of this Lease:

          (a) "Tenant's Proportionate or Pro Rata Share" shall mean that fraction, the numerator of which is the Rentable Area of the Premises as determined by Landlord and the denominator of which is estimated to be approximately 72,626 rentable square feet being the total Rentable Area of the Building Complex as determined by Landlord and is estimated to be 48.51% which calculation shall be determined by Landlord and included in the Supplemental Agreement. At such time, if ever, any space is added to or subtracted from the Premises as hereinbelow provided, Tenant's Pro Rata Share shall be adjusted by Landlord accordingly. Landlord's system for measurement of rentable area shall be a modified BOMA with the total Building rentable/useable ratio applied to every floor based upon Final Plans (as defined in the Work Letter) for the Premises and the Building, as determined by Landlord's architect. Said number for the Premises shall also be "field verified" by Landlord's architect and may be so verified, at Tenant's election, by Tenant's architect. If the field verification of Tenant's architect and Landlord's architect vary by more than 500 square feet, each party shall appoint an architect having at least five years' full-time commercial architectural experience to determine the rentable square feet of the Premises, such process to be completed within twenty (20) days after the date of the appointment of the last architect. If a party does not appoint a qualified architect within five (5) days after the other party has given notice of the name of its architect, then the single architect shall be the sole architect and shall set the square footage number for the Premises. If the selected architects are unable to agree on the number within twenty (20) days after the date the second architect has been appointed, they shall elect a third architect meeting the qualifications stated in this paragraph within seven (7) days after the last day the two (2) architects are to set the square footage number for the Premises. Each of the parties shall pay for the architect appointed by it and shall bear one-half of the cost of the third architect. The third architect, however selected, shall be a person who has not previously acted in any capacity for either party. Within thirty (30) days after the selection of the third architect, a majority of the architects shall set the rentable square footage for the Premises. If a majority of the. architects are unable to agree on the number within the stipulated period of time, the average of the three architects shall be the applicable number. If the architects fail to establish the square footage number in question prior to the Commencement Date, Tenant shall pay rent in accordance with the square footage determined by Landlord's architect until the architects have made their determination. The square footage in question, when finally determined by the architects, shall be retroactive to the Commencement Date, and the first Base Rent payment becoming due after the determination of the applicable square footage shall be adjusted accordingly.

          (b) "Real Estate Taxes" shall include (i) any form of assessment (including any so-called "special" assessments related to the Building or the Property), license tax, business license fee, business license tax, commercial rental tax, levy, charge, penalty or tax, imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, water, drainage or other improvement or special district thereof, against the Premises, the Building, Property, or Building Complex or any legal or equitable interest of Landlord therein; and
(ii) any assessments, tax, fee, levy or charge in substitution, partially or totally, of or in addition to any assessment, tax, fee, levy or charge previously included within the definition of Real Estate Taxes, including, without limitation, those which may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Landlord and Tenant that all such new and increased assessments, taxes, fees, levies and charges be included within the definition of Real Estate Taxes for purposes of this Lease. The following shall also be included within the definition of Real Estate Taxes for purposes of this Lease, provided, however, that Tenant shall pay Landlord the entire amount thereof. (x) any tax allocable to or measured by the area of the Premises or the rental payable hereunder, including without limitation, any gross income, privilege, sales or excise tax levied by the State, any political subdivision thereof, city, municipal or federal government, with respect to the receipt of such rental, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof, and (y) any tax upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises. Notwithstanding anything to the contrary, "Real Estate Taxes" shall not include Landlord's federal or state income or net profit taxes (it being understood that net profit taxes are separate and distinct from the gross taxes referenced in subparagraph (x) above), franchise, stock, gift, corporation, excise, transfer, recordation, inheritance or estate taxes. "Real Estate Taxes" included in this definition mean taxes or assessments as estimated for the current year and not due and payable until the following year. Upon receipt of the applicable tax bill, an adjustment will be made between the parties as specifically set forth in Section
4.2 hereof.

          (c) "Operating Expenses" shall mean all maintenance and operating costs of any kind or nature with respect to the operation, ownership and maintenance of the Building Complex, determined in accordance with generally accepted accounting principles consistently applied, and shall include, but not be limited to, the cost of building supplies, window cleaning, costs incurred in connection with all energy sources for the Building Complex such as propane, butane, natural gas, steam, electricity, solar energy and fuel oil; the costs of water and sewer service, janitorial services, both interior and exterior, general maintenance, repair and decorating of the Building Complex including the heating and air conditioning systems and structural components of the Building;

landscaping, maintenance, repair and striping of all parking areas; insurance, including fire and extended coverage and public liability insurance and any rental insurance and all risk insurance carried by Landlord, including, without limitation, insurance carried pursuant to Section 10.2; labor costs incurred in the operation and maintenance of the Building Complex, including wages and other payments; costs to Landlord for Workmen's Compensation and disability insurance; payroll taxes and welfare fringe benefits; professional building management fees consistent with competitive arms-length management fees charged for comparable buildings in the Colorado Springs, Colorado market not to exceed 4.5% of the gross annual rents and other income received in connection with the Building Complex, legal, accounting, inspection and reasonable consultation fees incurred in connection with the Building Complex; any association or similar fees or dues; costs of complying with recorded restrictions, covenants and/or easements; any expense attributable to costs incurred by Landlord for any capital improvements or structural repairs to the Building or Property required by any change in the laws, ordinances, rules, regulations or otherwise which were not in effect on the date Landlord obtained its building permit to construct the Building required by any governmental or quasi-governmental authority having jurisdiction over the Building which costs shall be amortized over the useful life of the capital improvements or structural repair; any expense attributable to costs incurred by Landlord for any capital improvements designed primarily to reduce Operating Expenses; and any costs incurred by Landlord in making other capital improvements or other modifications to the Building or any part thereof (except such other capital improvements or modifications affecting the base structure of the Building, the addition of any new base building system in the Building or the replacement of an existing base building system in the Building as specified in subparagraph (xvi) below, and as otherwise specifically excluded below), which costs shall be amortized over the useful life of such improvement or modification with interest on the unamortized amount at the rate paid by Landlord on any funds borrowed for such expenditures in accordance with such reasonable life and amortization schedules and shall be determined in accordance with generally accepted accounting principles. Notwithstanding anything to the contrary contained herein, Operating Expenses shall expressly exclude the following:

              (i) Costs of maintenance and repair reimbursed by construction warranties, insurance proceeds, condemnation awards, guaranties, service contracts (excluding any mandatory deductibles) or for which Landlord is actually reimbursed by a tenant of the Building;

              (ii) Alterations or other specific costs attributable solely to other tenant's space in the Building which under the terms of the respective lease is such tenant's responsibility;

              (iii)  Landlord's income taxes;

              (iv) Leasing commissions, advertising and marketing expenses, tenant finish for other tenants of the Building Complex, costs of preparing leases, including attorneys' fees, and other costs of Landlord related solely to leasing space for other tenants in the Building Complex or for which other tenants are directly responsible (or would be responsible if their lease terms conformed to the terms hereto;

              (v) Interest on debt or amortization payments on any mortgages or deeds of trust, ground lease rent or other charges or expenses in connection with the financing or refinancing of the Building Complex;

              (vi) Landlord's costs in enforcing leases for other tenants in the Building Complex including without limitation, all legal fees, costs and expenses to collect rent arrearages and recover possession;

              (vii)  Any charge for depreciation of the Building;

              (viii) Salaries of Landlord's executives or employees above the level (or equivalent status) of a building manager;

              (ix) Costs allocable to structural defects in the roof or defects in structural portions of the Building;

              (x) Costs allocable to environmental causes either caused by Landlord's negligence or willful misconduct or by a particular tenant of the Building held responsible therefor by the terms of such tenant's lease;

              (xi) Repair costs allocable to Landlord's failure to cause construction of the Building Complex in compliance with the then applicable laws in effect at the time of construction;

              (xii) Fines or penalties imposed by any governmental authority arising from Landlord's violation of applicable law;

              (xiii) Above-market payment to entities affiliated with Landlord or overhead costs of Landlord to the extent that such costs result in above-market costs for the particular service rendered for comparable buildings in El Paso County, Colorado;

              (xiv) Other than vending machines or pay telephones, the costs of installing, operating and maintaining any specialty service within the Building, which service is installed and operated without the consent of Tenant;

              (xv) The cost of any work performed or service provided for any tenant of the Building (other than Tenant) to a materially greater extent or in a materially more favorable manner than that furnished generally to the other tenants and occupants;

              (xvi) The cost of any structural additions to the Building or the addition of any new base building system in the Building (or Operating Expenses generated by such additions) or the replacement of an existing base building system in the Building, without the consent of Tenant, unless required by any change in laws or designed primarily to reduce Operating Expenses as set forth in Section 4.1(c) hereof;

              (xvii) The cost of any repair made in response to any fire or casualty damage (except for the amount of any commercially reasonable "deductible" under Landlord's property insurance) reimbursed by insurance proceeds;

              (xviii) Payments for rented equipment, the cost of which equipment would constitute a capital expenditure if the equipment were purchased (unless such equipment, if purchased, would be included within the permitted capital expenditures set forth in (c) above);

              (xix) Legal expenses and costs arising out of the construction, sale or financing of the Building, or the enforcement of the provisions of any other tenant's lease;

              (xx) Costs necessitated by or resulting from the gross negligence of Landlord or its agents and employees acting within the scope of their employment;

              (xxi) Bad debt loss, rent loss or reserves for bad debt loss or rent loss (but not the premiums for rent loss/business interruption insurance);

              (xxii) Costs associated with the operation of the business entity of Landlord, including partnership audit, business entity accounting and business entity legal matters, to the extent such matters are not related to the operation of the Building;

              (xxiii) Fines and penalties associated with Landlord making late payments;

              (xxiv) Any personal property tax payable with respect to Landlord's property located at the Building, but not in any way benefiting the Building or any tenants of the Building;

              (xxv) Wages, salaries and other compensation or benefits paid to any off-site employees of Landlord (other than Landlord's reasonable allocation, based on time spent in connection with the Building, of wages, salaries compensation and benefits paid to such off-site employees who are assigned part-time to the operation, management, maintenance or repair of the Building);

              (xxvi) A single expenditure paying for the provision of a good or service to both the Building and any other building owned by Landlord (other than the portion of such payment that is equitably allocable to the Building, as reasonably determined by Landlord).

          (d) "Variable Operating Expenses" shall mean those Operating Expenses which vary with occupancy levels or which vary with areas serviced based upon occupied Rentable Area or which are paid directly by tenants of the Building. If less than 100% of the total rentable square feet in the Building is occupied at any time during any calendar year, or if any office tenant is separately paying for electricity or other utility services or janitorial services furnished to its premises, then Operating Expenses for such calendar year shall be deemed to include all additional expenses with respect to those Variable Operating Expenses, as reasonably estimated by Landlord, which would have been incurred during such calendar year if the occupancy rate for the Building had been 100% and if Landlord paid for electricity, other utility services and janitorial services furnished to such premises.

     4.2  Payments of Taxes and Operating Expenses.  It is hereby agreed that
          ----------------------------------------
during each Lease Year of the Lease Term Tenant shall pay to Landlord Tenant's Pro Rata Share of the amount of the Operating Expenses and Real Estate Taxes for the Building Complex as set forth above. It is agreed that Tenant shall during each calendar ear pay to Landlord an estimate of Tenant's Pro Rata Share of such Real Estate Taxes and Operating Expenses as hereinafter set forth. Beginning with the calendar year 1999, the Tenant shall pay to Landlord each month following the Commencement Date on the first day of the month an amount equal to one-twelfth (1/12) of Tenant's Pro Rata Share of the Real Estate Taxes and Operating Expenses for such calendar year as reasonably estimated by Landlord, with an adjustment to be made between the parties at a later date as hereinafter provided. Furthermore, Landlord may from time to time but no more than once during any Lease Year furnish Tenant with notice of a re-estimation of the amount of Tenant's Pro Rata Share and Tenant shall commence paying its re-estimated Pro Rata Share on the first day of the month following receipt of said notice. As soon as practicable following the end of any calendar year, but not later than April 30 of the following year, Landlord shall submit to Tenant a detailed and itemized statement setting forth the exact amount of Tenant's Pro Rata Share of the Real Estate Taxes and Operating Expenses for the calendar year just completed and the difference, if any, between Tenant's actual Pro Rata Share of the Real Estate Taxes and Operating Expenses for the calendar year just completed and the estimated amount of Tenant's Pro Rata Share of the Real Estate Taxes and Operating Expenses (which were paid in accordance with this subparagraph) for such year. Such statement shall also set forth the amount of the estimated Real Estate Taxes and Operating Expenses reimbursement for the new calendar year computed in accordance with the foregoing provisions. To the extent that Tenant's Pro Rata Share of the actual Real Estate Taxes and Operating Expenses for the period covered by such statement is higher than the estimated payments which Tenant previously paid during the calendar year just completed, Tenant shall pay to Landlord the difference within thirty (30) days following receipt of said statement from Landlord. To the extent that Tenant's Pro Rata Share of the actual Real Estate Taxes and Operating Expenses for the period covered by the Statements is less than the estimated payments which Tenant previously paid during the calendar year just completed, Landlord shall refund said amount to Tenant within thirty (30) days unless Tenant is in default in which event Landlord shall credit the difference against Tenant's estimated reimbursement for such Real Estate Taxes and Operating Expenses for the current year. In addition, with respect to the monthly reimbursement, until Tenant receives such statement, Tenant's monthly reimbursement for the new calendar year shall continue to be paid at the then current rate, but Tenant shall commence payment to Landlord of the monthly installments of reimbursement on the basis of the statement beginning on the first day of the month following the month in which Tenant receives such statement. Landlord's failure to provide such statement to Tenant as specified above shall in no way relieve Landlord or Tenant from their respective payment obligations upon an adjustment for actual Real Estate Taxes and Operating Expenses in the manner provided above. Landlord agrees to contract only with unaffiliated third party vendors with respect to the services to be provided and included as Operating Expenses under this Lease and agrees to bid such service contracts at least once per annum.

     Tenant's obligation with respect to its Pro Rata Share of the Real Estate Taxes and Operating Expenses shall survive the expiration or early termination of this Lease and Landlord shall have the right to retain the Security Deposit, or so much thereof as it deems necessary, to secure payment of Tenant's Pro Rata Share of the actual Real Estate Taxes and Operating Expenses for the portion of the final calendar year of the Lease during which Tenant was obligated to pay such expenses. If

Tenant occupies the Premises for less than a full calendar year during the first or last calendar years of the term hereof, Tenant's Pro Rata Share for such partial year shall be calculated by proportionately reducing the Real Estate Taxes and Operating Expenses to reflect the number of months in such year during which Tenant occupied the Premises. Tenant shall pay its Pro Rata Share within thirty (30) days following receipt of notice thereof.

     Tenant shall have the right, but not more than once per annum, at any time within one (1) year after a statement of actual Real Estate Taxes and Operating Expenses for a particular calendar year has been rendered by, Landlord as provided herein, at Tenant's sole cost and expense, to examine and audit Landlord's books and records at Landlord's office and during normal business hours and after reasonable notice to Landlord, relating to the determination of such Real Estate Taxes and Operating Expenses. Unless Tenant objects to the statement provided by Landlord within sixty (60) days of receipt of such statement, the adjustment and statement shall be deemed conclusive.

     In the event of any error in the statement, the amount due the other shall be paid or credited, if applicable, within thirty (30) days of the determination of the error. Notwithstanding anything to the contrary set forth herein, if Tenant initiates an audit of any statement and such audit reflects an error in the statement of more than five percent (5%) in the computation of the total amount of Operating Expenses as set forth in such statement, Landlord shall reimburse Tenant for the reasonable costs incurred by Tenant in obtaining such audit.

     Tenant may request that Landlord initiate a tax appeal, not more than once per annum, and Landlord shall initiate such appeal unless, based upon the reasonable judgment of Landlord's business consultants, Landlord is advised otherwise. If, at any time during the Lease Term, Landlord is awarded proceeds from a tax protest or appeal arising from taxes paid during the Lease Term, Landlord shall pay to Tenant its pro rata share of the net proceeds within sixty
(60) days following such final ruling and receipt of such proceeds.

     4.3  Reimbursement Survives Termination.  In the event of the termination
          ----------------------------------
of this Lease by expiration of the stated term or for any other cause or reason whatsoever prior to the determination of rental adjustment as hereinafter set forth, Tenant's agreement to reimburse Landlord up to the time of termination shall survive termination of the Lease and Tenant shall pay any amount due to Landlord within thirty (30) days after being billed therefor. In the event of the termination of this Lease by expiration of the stated term or for any other cause or reason whatsoever, prior to the determination of rental adjustments as hereinabove set forth, Landlord's agreement to refund any excess additional rental paid by Tenant up to the time of termination shall survive termination of the Lease and Landlord shall pay the amount due to Tenant within thirty (30) days of Landlord's determination of such amount unless Tenant is in default in which event it shall be credited against sums due Landlord. This covenant shall survive the expiration or termination of this Lease.

     If the last year of the term of this Lease ends on any day other than the last day of December, any payment due to Landlord of Tenant's Pro Rata Share of Real Estate Taxes and Operating Costs shall be prorated on the basis by which the number of days in such partial year bears to 365.

     Any failure of Landlord to furnish Tenant with an estimate of its Pro Rata Share of Real Estate Taxes and Operating Expenses or any statements as set forth in this Section 4 shall not act to relieve Tenant of its liability therefor; and with respect to any deficiencies, Tenant agrees to pay same within thirty (30) days of written demand from Landlord.


                                   ARTICLE 5
                               BUILDING SERVICES
                               -----------------

     5.1  Standard Services.  Landlord shall maintain the base building systems
          -----------------
within the Building (other than those installed by Tenant in the Premises, if any). Such base building systems include plumbing, electrical and heating ventilation and air conditioning equipment. Specifically, Landlord agrees to furnish to the Premises during regular business hours from 7:00 a.m. to 7:00 p.m. Mondays through Fridays and from 7:00 a.m. to 1:00 p.m. Saturdays, except for Thanksgiving Day, Christmas Day, New Year's Day, Memorial Day, Independence Day and Labor Day, and subject to the rules and regulations of the Building, heat and air conditioning for the use and occupancy of the Premises, passenger elevator service and freight elevator service, if any, subject to scheduling by Landlord. The heat and air conditioning shall be provided to the Premises substantially in accordance with the Outline Specifications. Landlord shall not be liable for repairs necessitated by Tenant's misuse, abuse or negligence of said base building systems. Landlord shall also furnish: (1) electric current to be supplied for lighting the Premises and public halls and for the operation of Ordinary Office Equipment, as defined below; (ii) janitorial and cleaning services, and (iii) domestic water in reasonable quantity. Elevator service shall mean service either by non-attended automatic elevators or elevators with attendants at the option of Landlord which shall be available at all times subject to repair, maintenance, casualty and Force Majeure. Landlord shall also furnish to the Premises (at rates reasonably set by Landlord, not to exceed its actual costs) heating and air conditioning during times other than regular business hours and such other items as are not provided for herein, provided Tenant gives Landlord not less than twenty-four (24) hours notice of Tenant's needs for such additional heating or air conditioning; provided however, Landlord shall use reasonable efforts to provide such additional needs to Tenant as soon as reasonably possible following receipt of Tenant's notice. Landlord shall also, at said times, maintain and keep lighted the common stairs, entries, and toilet rooms in the Building that would reasonably be subject to use by Tenant, its agents and employees during other than regular business hours. Landlord also has the right to charge Tenant for energy costs, including any increase in utility rates, incurred because of Tenant's above Building average usage at any time or by reason of usage of the Premises or the Building during other than regular business hours. Any additional or above-average usage of services by Tenant shall be measured in accordance with Landlord's energy management system or by meter or submeter (at Tenant's expense if Landlord reasonably identifies, after review of Tenant's space plans, that an area in the Premises is likely to require additional or above-average usage of services by Tenant) and the costs to Tenant for such additional services shall be calculated in accordance therewith. For purposes hereof, Ordinary Office Equipment shall include current (or comparable to current) everyday office equipment, both in size of the equipment and number of units utilized within the Premises, for office tenants in first class office buildings in Briargate Business Campus in Colorado Springs, Colorado and shall specifically exclude computers or other equipment that require special cooling, venting or generators for the operation thereof.

     5.2  Interruption of Standard Services.  Tenant agrees that Landlord shall
          ---------------------------------
not be liable for failure to supply any heating, air conditioning, elevator, janitorial services, electric current, or any other service described in Section
5.1 above during any period if Landlord uses reasonable diligence to restore or to supply such services or electric current, it being further agreed that Landlord reserves the right to temporarily discontinue such services or any of them, or electric current at such times as may be necessary by reason of accident, unavailability of employees, repairs, alterations, or improvements, or whenever by reason of strikes, lockouts, riots, acts of God, legal requirements or any other happening or occurrence beyond the reasonable control of Landlord. If Landlord is unable to furnish such services or electric current, Landlord shall not be liable for damages to persons or property for any such discontinuance, nor shall such discontinuance in any way be construed as a constructive or actual eviction of Tenant or cause an abatement of rent or operate to release Tenant from any of Tenant's obligations hereunder. Landlord's obligation to furnish services or electric current shall be conditioned upon the availability of adequate energy sources from the public utility companies presently serving the Building Complex. Landlord shall have the right to reduce heating, cooling or lighting within the Premises and in the public area in the Building as required by any mandatory fuel or energy-saving program. Furthermore, due to energy code design requirements as promulgated from time to time, Tenant hereby acknowledges that it may on certain days experience discomfort with the heating and air conditioning cycle, and Landlord shall have no responsibility or liability therefor. Notwithstanding the foregoing, Landlord hereby agrees that if there is an interruption or discontinuance of the services which Landlord has agreed to provide that renders the Premises untenantable and such interruption or discontinuance is within Landlord's reasonable control and continues for a period of ten (10) or more consecutive days after Landlord receives written notice thereof from Tenant (hereinafter referred to as an "Unauthorized Interruption"), Tenant's rent shall abate, provided Landlord can recover such rent through Landlord's rent loss/business interruption insurance covering the Building, commencing at the end of said ten (10) day period and continuing until such time as the Premises are rendered tenantable, if Landlord has failed to correct or premeditate the cause of such Unauthorized Interruption within such ten day period. In any case, if the Unauthorized Interruption is the result of any willful misconduct or negligent acts on the part of Tenant, its agents or employees, or due to Tenant's default, Tenant's rent shall not abate. If Tenant continues to nonetheless use any part of the Premises for conducting its business, the rent shall abate only in proportion to the part rendered untenantable and not so used. Furthermore, if Landlord's rent loss/business interruption insurance will only cover a portion of Tenant's rent, the rent shall abate only as to the portion covered by such insurance.

     5.3  Services Paid by Tenant.  Unless otherwise provided by Landlord,
          -----------------------
Tenant shall separately arrange with the applicable local public authorities or utilities, as the case may be, for the furnishing of and payment for all telephone services as may be required by Tenant in the use of the Premises. Tenant shall directly pay for telephone services, including the establishment and connection thereof, at the rates charged for such services by said authority or utility, and the failure of Tenant to obtain or to continue to receive such services for any reason whatsoever shall not relieve Tenant of any of its obligations under this Lease.

     5.4  Above-Standard Service Requirements.  If heat-generating machines or
          -----------------------------------
equipment other than Ordinary Office Equipment, including telephone equipment, cause the temperature in the Premises, or any part thereof, to exceed the temperatures the Building's air conditioning system would be able to maintain in such Premises were it not for such heat generating equipment, then after notice to Tenant and reasonable opportunity to cure, Landlord reserves the right to install supplementary air conditioning units in the Premises, and the reasonable cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

     Tenant shall not, without the written consent of Landlord, use any apparatus or device which will in any way increase the amount of electricity or water which Landlord reasonably determines to be reasonable for use of the Premises as general office space, nor connect with electric current (except through existing electrical outlets in the Premises) or water pipes any apparatus or device for the purposes of using electric current, other energy or water. Landlord shall (if it reasonably determines that Tenant's use may be excessive) have the right to install one or more separately submetered electrical circuits to serve all of Tenant's equipment, machinery or appliances which equipment, machinery or appliances requires electrical current supplied to the Premises as the same is determined by Landlord which reasonable costs of submetering shall be payable by Tenant to Landlord upon demand. Tenant agrees to reimburse Landlord for the submetered electrical current utilized by Tenant at the rates charged to Landlord to purchase electrical current for the Building, such reimbursement to be made within thirty (30) days of the date of the billing therefor; such billing to occur no more frequently than monthly.

     5.5  Cleaning.  Tenant shall not provide any janitorial or cleaning
          --------
services without Landlord's written consent (which may be given or withheld in Landlord's sole discretion), and then only subject to supervision of Landlord, at Tenant's sole responsibility, and by a janitorial or cleaning contractor or employees at all times reasonably satisfactory to Landlord.

     5.6  Re-Lamping.  Landlord shall have the exclusive right to make any
          ----------
replacement of Building standard electric light bulbs, fluorescent tubes and ballasts in the Building Complex throughout the Lease Term and any renewal thereof. Landlord may adopt a system of revamping and Reba lasting periodically on a group basis as may be required in accordance with good management practice.

     5.7  After Hours Access.  Tenant shall have the right at all times to after
          ------------------
hours access to the Building by means of a card-key or other similar system installed from time to time by Landlord, subject to repair, maintenance, casualty and applicable reasonable Rules and Regulations.

     5.8  Landlord's Obligation.  Landlord agrees to construct the Building
          ---------------------
substantially in accordance with all applicable Laws (as defined in Section 11.1 hereof), in effect at the time the building permit for the Building is issued and agrees (as an Operating Expense, to the extent permitted pursuant to Section 4.1(c) hereof) to keep and maintain the common areas, structural portions and exterior of the Building Complex and to provide standard services therefor in a mariner and at levels reasonably consistent with first class office buildings of similar age, size and structure in Briargate Business Campus in Colorado Springs, Colorado. Landlord will use reasonable efforts to uniformly enforce the Rules and Regulations attached hereto as Exhibit E with respect to all tenants in the Building and Landlord agrees to include in the Rules and Regulations of each lease entered into with all tenants of the Building, paragraph 24 of Exhibit E hereof.

                                   ARTICLE 6

                                 TENANT REPAIR
                                 -------------

     6.1  Damage by Tenant.  Subject to the provisions of Section 10.3, if the
          ----------------
Building Complex, the Building, the Premises or any portion thereof including but not limited to the elevators, boilers, engines, pipes and other apparatus, or members of elements of the Building (or any of them) used for the purpose of climate control of the Building or operating the elevators, or if the water pipes, drainage pipes, electric lighting or other equipment of the Building or the roof or outside walls of the Building or parking facilities of Landlord and also Tenant Improvements (as hereinafter defined) including but not limited to the carpet, wall covering, doors and woodwork, become damaged or are destroyed through the negligence, carelessness or misuse of Tenant, its contractors, servants, agents, employees or anyone permitted by Tenant to be in the Building, or through it or them, then the reasonable cost of the necessary repairs, replacements or alterations shall be borne by Tenant who shall pay the same within thirty (30) days of receipt of an invoice for such costs to Landlord as Additional Rent. Landlord shall have the exclusive right, but not the obligation, to make any repairs necessitated by such damage following written notice to Tenant and a reasonable opportunity to initiate and complete such repairs.

     6.2  Maintenance.  Tenant shall keep the Premises, including all fixtures
          -----------
and improvements installed by Tenant or at Tenant's request, in good order, condition and repair and in secure and lawful condition, ordinary wear and tear and damage by acts of God excepted. If Tenant, after receipt of written notice and a reasonable period to commence and cure such default as set forth in
Article 24 hereof, fails to keep the Premises in such good order, condition and repair as required hereunder to the reasonable satisfaction of Landlord, Landlord may restore the Premises to such good order and condition and make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's property or business by reason thereof, and upon completion thereof, Tenant shall pay to Landlord, as Additional-Rent, upon demand, the cost of restoring the Premises to such good order and condition and the making of the repairs.- If as a result of any changes in governmental laws, ordinances, rules or regulations, the Premises must be altered to lawfully accommodate the use or occupancy of Tenant, such alterations shall be made only with Landlord's prior consent, and shall be made in accordance with Article 15 hereof and the entire cost shall be borne by Tenant. In no event shall the requirement of Landlord's consent for alterations create any liability of Landlord to Tenant or any third party arising from or related to such legal requirements.

     6.3  Good Condition.  Tenant shall leave the Premises at the end of each
          --------------
day in a reasonable condition for the purpose of allowing the performance of Landlord's cleaning services hereinafter described.

     6.4  Surrender.  At termination of this Lease, upon its expiration or
          ---------
otherwise, Tenant shall remove from the Premises all personal property and trade fixtures of Tenant; repair any damage caused by such removal; deliver up the Premises with all improvements located thereon (except as herein provided) in good repair and condition, reasonable wear and tear and damage by casualty excepted, broom clean and free of all debris, execute and deliver such conveyance as Landlord may reasonably deem necessary or desirable to evidence the same and any other conveyances pursuant to this Lease; and continue to insure all of the same; as otherwise required pursuant hereto, until this
Section 6.4 has been complied with. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating in advance of the expiration of the Lease Term and shall arrange to meet with Landlord for a joint inspection of the Premises. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall be conclusively correct for purposes of determining Tenant's responsibility for repairs and restoration.

     6.5  Broken Glass.  Tenant shall pay within thirty (30) days after demand
          ------------
the reasonable cost of replacement with identical quality, size and characteristics of glass broken on the Premises, including outside windows and doors of the perimeter of the Premises (including perimeter windows in the exterior walls) during the continuance of this Lease, unless the glass shall be broken by Landlord, its employees, contractors, servants, or agents acting on its behalf.

                                   ARTICLE 7

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     7.1  Limitations.  Except as set forth in Section 7.4 below, Tenant shall
          -----------
not assign or in any manner transfer this Lease or any estate or interest therein or sublet Premises or any part thereof, or grant any license, concession or other right to occupy any portion of Premises without the prior written consent of Landlord as set forth herein. Landlord shall not unreasonably withhold or delay consent to any subletting or assignment provided Tenant requests such consent in writing at least fifteen (15) days prior to the proposed assignment or subletting and (i) Tenant is not in default (following written notice and expiration of any applicable cure period) of this Lease, (ii) the use of the Premises does not violate the Lease, including the Rules and Regulations attached hereto as Exhibit E, (iii) the proposed sublessee or
                               ---------
assignee has a good business reputation, (iv) Tenant submits and Landlord approves the most current audited current financials (or such other financial information as is available) for such sublessee or assignee, but only to the extent that Tenant intends to assign to such sublessee or assignee its rights to the Third Expansion Space (as defined in Section 32.8(c))and/or to the Option to Extend (as set forth in Section 32.10), (v) Tenant submits the form of assignment or sublease for Landlord's prior reasonable review and approval, such forms being deemed approved to the extent Tenant uses the forms attached hereto as Exhibits J and J-1 (without modification) and (vi) such sublessee or assignee
   ------------------
is not a tenant in the Building. Landlord shall provide to Tenant its response to Tenant's request for assignment or subletting within fifteen (15) days following the date that Landlord receives such written request from Tenant. If Landlord does not provide its response within such fifteen (15) day period, the request shall be deemed disapproved. Landlord acknowledges Tenant's desire to sublease approximately 7,000 square feet of the Premises to a third party upon commencement of the Lease Term. Such sublease, however, shall remain subject to Landlord's consent upon its evaluation of the criteria specified in this Section
7.1. Consent by Landlord to one or more assignments of this Lease or to one or more subletting of Premises shall not operate as a waiver of Landlord's rights under this section. Any such assignment or subletting without Landlord's consent shall be deemed void and confer no rights upon a third party. Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of the rental herein specified and for compliance with all other terms and conditions of this Lease. Without in any way limiting Landlord's right to refuse to give consent, Landlord reserves the right in the event it does give consent to impose such conditions upon its consent as Landlord deems necessary, including the requirement of additional security which in Landlord's reasonable business judgment shall insure the existing state of Premises and the rentals due under this Lease.

     Except as set forth in Section 7.4 below, neither this Lease nor any interest therein shall be assignable as to the interest of Tenant by operation of law, without the written consent of Landlord. Except as permitted pursuant to Section 7.4 below, a sale by Tenant of all or substantially all of its assets or all or substantially all of its stock (if Tenant is a publicly traded corporation); a merger of Tenant with another corporation; or the transfer of fifty-one percent (51%) or more of the stock of Tenant if Tenant's stock is not publicly traded; or the transfer of fifty-one percent (51%) or more of the beneficial ownership interest in Tenant if Tenant is a partnership or a limited liability company without the prior written consent of Landlord, shall constitute a prohibited assignment hereunder.

     7.2  Acceptance of Performance.  If this Lease be assigned or if the
          -------------------------
Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after a default by Tenant not cured within any applicable notice and cure period, collect the rent from the assignee, subtenant or occupant and apply the net amount collected to the rent or any other amounts owed by Tenant herein reserved retaining the remainder, if any, for the account of Tenant, but no such assignment, subletting, occupancy or collection shall be deemed an acceptance of the assignee, subtenant or occupant as the tenant hereof, or constitute a release of Tenant from further performance by Tenant of the covenants on the part of Tenant herein contained.

     7.3  Document Review.  Intentionally Deleted.
          ---------------

     7.4  Affiliated Entities.  Provided Tenant is not in default (following
          -------------------
written notice and expiration of any applicable cure period) hereunder, Tenant may sublet or assign to any Affiliated Entity (as defined below) without Landlord's prior consent provided Tenant delivers to Landlord a copy of the executed sublease or assignment on a Landlord approved form to Landlord within ten (10) days of such subletting or assignment, which subletting or assignment shall be subject to all of the liabilities and obligations set forth herein and Tenant shall not be released of any of its liabilities hereunder. In no event, however, in the event of an assignment shall such assignment have any material adverse financial impact on Tenant's financial status. Tenant shall, prior to such transfer, provide written evidence reasonably satisfactory to Landlord that there shall be no material adverse financial impact on Tenant or Landlord resulting from such assignment. For purposes hereof, Affiliated Entity shall mean an entity which
(i) controls, is controlled by, or is in common control with Tenant; or (ii) results from the merger or consolidation with Tenant or acquires all or substantially all of the assets or stock of Tenant.

                                   ARTICLE 8

                   TRANSFER BY LANDLORD AND LIMITED LIABILITY
                   ------------------------------------------

     8.1  Transfer of Landlord's Interest.  In the event of a sale, conveyance,
          -------------------------------
or assignment by Landlord of Landlord's interest in the Building Complex (other than a transfer for security purposes only), Landlord shall be relieved from and after the date of such transfer or assignment of all of Landlord's obligations and liabilities accruing thereafter on the part of Landlord if and to the extent the same are expressly assumed by such assignee or transferee, and in such event Tenant agrees to look only toward such assignee or transferee of Landlord's interest for performance of obligations and liabilities arising after the date of such transfer; provided, however, that no successor landlord shall be responsible for the return of security deposits unless such successor actually receives such deposits.

     8.2  Limited Liability of Landlord.  Anything contained in this Lease to
          -----------------------------
the contrary notwithstanding, Tenant agrees that Tenant shall look solely to the estate of Landlord in the Building Complex and all insurance proceeds in connection therewith (to the extent such insurance proceeds have not been expended by Landlord in connection with the Building Complex or are not subject to any rights of the holders of any mortgages encumbering the Building Complex), which shall be subordinate to the rights of any lender or mortgagee of Landlord, for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms and provisions of this Lease to be observed or performed by Landlord, subject, however, to the rights of the holder of any mortgage covering the Building Complex, and no other assets of Landlord, its partners, agents, employees, officers, or the employees or officers of any of its partners shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claim and Landlord shall not be liable for any such default or breach except to the extent of Landlord's estate in the Building Complex and such insurance proceeds as are above-referenced.

                                   ARTICLE 9

                                USE OF PREMISES
                                ---------------

9.1  Use.  Except as expressly permitted by prior written consent of Landlord,
     ---
which may be given or withheld in its sole discretion, the Premises shall not be used other than for general business office purposes. All use of the Premises shall comply with the terms of this Lease and all applicable laws, ordinances, regulations or other governmental ordinances, recorded restrictions, covenants and easements and association rules and regulations from time to time in existence, including, without limitation, obtaining any and all necessary licenses and permits (collectively, "Permits"), to the extent that Tenant has actual notice thereof or has received copies thereof from Landlord. Notwithstanding anything to the contrary contained herein, Landlord represents and warrants that the use of the Premises permitted under this Lease is permitted pursuant to all such Permits.

9.2  Compliance with Rules and Regulations.  Tenant and employees and all
     -------------------------------------
persons visiting or doing business with Tenant in the Premises shall be bound by and shall observe the Rules and Regulations as set forth in Exhibit E, attached
                                                            ---------
hereto and made a part hereof, which may, at Landlord's reasonable discretion, be promulgated, amended, or expanded from time to time during the Lease term by Landlord relating to the Building, the Building Complex and/or the Premises of which reasonable prior notice in writing shall be given to Tenant and all such rules and regulations as changed from time to time shall be deemed to be incorporated into and form a part of this Lease. Tenant shall further be responsible for the compliance with such rules and regulations by Tenant's employees, agents, patrons and invitees while in the Building. Any default in the performance or observance of such rules and regulations shall be a default hereunder pursuant to the terms of Section 24.1 and Landlord shall have all remedies provided for in Section 24.2 in the event of an uncured default by Tenant. Except as otherwise provided herein, Landlord however, shall not be responsible to Tenant for nonobservance by any other tenant or person of any tenant or person of any such rules and regulations. Landlord agrees to enforce the Rules and Regulations against Tenant in a manner reasonably consistent with its enforcement of such rules and regulations against other tenants; however, Tenant acknowledges that certain rules or regulations may be specific to a tenant or use and that such rules or regulations may not be applicable to all tenants and cannot be enforced uniformly. For example, a. tenant with a banquet area in its premises may have different rules governing preparation and serving of food.

                                  ARTICLE 10

                                   INSURANCE
                                   ---------

     10.1  Tenant's Insurance.  Tenant shall, during its occupancy of the
           ------------------
Premises and during the entire term hereof, at its sole cost and expense, obtain, maintain and keep in full force and effect, and with Tenant, Landlord, the property manager and mortgages of Landlord (of which Tenant was provided notice of) named as additional insureds therein as their respective interests may appear, the following types and kinds of insurance:

          (a) Upon property of every description and kind owned by Tenant and located in the Building Complex or for which Tenant is legally liable or installed by or on behalf of Tenant, including, without limitation, furniture, fittings, installations, alterations, additions, partitions, fixtures and anything in the nature of a leasehold improvement in an amount not less than the full replacement cost thereof, with a Minimum Coverage on the Special Causes of Loss Form including Sprinkler Leakage; and in the event that there shall be a dispute as to the amount which comprises full replacement cost, the decision of Landlord or the mortgages of Landlord shall be conclusive. In no event shall the deductible for such insurance be more than $1,000.00.

          (b) Bodily Injury Property Damage and Commercial General Liability insurance including personal liability, contractual liability, non-owned automotive liability, tenants' legal liability for the full replacement costs of the Premises, and which coverage shall include the business operations conducted by Tenant and any other persons on the Premises. Such policies shall be written on a comprehensive basis with limits of not less than $1,000,000.00 for any one occurrence for bodily injury and property damage with limits of not less than $2,000,000 general aggregate for bodily injury and property damage, together with not less than a $5,000,000 umbrella policy, and such higher limits for all such insurance as Landlord or the mortgages of Landlord may reasonably require, provided that such higher limits are customarily held by comparable tenants of comparable buildings in Colorado Springs, Colorado. All policies shall name Landlord, its managers and mortgages (of which Tenant was provided notice) as additional insureds. All policies shall be primary and noncontributing over any valid and collectible insurance of any of the additional insureds.

          (c) Any other form or forms of insurance as Landlord or the mortgages of Landlord may reasonably require from time to time in form, in amounts and for insurance risks consistent with then prevalent insurance industry practices and policies for comparable tenants of comparable buildings in Colorado Springs, Colorado.

          (d) Business interruption insurance in such amounts as will reimburse Tenant for direct loss of earnings for two (2) years attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or to the Building as a result of such perils.

          (e) Workers' Compensation Insurance, as required by law, including Employers liability limits in amounts not less than $500,000 each employee, $500,000 policy limit and $500,000 by disease.

          (f) If Tenant performs any work on the Premises, prior to the commencement of any such work, Tenant shall deliver to Landlord certificates issued by insurance companies qualified to do business in the State of Colorado, evidencing that workmen's compensation and public liability insurance and property damage insurance, all with companies in form and in amounts reasonably satisfactory to Landlord, are in force and effect and maintained by all contractors and subcontractors engaged by Tenant to perform such work and shall name Landlord, its manager and mortgagee (of which Tenant has been provided notice) as additional insureds. To the extent customary for comparable tenants of comparable buildings in Colorado Springs, Colorado, Landlord or its mortgagee may require any other form or types of insurance of such parties, and may be added as an additional insured thereunder if so requested. All policies shall be primary and noncontributory over any valid collectible insurance made available to any of the additional insureds.

     All policies shall be taken out with insurers acceptable to Landlord and in form reasonably satisfactory from time to time to Landlord. Tenant agrees that certificates of insurance, or, if required by Landlord or the mortgagees of Landlord, certified copies of each such insurance policies will be delivered to Landlord as soon as practicable after the placing of the required insurance, but in no event later than ten (10) days after Tenant takes possession of all or any part of the Premises. All policies shall contain an undertaking by the insurers to notify Landlord and the mortgagees of Landlord (of which Tenant has been provided notice) in writing not less than thirty (30) days prior to any material change, cancellation or sooner termination thereof.

     Tenant covenants and agrees that in the event of damage or destruction to the leasehold improvements in the Premises covered by insurance as required to be taken out by Tenant herein, and if Landlord or Tenant do not terminate this Lease pursuant to Section 21.1 herein, Tenant will use the proceeds of such insurance for the purpose of repairing or restoring such leasehold improvements. In the event that Landlord or Tenant are entitled to terminate the Lease pursuant to Article 21, then if the Premises have also been damaged, Tenant shall pay to Landlord that amount of its insurance proceeds necessary to repair the leasehold improvements.

     10.2  Landlord's Insurance.  Landlord agrees to carry during the term
           --------------------
hereof insurance for fire, extended coverage, vandalism and malicious mischief, insuring the Building Complex (excluding foundations, excavations and other non-insurable items) for the full replacement cost thereof and with a Minimum Coverage on the Special Causes of Loss Form including Sprinkler Leakage. Landlord shall also agree to carry commercial general liability insurance of $5,000,000 in conjunction with an umbrella policy. Such policies shall be issued by insurance companies qualified to do business in the State of Colorado. Landlord may, but shall not be obligated to, take out and carry any other form or forms of insurance as it or the mortgagees of Landlord may reasonably determine to be advisable. All costs of such insurance shall be included as Operating Expenses and notwithstanding any contribution by Tenant to the cost of insurance premiums, as provided in Article 4, Tenant acknowledges that it has no right to receive any proceeds from any such insurance policies carried by Landlord, and that such insurance will be for the sole benefit of Landlord, with no coverage for Tenant for any risk insured against.

     10.3  Subrogation.  The parties hereto agree that any and all fire,
           -----------
extended coverage and/or property damage insurance which is required to be carried by either shall be endorsed with a subrogation clause, substantially as follows: "This insurance shall not be invalidated should the insured waive, in writing prior to a loss, any and all right of recovery against any party for loss occurring to the property described therein"; and each party hereto waives all claims for recovery from the other party, its officers, agents or employees for any loss or damage (whether or not such loss or damage is caused by negligence of the other party), and notwithstanding any provisions contained in this Lease to the contrary, as a result of damage to any of its real or personal property insured under valid and collectible insurance policies to the extent of the collectible recovery under such insurance or which would have been collectible had the party carried the insurance required to be maintained hereunder.

                                  ARTICLE 11

                               OBSERVANCE OF LAW
                               -----------------

     11.1  Law and Covenants.  Tenant shall comply with all provisions of any
           -----------------
applicable covenants, rules or restrictions of which Tenant has received prior written notice, including the architectural control committee, and all provisions of law, including without limitation, federal, state, county and city laws, ordinances and regulations and any other governmental, quasi-governmental or municipal regulations (collectively, "Laws"), which shall impose any duty upon Landlord or

Tenant, and which relate to Premises, including, without limitation, the partitioning, equipment operation, alteration, occupancy and use of the Premises, and to the making of any repairs, replacements, alterations, additions, changes, substitutions or improvements of or to the Premises. Moreover, Tenant shall comply with all police, fire and sanitary regulations imposed by any federal, state, county or municipal authorities, or made by insurance underwriters, and to observe and obey all governmental and municipal regulations and other requirements governing the conduct of any business conducted in the Premises or the use or occupancy thereof. Notwithstanding anything to the contrary contained herein, Landlord shall comply with all Laws which relate to the base building structure, the base building systems and the common areas of the Building (the costs of which may be passed through to the tenants as Operating Expenses as provided in Article 4 hereof).

     11.2  Taxes. Tenant shall fully and timely pay all business and other
           -----
taxes, charges, rates, duties, assessments and license fees levied, rates imposed, charged or assessed against or in respect of Tenant's occupancy of the Premises or in respect of the personal property, trade fixtures, furniture and facilities of Tenant or the business or income of Tenant on and from the Premises, if any, as and when the same shall become due, and to indemnify and hold Landlord harmless from and against all payment of such taxes, charges, rates, duties, assessments and license fees and against all loss, costs, charges and expenses occasioned by or arising from any and all such taxes, rates, duties, assessments and license fees, and to promptly deliver to Landlord for inspection, upon written request of Landlord, evidence satisfactory to Landlord of any such payments.

                                  ARTICLE 12

                       WASTE AND NUISANCE; ENVIRONMENTAL
                       ---------------------------------

     12.1  Waste and Nuisance.  Tenant shall not commit, suffer or permit any
           ------------------
waste or damage or disfiguration or injury to the Premises or common areas in the Building Complex or the fixtures and equipment located therein or thereon, or permit or suffer any overloading of the floors thereof and shall not place therein any safe, heavy business machinery, computers, data processing machines, or other heavy things (other than as set forth on Tenant's plans for the leasehold improvements, as approved by Landlord) without first obtaining the consent in writing of Landlord and, if reasonably requested, Landlord's architect or engineer (at Tenant's expense), and not use or permit to be used any part of the Premises for any dangerous, noxious or offensive trade or business, and shall not cause or permit any nuisance in, at or on the Premises.

     12.2  Environmental Covenant. Except for De Minimis Amounts (as hereinafter
           ----------------------
defined) of Hazardous Substances (as hereinafter defined) used in accordance with law and in conjunction with normal general office purposes, Tenant or any of its agents, employees, representatives, contract ors, suppliers, customers, subtenants, concessionaires, licensees, or invitees shall not cause or permit any Hazardous Substance to be used, stored, generated, or disposed of on, in or about the Premises, the Building, the Property or the Building Complex unless Tenant shall have received Landlord's prior written consent, which Landlord may withhold or at any time revoke in its sole discretion. "De Minimis Amounts" as used herein shall mean any Hazardous Substance customarily used in the management, maintenance or repair of office buildings in Colorado Springs, Colorado or in connection with general office use, in both instances in a manner that (a) does not constitute a violation or threatened violation of any Environmental Law or require any reporting or disclosure under any Environmental Law and (b) is consistent with customary business practice for such operations in the state where the property is located, provided that such storage or use does not constitute a release. Without limitation of the foregoing, if Tenant causes or permits the presence of any Hazardous Substance on the Premises and that results in any contamination in violation of Environmental Laws, Tenant shall promptly, at its sole expense, take any and all necessary or appropriate actions to return the Premises to the condition required by Environmental Laws. Tenant shall first obtain Landlord's written approval for any such remedial action.

     12.3  Hazardous Substances.  As used herein, "Hazardous Substance" means
           --------------------
any substance that is regulated by any local government, the State of Colorado, the United States government, or any agency, authority and/or instrumentality thereof and includes any and all materials or substances that are defined as "hazardous waste," "extremely hazardous waste," or a "hazardous substance" pursuant to any Environmental Law. "Hazardous Substance" includes but is not restricted to petroleum and petroleum byproducts, asbestos, explosives, polychlorinated biphenyls ("PCBs") and infectious waste.

     12.4  Environmental Laws.  As used herein, "Environmental Laws" means all
           ------------------
federal, state and local laws, including statutes, regulations, and requirements, relating to the discharge of air pollutants, water pollutants or process waste water or otherwise relating to the environment or Hazardous Substances, including, but not limited to, the Federal Clean Water Act, the Federal Resource Conservation and Recovery Act of 1976, the Federal Comprehensive Environmental Responsibility Cleanup and Liability Act of 1980, regulations of the Environmental Protection Agency, regulations of the Nuclear Regulatory Commission, and regulations of any state department of natural resources or state environmental protection agency, as amended or supplemented from time to time, now or at any time hereafter in effect.

                                  ARTICLE 13

                               ENTRY BY LANDLORD
                               -----------------

     13.1 Landlord and its agents shall have the right to enter the Premises at all reasonable times upon reasonable prior notice for the purpose of examining or inspecting the same, to supply janitorial services and any other services to be provided by Landlord to Tenant hereunder, to show the same to prospective purchasers, lenders or investors, and to make such alterations, repairs, improvements or additions, whether structural or otherwise, to the Premises or to the Building as Landlord may deem necessary or desirable. Landlord may enter during last twelve months of Lease Term to show the Premises to prospective tenants. Landlord may enter the Premises for any of the foregoing reasons including entry by means of a master key without liability to Tenant including any claims of interference and without affecting this Lease or Tenant's obligations under this Lease. Landlord shall use reasonable efforts to avoid interference with Tenant's business in the Premises.

                                  ARTICLE 14

                                INDEMNIFICATION
                                ---------------

     14.1  Indemnification by Tenant.  Subject to the waiver set forth in
           -------------------------
Section 10.3, Tenant shall indemnify Landlord and save it harmless from and against any and all claims, damages, fines, judgments, penalties, costs, expenses, liability or losses (including loss of rentals payable by Tenant or other tenants in the event of loss either directly or indirectly caused by any negligent act or omission, willful misconduct or default (whether or not applicable cure periods have expired) under the Lease of or by Tenant, its agents, contractors, employees, servants, licensees, or concessionaires or invitees or by anyone permitted to be on the Premises by Tenant, claims, actions, damages, liability and expenses arising out of or in connection with the use and/or occupancy of the Premises, including, without limitation, from any occurrence in, upon or at the Premises or any part thereof, occasioned wholly or in part by any negligent act or omission, willful misconduct of Tenant or default (whether or not applicable cure periods have expired) under the Lease of or by Tenant, its agents, contractors, employees, servants, licensees, or concessionaires or invitees or by anyone permitted to be on the Premises by Tenant. Subject to the waiver set forth in Section 10.3 above, Tenant shall additionally indemnify, defend and hold harmless Landlord from and against any and all claims, damages, fines, judgments, penalties, costs, expenses, liabilities, or losses relating to any violation by Tenant of any Environmental Law (as hereinafter defined) or of Section 12.2 (including, without limitation, a decrease in value of the Premises, damages caused by loss or restriction of rentable or usable space, damages caused by adverse impact on marketing of space, and any and all sums paid for settlement of claims, attorneys' fees, consultant fees, and expert fees, in each case if and to the extent related directly to such violation) incurred by or asserted against Landlord arising during or after the term of this Lease as a result thereof. This indemnification includes, without limitation, any and all reasonable costs incurred because of any investigation of the site or any cleanup, removal, testing, or restoration mandated or conducted by or on behalf of any federal, state, or local agency or political subdivision with respect to Tenant's violation of any applicable Environmental Laws. In the event Landlord shall be made a party to any litigation commenced by or against Tenant or by anyone permitted to be on the Premises by Tenant, its agents, contractors, employees, servants, licensees, concessionaires or invitees, then Tenant shall protect and hold Landlord harmless and shall pay all reasonable costs, expenses and reasonable attorney's fees incurred or paid by Landlord in connection with such litigation whether or not such action is contested or prosecuted to judgment, subject to Section 28.12 hereof. All personal property on the Premises shall be at Tenant's sole risk, and Landlord shall not be liable for, and subject to the waiver set forth in
Section 10.3 hereof, Tenant shall indemnify and hold Landlord harmless from any liability in connection with, any damage done to or loss of such personal property or for damage or loss suffered by Tenant, unless due to the gross negligence or willful misconduct of Landlord or its agents or employees acting within the scope of their employment. Notwithstanding the foregoing, the indemnification obligations set forth herein shall not be applicable to the extent that the act from which the indemnity arose was caused by the willful or grossly negligent acts of the Landlord.

     14.2  Indemnification by Landlord.  Other than as expressly set forth in
           ---------------------------
that certain Phase I Environmental Report dated August, 1997 and prepared by CTL/Thompson Inc. (a copy of which has been provided to Tenant), Landlord has no actual knowledge of the release or disposal of any Hazardous Substances within the Building Complex and, except for De Minimis Amounts, Landlord shall not cause or permit any Hazardous Substance to be used, stored, generated or disposed of on, in or about the Building Complex in violation of any applicable Environmental Laws. Subject to the waiver set forth in Section 10.3, Landlord agrees to indemnify, defend and hold Tenant harmless from and against any and all claims, damages, fines, judgments, penalties, costs, expenses, liabilities or losses arising from any governmental entity or other third party seeking to enforce against Tenant or seeking damages from Tenant, or seeking to join Tenant in any legal action pertaining to the violation by Landlord of any Environmental Law(s). Subject to the waiver set forth in Section 10.3, Landlord agrees to further indemnify, defend and hold Tenant harmless of and from all liability, loss, damages, costs or expenses on account of bodily injury to the person of Tenant or of any third party rightfully in the Building Complex or property damage of any such third party, where the injuries or property damage are caused by the gross negligence or willful misconduct of Landlord or its agents or employees acting within the scope of their employment. Notwithstanding the foregoing, the indemnification obligations set forth herein shall not be applicable to the extent that the act from which the indemnity arose was caused by the willful or grossly negligent acts of the Tenant. The indemnity set forth in this Section 14.2 shall not be binding upon any Mortgagee and Tenant shall look solely to the respective landlord when such landlord is finally held to have violated the Environmental Law or caused injury or damage as set forth above. Neither the predecessor in interest nor the successor in interest to such landlord shall be liable to Tenant for this indemnity.

     14.3  Comparative Fault.  To the extent that either Landlord or Tenant
           -----------------
(inclusive of their respective employees, agents, contractors, servants, concessionaires, licensees, or invitees) is finally held by a court of competent jurisdiction to be partially at fault for any claim for which an indemnity obligation arises hereunder, then neither Landlord nor Tenant as against each other shall indemnify, defend or hold the other harmless and each party shall be liable only to the extent of the percentage of its own fault as finally held by the court of competent jurisdiction.

                                  ARTICLE 15

                                  ALTERATIONS
                                  -----------

     15.1  Alterations by Tenant.  Other than (i) alterations of a cosmetic
           ---------------------
nature, including painting, carpeting, wall coverings or such other modifications of a similar nature and (ii) alterations resulting in a total cost to Tenant of $10,000.00 or less per event, Tenant shall not make, install or erect in or to the Premises any installations, alterations, modifications, additions or partitions without obtaining a building permit therefor, if applicable, and without submitting the drawings and specifications to Landlord and obtaining Landlord's prior written consent in each instance, which consent will not be unreasonably withheld or delayed (in no event shall Tenant be permitted to make any alterations to any building systems, structural, mechanical, electrical or otherwise, or to any portion of the Building or Building Complex other than within the Premises as shown in the Final Plans approved pursuant to the Work Plan). Furthermore, Tenant shall obtain Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed, to any change or changes in such drawings or specifications submitted as aforesaid. Tenant shall pay the reasonable cost to Landlord of having its architects, engineers, or other consultants review such plans and changes thereto prior to proceeding with any work based on such drawings or specifications. All such work shall be performed in a good and workmanlike manner, free and clear of all mechanic's liens, and in compliance with the provisions of Article II hereof, and once commenced shall be diligently pursued through completion, and Landlord shall have no liability for the performance of such work, notwithstanding its consent to any plans and specifications. PROVIDED NEVERTHELESS that Landlord may, at its option, at Tenant's expense, require that Landlord's contractors be engaged for any mechanical or electrical work or other leasehold improvement affecting the base building systems for the Building Complex. Without limiting the generality of the foregoing, any work performed by or for Tenant shall be performed by competent workmen whose labor union affiliations are not incompatible with those of any workmen who may be employed in the Building Complex by Landlord, its contractors or subcontractors. In addition to the above all contractors and subcontractors must meet Landlord's specifications, as reasonably determined by Landlord, for minimum requirements for insurance, bonds, quality of work, experience and such other reasonably applicable factors. Tenant shall submit to Landlord's supervision over construction, shall, if the total cost for any such alteration will exceed S50,000, provide Landlord upon request with financial assurances prior to the commencement of such alteration, and promptly pay to Landlord's or Tenant's subcontractors, as the case may be, when due, the costs of all such work and of all materials, labor and services involved therein and of all decoration and all changes in the Building, its equipment or services necessitated thereby. Tenant covenants that Tenant will not suffer or permit during the Term hereof any mechanics' or other liens for work, labor, services or materials ordered by Tenant or for the cost of which Tenant may be in any way obligated, to attach to the Premises or to the Building Complex and that whenever and so often as any such liens shall attach or claims therefor shall be filed, Tenant shall, within thirty (30) days after Tenant has notice of the claim for lien, procure the discharge thereof by payment or by giving security or in such other manner as is or may be required or permitted by law or which shall otherwise satisfy Landlord and or Landlord's mortgagee. Tenant hereby indemnifies and saves Landlord harmless from and against any and all loss, liability, damage, penalty, cost expense or fee (including, without limitation, court costs and reasonable attorneys' fees) incurred by or asserted against Landlord as a result of the existence of any lien against the Building, Premises or the Property arising from any labor, materials or other claims against Tenant or work or materials ordered by or for Tenant. Tenant shall, at its own cost and expense, take out or cause to be taken out any additional insurance reasonably required by Landlord to protect Landlord's, the mortgagee's and Tenant's interest during the period of alteration, to the extent commercially reasonable..

   At least five (5) days prior to the commencement of any work permitted to be done by persons requested by Tenant on the Premises, Tenant shall notify Landlord of the proposed work and the names and addresses of the persons supplying labor and materials for the proposed work so that Landlord may avail itself of the provisions of statutes such as Section 38-22-105(2) of the Colorado Revised Statutes (1973). During any such work on the Premises, Landlord, or its representatives, shall have the right to go upon and inspect the Promises at all reasonable times, and shall have the right to post and keep posted thereon notices such as those provided for by Section 38-22-105(2) C.R.S.
(1973) or to take any further commercially reasonable action which Landlord may deem to be proper for the protection of Landlord's interest in the Premises.

   15.2  Alterations by Landlord. Provided such change does not in any way
         -----------------------
materially adversely affect Tenant's use of the Premises as contemplated herein, Landlord hereby reserves the right at any time and from time to time and without any liability to Tenant for any claims, to make changes in, additions to, subtractions from or rearrangements of the Building Complex, including, without limitation, all improvements at any time thereof, all entrances and exits thereto, and to grant, modify and terminate easements or other agreements pertaining to the Building Complex, including, but not limited to, the entrance foyer and lobby, and the common corridors and to make changes or additions to the pipes, conduits, ducts, utilities and other building services in the Premises which serve other portions of the Building, provided further that prior to the Commencement Date, Landlord may alter the Premises to the extent found necessary by Landlord to accommodate changes in construction design or facilities including major alterations but the Premises, as altered, shall be in all material aspects comparable to the Premises as defined herein. Notwithstanding the foregoing, if Landlord intends to materially modify the scope of work with respect to construction of the Building from that which is set forth in the Outline Specifications and Site Plan attached hereto, Landlord agrees to notify Tenant of the same and to obtain Tenant's consent, which shall not be unreasonably withheld or delayed, to such modification. If Tenant does not respond to Landlord within five (5) business days following written notification by Landlord, such non-response shall be deemed an approval of such modification. Any expense by Landlord of the above rights including entry upon the Premises shall be without liability to Tenant, including any claims of interference and without affecting this Lease or the obligations of Tenant under this Lease. Landlord shall use reasonable effort to avoid interference with Tenant's business in the Premises.

                                  ARTICLE 16
                             SIGNS AND ADVERTISING
                             ---------------------

     16.1 Except as set forth in Section 32.7, Tenant shall not install, paint, display, inscribe, place or affix any sign, picture, advertisements, notice, lettering or direction on any part of the Building Complex or in the interior of the Premises or other portion of the Building. Landlord will prescribe a uniform pattern of identification signs for tenants to be placed on the outside corridor wall which is near the door leading into the Premises and will provide for standard directory identification in the lobby of the Building and other than such identification signs, Tenant shall not install, paint, display, inscribe, place or affix, or otherwise attach, any sign, picture, advertisement, notice, lettering or direction on the inside or outside of the Premises for exterior view without the written consent of Landlord which may be given or withheld in Landlord's sole discretion. The costs for installation of the identification signs described herein shall be credited against the amount of the Allowance described in Exhibit C.
                           ---------


                                  ARTICLE 17
                 SUBORDINATION TO MORTGAGES AND DEEDS OF TRUST
                 ---------------------------------------------

     17.1 Subject to Landlord's obligation to obtain for Tenant non-disturbance agreements in accordance with the terms and conditions of this Article 17, this Lease and the rights of Tenant hereunder shall be and are hereby made subject and subordinate to the lien of any mortgages or deeds of trust now or hereafter existing against the Building Complex and to all renewals, modifications, consolidations, replacements and extensions thereof and to all advances made, or hereafter to be made, upon the security thereof. Although such subordination shall be self-operating, Tenant, or its successors in interest, shall upon Landlord's request, execute and deliver within ten (10) business days any and all instruments desired by Landlord, subordinating, in the manner reasonably requested by Landlord, this Lease to any such mortgage or deed of trust. If Tenant fails to return the subordination documents within ten (10) business days then all subordination documents at Landlord's option shall irrevocably and conclusively be deemed affirmed and approved by Tenant and Landlord may exercise any other right or remedy for Tenant's failure to execute and return the subordination documents.

     Should any mortgage or deed of trust affecting the Building Complex be foreclosed, then:

           (a) except for certain maintenance and repair obligations that are of a continuing nature (and continue beyond the date of transfer to the extent of such continuance), the liability of the mortgagee, beneficiary or purchaser at such foreclosure sale or transfer in lieu of foreclosure shall exist only as to the liability and obligations of Landlord accruing or arising after the date of such transfer and only so long as such mortgagee, beneficiary or purchaser is the owner of the Building Complex and such liability shall not continue or survive after further transfer of ownership; and

           (b) the liability for any security deposits or prepaid rents of the mortgagee, beneficiary or purchaser at such foreclosure sale or transfer in lieu of foreclosure sale shall exist only to the extent that the mortgagee, beneficiary or purchaser actually received the security deposits or prepaid rents and failed to apply such sums in accordance with the Lease or, if applicable, failed to transfer or assign such sums to any subsequent purchaser or transferee.

           (c) Tenant shall be deemed to have attorned, as Tenant under this Lease, to the purchaser at any foreclosure sale thereunder or transferee pursuant to a deed in lieu of foreclosure, and this Lease shall continue in full force and effect as a direct lease between and binding upon Tenant and such purchaser or transferee, subject to the terms of any subordination and non-disturbance agreements obtained as set forth in this Article 17.

     As used in this Article 17 "mortgagee" and "beneficiary" shall include successors and assigns of any such party, whether immediate or remote, the purchaser of any mortgage or deed of trust, whether at foreclosure or otherwise, and the successors, assigns and mortgagees and beneficiaries of such purchaser, whether immediate or remote.

     Landlord agrees to obtain a non-disturbance agreement from its current construction lender, ORIX Real Estate Equities, Inc., in a form satisfactory to such lender and approved by Tenant, and at the written request of Tenant, agrees to grant to Tenant a non-disturbance agreement from Landlord. The subordination and attornment set forth in this Article 17 are expressly subject to receipt by Tenant from any future mortgagee or beneficiary of a non-disturbance agreement with respect to Tenant, which agreement shall be evidenced on such mortgagee's standard form of nondisturbance agreement (or on a commercially reasonable form acceptable to mortgagee if mortgagee does not have a standard form), stating that Tenant's right to the continued use and possession of the Premises shall be under the same terms and conditions as set forth in this Lease provided that at such time Tenant is not in default of its obligations herein. All of the provisions of this Article 17 will be effective including without limitation subsections (a) through (c) set forth above. Tenant shall execute any subordination and attornment and non-disturbance agreement that conforms to the conditions set forth herein within ten (10) business days after receipt thereof. Failure of any party to return the subordination and attornment and non-disturbance agreement set forth in this Article 17 within the ten (10) business day period shall conclusively and irrevocably be deemed an affirmation and approval of such agreements by the applicable party and the requesting party may exercise any other right or remedy for such other party's failure to properly and/or timely execute and return such agreements.


                                  ARTICLE 18
                  ESTOPPEL CERTIFICATE/FINANCIAL INFORMATION
                  ------------------------------------------

     18.1  Estoppel Certificate.  Tenant and Landlord agree that they will each
           --------------------
from time to time, upon request by the other (for the benefit of the requesting party and its designated proposed mortgagee or purchaser), execute and deliver to the other within ten (10) business days after demand therefor an estoppel certificate on a commercially reasonable form (or the form of any prospective mortgagee or purchaser) certifying, among other items, that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified) and, to the best of such party's knowledge, there are no defaults under the Lease or if so specifying such defaults. Failure to return the estoppel certificate within the ten (10) business day period shall conclusively and irrevocably be deemed an affirmation and approval of the estoppel certificate by such party and the requesting party may exercise any other right or remedy for such other party's failure to properly and/or timely execute and return the estoppel certificate.

     18.2  Financial Information.  Tenant shall, from time to time at reasonable
           ---------------------
intervals upon Landlord's written request but not more than once each fiscal year, deliver to Landlord a copy of Tenant's most recent audited financial statements, which audited financial statements shall be prepared by Tenant or Tenant's accountant no less often than once per year in accordance with generally accepted accounting principals ("GAAP"), any interim financial statements which have been prepared after the date of the most current audited financial statement, and 10-Q's or 10-K's when issued, if any.


                                  ARTICLE 19
                                QUIET ENJOYMENT
                                ---------------

     19.1 Subject to the terms and provisions of this Lease, Landlord covenants and agrees that Tenant shall peaceably and quietly have possession of the Premises during the term hereof, without hindrance by Landlord or those claiming by or through Landlord. Landlord shall not be liable for any interference by other tenants or third parties nor shall this Lease or Tenant's obligations hereunder be affected thereby.


                                  ARTICLE 20
                                   FIXTURES
                                   --------

     20.1 Any or all installations, alterations, additions, partitions and fixtures other than Tenant's trade fixtures in or upon the Premises, whether placed there by Tenant or Landlord, shall, immediately upon such placement, become the property of Landlord without compensation therefor to Tenant. Notwithstanding anything herein contained, Landlord shall be under no obligation to repair, maintain or insure such installations, alterations, additions, partitions and fixtures or anything in the nature of a leasehold improvement made or installed by or on behalf of Tenant. Landlord may elect that any or all installations made or installed by or on behalf of Tenant be removed at the end of the Lease Term and, if Landlord so elects, it shall be Tenant's obligation to restore the Premises to the condition it was in previous to such alterations, installations, partitions and fixtures, on or before the termination of this Lease. Such removal and restoration shall be at the sole expense of Tenant. Notwithstanding anything in this Lease to the contrary, to the extent that Landlord's consent to any such installation as set forth above is required, Landlord, if it gives such consent, will, if requested by Tenant, notify Tenant as to whether removal of such installation will be required.


                                  ARTICLE 21
                             DAMAGE OR DESTRUCTION
                             ---------------------

     21.1  Casualty.  In the event that the Building should be totally
           --------
destroyed by fire, tornado or other casualty, or should be so damaged that rebuilding or repairs cannot be completed in Landlord's reasonable estimation within one hundred eighty (180) days after the date of such damage, Landlord may, at its option, terminate this Lease in which event the rent shall be abated during the unexpired portion of this Lease effective with the date of such damage, or Landlord may proceed to rebuild the Building and the Premises. In the event the Building should be damaged by fire, tornado or other casualty, but only to such extent that rebuilding or repairs in Landlord's reasonable estimation can be completed within one hundred eighty (I 80) days after the date of such damage, or if the damage cannot be repaired within such time frame but Landlord elects not to terminate this Lease, in such event, Landlord shall, promptly following receipt of all applicable permits and insurance proceeds, but in no event more than ninety (90) days after the date of such damage commence to rebuild or repair the Building and shall proceed with reasonable diligence to restore the Building to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures and other improvements which may have been placed by Tenant or other tenants within the Building. If the Premises are damaged and in Landlord's reasonable estimation the repairs cannot be completed within two hundred ten
(210) days after the date of such damage, then if Landlord has not otherwise terminated the Lease Tenant may elect to terminate this Lease within ninety (90) days of the date of such damage. In the event any mortgagee under a deed of trust, security agreement or mortgage on the Building should require that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and if Landlord so elects, this Lease shall terminate upon notice to Tenant. Unless otherwise provided in this Lease, any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control. If Tenant's Premises are untenantable and Landlord does not complete the repair thereof within the time periods estimated by Landlord, subject to extension thereof by Force Majeure, and such failure to complete is not a result of Tenant Delay, then Tenant may elect to terminate this Lease upon thirty (30) days prior written notice to Landlord, if during such thirty (30) day period the repairs are not completed by Landlord. If Tenant does not so elect to terminate and Landlord elects to rebuild the Building or portions thereof, so long as Tenant provides Landlord with the plans and if specifications necessary for the re-construction of its leasehold improvements and the insurance proceeds or other source of funds provided by Tenant are collectively sufficient in amount to cover such administrative, hard and soft construction, and such other costs incurred by Landlord, Landlord agrees to re-construct Tenant's damaged leasehold improvements for and on behalf of Tenant.

     21.2  Casualty Caused by Tenant.  If fire or other casualty causing injury
           -------------------------
to the Premises or other parts of the Building shall have been caused by the negligence or willful misconduct of Tenant, its agents, servants or employees, or by any other persons entering the Building under express or implied invitation of Tenant, such injury may be repaired by Landlord at the expense of Tenant provided such injury is not recoverable under any applicable insurance policy covering the Premises or the Building (required to be carried under this Lease), and in no event shall Tenant have any right to terminate or abate rent.

     21.3  Rent.  If the Lease is not terminated then Base Rent and Tenant's
           ----
Pro Rata Share of Operating Expenses and Real Estate Taxes shall be equitably abated based upon the portion of the Premises rendered untenantable by such casualty, from the date of the casualty until completion, provided such casualty was not caused by Tenant, its agents or employees.

                                  ARTICLE 22
                                 CONDEMNATION
                                 ------------

     22.1  Eminent Domain.  If five percent (5%) or more of the Rentable Area
           --------------
of the Premises is taken by eminent domain, or by conveyance in lieu thereof, and if such taking interferes substantially with Tenant's use of the Premises in Tenant's reasonable determination, then this Lease, at the option of either party evidenced by notice to the other given within thirty (30) days from such taking or conveyance, shall forthwith cease and terminate entirely. In the event of such termination of this Lease, then rental shall be due and payable to the actual date of such termination. If less than five percent (5%) of the Rentable Area of the Premises is taken, or if five percent (5%) or more of the Premises is taken and neither party terminates this Lease, this Lease shall cease and terminate as to that portion of the Premises so taken as of the date of such taking, and the rental thereafter payable under this Lease shall be abated pro rata from the date of such taking in an amount by which that portion of the Rentable Area of the Premises so taken shall bear to the Rentable Area of the Premises prior to such taking. If any part of the Building Complex shall be taken by eminent domain, or by conveyance in lieu thereof, and if such taking substantially interferes with Landlord's ownership or use of the Building Complex in Landlord's reasonable determination, Landlord, at its option, may upon ninety (90) days' notice to Tenant (or such longer period of time allowed by the subject taking), terminate this Lease as of the date specified in such notice.

     22.2  Damages.  All compensation awarded for any taking (or the proceeds of
           -------
private sale in lieu thereof) of the Premises or Building Complex shall be the property of Landlord and Tenant hereby assigns its interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for the taking of Tenant's fixtures and other personal property or moving expenses if a separate award for such items is made to Tenant.

     22.3  Restoration.  If both Landlord and Tenant elect not to terminate this
           -----------
Lease, Tenant shall remain in that portion of the Premises which shall not have been appropriated or taken as herein provided, and Landlord agrees, at Landlord's sole cost and expense (to the extent of proceeds received), to, as soon as reasonably possible, restore the remaining portion of the Premises to a complete unit of like quality and character as existed prior to such appropriation or taking.


                                  ARTICLE 23
                           LOSS AND DAMAGE AND DELAY
                           -------------------------

     23.1  Loss and Damage.  Landlord shall not be liable or responsible in any
           ---------------
way for:

           (a) any death or injury arising from or out of any occurrence in, upon or at the Building Complex or for damage to property of Tenant or others located on the Premises, nor shall it be responsible in any event for damage to any property of Tenant or others from any cause whatsoever, unless such damage, loss, injury or death results from the intentional misconduct or gross or sole negligence of Landlord, its agents or employees. Without limiting the generality of the foregoing, Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, snow or leaks from any part of the Premises or from the pipes, appliances, plumbing works, roof, street, or subsurface of any floor or ceiling or from any other place or because of dampness or climatic conditions from any other cause of whatsoever kind. Landlord shall not be liable for any damage whatsoever caused by any other tenant or persons in or about the Building Complex, or by an occupant of adjacent property thereto, or the public, or construction of any private, public or quasi-public work. All property of Tenant kept or stored on the Premises shall be kept or stored at the risk of Tenant only and unless damage to such property is caused by the gross negligence or willful misconduct of Landlord and such damage is not covered by Tenant's insurance required to be carried hereunder, Tenant shall indemnify Landlord in the event of any claims arising out of damages to the same, including any subrogation claim by Tenant's insurers;

           (b) any act or omission (including theft, malfeasance or negligence) on the part of any agent, contractor or person from time to time employed by Landlord to perform janitorial services or security services, or repairs or maintenance services, in or about the Premises or the Building (unless such injury to person or damage to property is caused by the gross negligence or willful misconduct of any such agent, contractor or person acting within the scope of their employment and is not covered by Tenant's insurance required to be carried hereunder); or

           (c) loss or damage, however caused, to money, securities, negotiable instruments papers or other valuables of Tenant.

     23.2  Delays.
           ------

           (a) Except for any obligation to obtain insurance or to pay sums due Tenant hereunder, if any, whenever and to the extent that Landlord shall be unable to fulfill, or shall be delayed or restricted in the fulfillment of any obligation hereunder in respect to the supply of or provision for, any service or utility or the doing of any work or the making of any repairs by reason of being unable to obtain the material, goods, equipment, service, utility or labor required to enable it to fulfill such obligation or by reason of any statute, law or any regulation or order passed or made pursuant thereto or by reason of the order or direction of any administrator, controller or board, or any governmental department or officer or other authority, or by reason of not being able to obtain any permission or authority required thereby, or by reason of any other cause beyond Landlord's control, whether of the foregoing character or not, Landlord shall be entitled to extend the time for fulfillment of such obligation by a time equal to the duration of such delay or restriction, and Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned nor shall its obligations under this Lease be affected thereby; provided that Landlord shall use reasonable efforts in good faith to minimize any delays or restrictions.

           (b) Except for any obligation to obtain insurance or to pay rent or other sums due Landlord, whenever and to the extent that Tenant shall be unable to fulfill, or shall be delayed or restricted in the fulfillment of any obligation hereunder in respect to the supply of or provision for, any service or utility or the doing of any work or the making of any repairs by reason of being unable to obtain the material, goods, equipment, service, utility or labor required to enable it to fulfill such obligation or by reason of any statute, law or any regulation or order passed or made pursuant thereto or by reason of the order or direction of any administrator, controller or board, or any governmental department or officer or other authority, or by reason of not being able to obtain any permission or authority required thereby, or by reason of any other cause beyond Tenant's control, whether of the foregoing character or not, Tenant shall be entitled to extend the time for fulfillment of such obligation by a time equal to the duration of such delay or restriction, and Landlord shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned nor shall its obligations under this Lease be affected thereby; provided that Tenant shall use reasonable efforts in good faith to minimize any delays or restrictions.


                                  ARTICLE 24
                             DEFAULT AND REMEDIES
                             --------------------

     24.1  Default by Tenant.  The following events shall be deemed to be
           -----------------
events of default by Tenant under this Lease:

           (a) Subject to Section 3.3, Tenant shall fail to pay any installment of rent or any other sum due to Landlord when due. Notwithstanding the above, Tenant shall not be deemed in default if not more than twice during any calendar year it pays such installment of rent or any other sum due Landlord within five
(5) business days of receipt of written notice of nonpayment. After delivery of the two notices as set forth above, Landlord shall have no obligation to give other notices of nonpayment during such calendar year and any such other event of nonpayment shall cause an automatic event of default under this Lease.

           (b) Tenant shall fail to comply with any term, provision or covenant of this Lease, other than payment of rent or other sums due to Landlord, and shall not cure such failure within thirty (30) days after written notice thereof to Tenant provided, however that if such default cannot reasonably be cured within such thirty (30) day period, Tenant shall not be deemed in default if it has commenced to cure, is diligently prosecuting same to completion, provides Landlord with reasonably satisfactory evidence of same and the cure period does not exceed one hundred eighty (180) days from the date such cure was timely commenced.

           (c) Except for a permitted assignment as set forth in Article 7 hereof, Tenant shall die, cease to exist as a corporation or partnership or be otherwise dissolved or liquidated or become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors or is otherwise unable to pay its debts as they come due.

           (d) Tenant shall file a petition under any section or chapter of the national bankruptcy act as amended or under any similar law or statute of the United States or any state thereof, or have a petition filed or a request for a receiver (unless dismissed within ninety (90) days of filing); or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant (unless dismissed within ninety (90) days of filing).

           (e) A receiver or trustee shall be appointed for all of the Premises or for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations under this Lease.

           (f) Tenant shall abandon or vacate any portion of the Premises, in whole or in part, in violation of Section 32.11 hereof.

           (g) Tenant assigns or sublets in violation of the provisions of this Lease.

           (h) Tenant fails to deliver the instruments pursuant to Articles 17 and 18 hereof, time being of the essence.

     24.2  Remedies of Landlord.  Upon the occurrence of any such events of
           --------------------
default, Landlord shall have the option to pursue (in accordance with applicable law) any one or more of the following remedies without any notice or demand whatsoever:

           (a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, by force if necessary, without being liable for prosecution of any claim of damages therefor.

           (b) Without terminating the Lease, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, and relet the Premises and receive the rent therefor.

           (c) Enter upon the Premises, by force if necessary, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, unless caused by the gross negligence or willful misconduct of Landlord.

           (d) Alter all locks and other security devices at the Premises without terminating this Lease.

     In the event Landlord may elect to regain possession of the Premises by forcible detainer proceeding, Tenant hereby specifically waives, to the extent permitted by law, any statutory notice which may be required prior to such proceeding, and agrees that Landlord's execution of this Lease, is in part consideration for this waiver.

     Exercise by Landlord of any one or more of the remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. No such alteration of locks or other security devices and no removal or other exercise of dominion by Landlord over the property of Tenant or others at the Premises shall be deemed unauthorized or constitute a conversion, provided the same is performed substantially in accordance with all applicable laws, Tenant hereby consenting, after any event of default, to the aforesaid exercise of dominion over Tenant's property within the

Premises. All claims for damages by reason of such reentry and/or repossession and/or alteration of locks or other security devices are hereby waived, provided the same is performed substantially in accordance with all applicable laws, as all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process, to the extent permitted by law. Tenant agrees that any reentry by Landlord may be pursuant to judgment obtained in forcible detainer proceedings or other legal proceedings or without the necessity for any legal proceedings, as Landlord may elect, and Landlord shall not be liable in trespass or otherwise, provided the same is performed substantially in accordance with all applicable laws.

     In the event Landlord elects to terminate the Lease by reason of an event of default then notwithstanding such termination, Tenant shall be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, the sum of all rental and other indebtedness accrued to date of such termination, plus, as damages, an amount equal to the total rental hereunder for the remaining portion of the Lease term (had such term not been terminated by Landlord prior to the date of expiration as stated herein) less the Market Base Rental Rate (determined in accordance with Section 32.10 hereof) for such remaining term (net of all reasonably estimated costs of re-leasing for such remaining term).

     In the event that Landlord elects to repossess the Premises without terminating the Lease, then Tenant shall be liable for and shall pay to Landlord at the address specified for notice to Landlord herein, all rental and other indebtedness accrued to the date of such repossession, plus rent required to paid by Tenant to Landlord during the remainder of the Lease term until the date of expiration of the term as stated herein diminished by any net sums thereafter received by Landlord through relenting the Premises during such period (after deducting expenses incurred by Landlord as provided below). In no event shall Tenant be entitled to any excess of any rental obtained by reletting over and above the rental herein reserved. Actions to collect amounts due by Tenant to Landlord under this subparagraph may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until expiration of the Lease term.

     In the event of any default or breach by Tenant, not cured within any applicable grace period, Tenant shall also be liable and shall pay to Landlord, in addition to any sums provided to be paid above, broker's fees incurred by Landlord in connection with reletting the whole or any part of the Premises; the costs of removing and storing Tenant's or other occupants' property; the costs of repairing, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant or tenants; and all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies, including reasonable attorney's fees whether suit was actually filed or not.

     In the event of termination or repossession of the Premises for an event of default, Landlord shall not have any obligation to relet or attempt to relet the Premises or any portion thereof, or to collect rental after reletting; and in the event of reletting, Landlord may relet the whole or any portion of the Premises, or let the Premises as part of a larger premises, for any period to any tenant and for any use or purpose.

     If Tenant shall fail to make any payment or cure any default hereunder within the time herein permitted, Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Tenant (and enter the Premises for such purpose), and thereupon Tenant shall be obligated to, and hereby agrees to pay Landlord upon demand all reasonable costs, expenses and disbursements, including reasonable attorney's fees incurred by Landlord in taking such remedial action.

     Landlord is entitled to accept, receive in cash or deposit any payment made by Tenant for any reason or purpose or in any amount whatsoever, and apply the same at Landlord's option to any obligation of Tenant and the same shall not constitute payment of any amount owed except that to which Landlord has applied the same. No endorsement or statement on any check or letter of Tenant shall be deemed an accord and satisfaction or recognized for any purpose whatsoever. The acceptance of any such check or payment shall be without prejudice to Landlord's rights to recover any and all amounts owed by Tenant hereunder and shall not be deemed to cure any other default nor prejudice Landlord's rights to pursue any other available remedy.

     Notwithstanding anything to the contrary contained in this Lease, Landlord agrees to use reasonable efforts to mitigate its damages however in no event shall Landlord be required to (i) lease space for less than market rates applicable for comparable space in first-class Buildings in Briargate Business Campus in Colorado Springs, Colorado, (ii) expend any sums or (iii) lease the Premises prior to any other available space in the Building or any building owned by Landlord or an affiliated entity of Landlord.

     24.3  Landlord's Default.  Landlord shall not be deemed in default
           ------------------
hereunder unless Tenant shall have given Landlord written notice of such default specifying such default with particularity and Landlord shall thereupon have thirty (30) days in which to cure any default unless such default cannot reasonably be cured within such period wherein Landlord shall not be in default if it commences to cure the default within the thirty (30) day period and diligently pursues completion of same for a period not to exceed one hundred eighty (180) days.

     24.4  Personal Property Lien.  Intentionally Deleted.
           ----------------------


                                  ARTICLE 25
                                 HOLDING OVER
                                 ------------

     25.1 If Tenant shall continue to occupy and continue to pay rent for the Premises after the expiration of this Lease with or without the consent of Landlord, and without any further written agreement, Tenant shall be a tenant from month to month at a monthly Base Rent equal to one hundred fifty percent (150%) of the last full monthly Base Rent payment due hereunder, and subject to all of the additional rentals, terms and conditions herein set out except as to expiration of the Lease Term. Such holding over may be terminated by Landlord or Tenant upon thirty (30) days' notice. In the event that Tenant fails to surrender the Premises upon termination or expiration of this Lease or such month to month tenancy, then Tenant shall indemnify Landlord against loss or liability resulting from any delay of Tenant in not surrendering the Premises within sixty (60) days following such expiration or termination, including, but not limited to, any amounts required to be paid to third parties who were to have occupied the Premises and any attorney's fees related thereto.

                                  ARTICLE 26
                                    NOTICE
                                    ------

     26.1  Notice.  Any notice, request, statement or other writing pursuant to
           ------
this Lease shall be deemed to have been given if sent by registered, certified mail or recognized receipted overnight mail service, postage prepaid, return receipt requested or delivered by hand to the party at the addresses set forth below:

     TENANT:        Decision-Science Applications
                    1110 North Glebe Road, Suite 400
                    Arlington, Virginia 22201
                    Attention:  Theresa McGrath

     With copy to:  Prior to occupancy:

                    Decision-Science Applications
                    1775 Telstar Drive, Suite 201
                    Colorado Springs, Colorado 80920
                    Attention: William Nevills

                    After occupancy:

                    Decision-Science Applications
                    2060 Briargate Parkway, Suite 300
                    Colorado Springs, Colorado 80920
                    Attention:  William Nevills

     With copy to:  Shaw, Pittman, Potts & Trowbridge
                    2300 N Street NW
                    Washington, DC 20037
                    Attention:  Barbara Rossotti, Esq.

     LANDLORD:             ORIX PRIME WEST Colorado Springs Venture
                    c/o Prime West Development
                    6025 South Quebec, Suite 110
                    Englewood, Colorado 80111
                    Attention:  Stephen F. Clarke, President

     With copy to:  Foley & Lardner
                    777 East Wisconsin Avenue
                    Milwaukee, Wisconsin 53202-5367
                    Attention:  Sarah 0. Jelencic, Esq.

     With copy to:  Brownstein Hyatt Farber & Strickland, P.C.
                    410 17th Street, 22nd Floor
                    Denver, Colorado 80202
                    Attention: Lea Ann T. Groesser, Esq.

and such notice shall be deemed to have been received by Landlord or Tenant, as the case may be, on the earlier of actual receipt or the second business day after the date on which it shall have been so mailed.

     26.2  Change of Address.  Any party may, by notice to the other, from time
           -----------------
to time, designate another address, to which notices mailed more than ten (10) days thereafter shall be addressed.


                                  ARTICLE 27
                               SECURITY DEPOSIT
                               ----------------

     27.1 Tenant has deposited with Landlord the sum of Forty-Nine Thousand Twenty-Five and No/100 Dollars ($49,025.00), which is estimated to be equal to the first month's Base Rent, as security for the performance by Tenant of all of the terms, covenants, and conditions required to be performed by it hereunder and which sum shall be adjusted accordingly upon final determination of the rentable square feet of the Premises as set forth in Exhibit D hereof Such sum
                                                     ---------
shall be returned to Tenant after a reasonable period after the expiration of the Lease Term and delivery of possession of the Premises to Landlord if, at such time, Tenant has fully performed all such terms, covenants and conditions. Promptly upon receipt of the security deposit, Landlord shall deposit such security deposit into an interest bearing account and unless Tenant is in default under the Lease, following the expiration of any applicable notice and cure periods, Tenant shall have the right to withdraw any accrued interest thereon annually, upon thirty (30) days prior written notice to Landlord. Upon an uncured event of default as set forth in Article 24, Landlord may, in addition to any other right or remedy available to Landlord hereunder, use, apply, or retain all or any part of this security deposit for the payment of any unpaid rent or for any other amount which Landlord may be required to expend by reason of the default of Tenant, including any damages or deficiency in the reletting of the Premises or any attorney's fees associated therewith, regardless of the whether the accrual of such damages or deficiency occurs before or after an eviction. If a portion of the security deposit is used or applied by Landlord during the term hereof, Tenant shall, upon five (5) business days written demand, deposit with Landlord an amount sufficient to restore the security deposit to its original amount.

                                  ARTICLE 28
                           MISCELLANEOUS PROVISIONS
                           ------------------------

     28.1  Captions.  The captions used herein are for convenience only and do
           --------
not limit or amplify the provisions hereof. Whenever the singular is used the same shall include the plural, and words of any gender shall include the other gender.

     28.2  Waiver.  One or more waivers of any covenant, term or condition of
           ------
this Lease by either party should not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval by either party shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by the other party requiring such consent or approval should not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

     28.3  Entire Agreement.  This Lease contains the entire agreement between
           ----------------
the parties and no agreement shall be effective to change, modify or terminate this Lease in whole or in part unless such agreement is in writing and duly signed by the parties hereto.

     28.4  Severability.  The invalidity or unenforceability of any provision
           ------------
hereof shall not affect or impair any other provision.

     28.5  Modification.  Should any mortgagee or beneficiary under a deed of
           ------------
trust require a modification of this Lease, which modification will not bring about any increased cost or expense to Tenant or will in any way substantially change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified.

     28.6  Governing Law.  This Lease shall be governed by and construed
           -------------
pursuant to the laws of the State of Colorado.

     28.7  Successors and Assigns.  The covenants and conditions herein
           ----------------------
contained shall inure to and bind the respective heirs, permitted successors, executors, administrators and assigns of the parties hereto, and the terms "Landlord" and "Tenant" shall include the successors and assigns of either such party, whether immediate or remote, except as otherwise specifically set forth in this Lease to the contrary.

     28.8  Authorization to Execute.  The parties executing this Lease on
           ------------------------
behalf of Landlord and Tenant hereby covenant and warrant for the benefit of the other that with respect to their respective entity that (i) in the event such entity shall be a corporation, the entity is a duly qualified entity and all steps have been taken prior to the date hereof to qualify such entity to do business in the State of Colorado; (ii) all franchise and corporate or other applicable taxes have been paid to date, and all future forms, reports, fees and other documents necessary to comply with applicable laws will be filed, such entity is authorized to perform its obligations under this Lease and the person executing this Lease is duly authorized to do so on behalf of such entity.

     28.9  Guaranty of Lease.  Intentionally Deleted.
           -----------------

     28.10 Approval of Documents.  Landlord's approval of Tenant's plans for
           ---------------------
work performed by Landlord or Tenant in the Premises shall create no responsibility or liability on the part of Landlord for their completeness, design, sufficiency, or compliance with any laws, rules, or regulations of governmental agencies or authorities.

     28.11  Prime Rate.  As used herein, Prime Rate shall be the rate published
            ----------
in the Midwestern Edition of The Wall Street Journal under "Money Rates." If for any reason the prime rate is no longer published in The Wall Street Journal, then Landlord shall select another financial publication and reasonably equivalent announced rate as the "Prime Rate."

     28.12  Attorneys' Fees.  In the event of any dispute regarding the terms
            ---------------
of this Lease and the enforcement thereof, the prevailing party in such dispute shall be entitled to its reasonable attorneys' fees and costs from the nonprevailing party as such fees and costs are determined by the court.

                                  ARTICLE 29
                           SUBSTITUTION OF PREMISES
                           ------------------------

                             Intentionally Deleted.


                                  ARTICLE 30
                                   RECORDING
                                   ---------

     30.1 Tenant agrees not to place this Lease of record unless requested to execute a Memorandum of Lease by Landlord, which may, at Landlord's option, be placed of record.

     Any recording by Tenant without Landlord's prior written consent shall at Landlord's option be deemed a default pursuant to Article 24 hereof and Landlord shall have all of the rights and remedies set forth therein.


                                  ARTICLE 31
                              REAL ESTATE BROKER
                              ------------------

     31.1 Tenant and Landlord each represent and warrant to the other, respectively, that it has not dealt with any broker in connection with this Lease, and that insofar as such party knows, no other broker negotiated or participated in the negotiations of this Lease, or submitted or showed the Premises, or is entitled to any commission in connection herewith (except Tenant's brokers, CB Commercial Real Estate Group, Inc., and Landlord's listing brokers, Highlands Commercial Group) and each party agrees to indemnify the other against any liability arising from a breach of their respective representation and warranty including reasonable attorney's fees.


                                  ARTICLE 32
                               OTHER PROVISIONS
                               ----------------

     32.1  Rent Concession.  Provided there is no uncured event of default as
           ---------------
set forth in Article 24 of this Lease, Landlord agrees that it shall not demand from nor shall Tenant be obligated to pay, the Base Rent for the Premises and Tenant's Pro Rata Share of Operating Expenses and Real Estate Taxes for a period equivalent to three (3) months (the "Rent Concession") from the date that Tenant's obligation to pay rent would otherwise commence. If the date that Tenant's obligation to commence paying Base Rent under the Lease commences on a day other than the first day of a calendar month then this Rent Concession shall expire on the same day of the third month thereafter, and Tenant shall pay in advance on the last day of the Rent Concession the prorated rent due for the remaining portion of the month.

     32.2  Moving Concession.  Provided there is no uncured event of default as
           -----------------
set forth in Article 24 of this Lease, Landlord agrees to pay to Tenant within two (2) days after the later of the expiration of the Rent Concession or the cure of any default a sum equal to $3.00 per rentable square foot of the Premises.

     32.3  Exercise Facility.  Tenant shall have the nonexclusive right (at no
           -----------------
additional cost to Tenant other than its pro rata share of operating and maintenance expenses) to use the fitness center in the Building, subject to the reasonable rules and regulations promulgated from time to time by Landlord regarding such use. Such fitness center shall include one (1) weight machine, two (2) treadmills and two (2) Stairmasters or like kind equipment. Tenant acknowledges that there are risks associated with the use of such facilities and that Landlord makes no representations or warranties of any kind or nature regarding the Exercise Facility and that all use is at the sole risk of Tenant and that any claims arising from the Exercise Facility are specifically included in the indemnity set forth in Article 14 hereof.

     32.4  Base Rent Adjustment.  If the total actual cost of Tenant
           --------------------
Improvements is less than $34.11 per rentable square foot of the Premises as determined by Landlord within ninety (90) days of completion then Landlord agrees that the Base Rent of $15.90 per rentable square foot of the Premises shall be reduced based upon a factor of ten percent (10%) return on cost. For example, if the actual cost of Tenant Improvements is equal to $33.00 RSF, then the Base Rent of $15.90 RSF would be $15.79 RSF. Furthermore, if Landlord's payments to Space Planner made pursuant to Exhibit C are less than $1.55 RSF, then the Base
                               ---------
Rent shall be decreased by a factor of ten percent (10%) return on cost unless the savings are applied elsewhere by Tenant.

     32.5  Parking.  Landlord agrees that, subject to applicable zoning and
           -------
condemnation, the Building shall be constructed to provide four (4) non-exclusive parking spaces for every 1,000 rentable square feet of leasable space in the Building, inclusive of handicapped and visitor parking (the "Parking Ratio"). Landlord represents and warrants that the Parking Ratio set forth herein is permitted for the Building under applicable zoning regulations in effect as of the date of this Lease. Landlord agrees that it shall not initiate a change in applicable zoning which would result in a decreases in the Parking Ratio, without first obtaining Tenant's consent thereto, which consent shall not be unreasonably withheld or delayed. Tenant agrees to comply and cause its employees and invitees to comply with rules and regulations governing parking as promulgated by Landlord from time to time. Tenant agrees that its use of parking shall not exceed the "Parking Ratio" as such ratio applies to its Premises with appropriate adjustment for handicap and visitor parking. Landlord agrees that parking provided to any other tenant in the Building Complex will also be on a nonexclusive basis and that the Parking Ratio will be enforced uniformly among all tenants of the Building.

     32.6  Access System.  Landlord agrees to cause the Building to be
           -------------
constructed with a card reader type of entry system for after-hours access to the Building. Landlord also agrees to cause the installation of an after-hours telephone system such that after-hours visitors may contact tenants of the Building to gain access thereto. Tenant agrees to comply and to cause its employees, agents, invitees and contractors to comply with reasonable rules and regulations promulgated from time to time by Landlord regarding same, and Tenant agrees to pay Landlord's actual cost for the initial cards, if any, and for replacement cards issued to Tenant with respect to the system. The system may be updated or replaced with a system which provides comparable or better after-hours access from time to time in Landlord's reasonable discretion. Any costs relating to the system would be an Operating Expense, to the extent permitted pursuant to Article 4 hereof, unless caused by Tenant, its employees, agents, invitees or contractors.

     32.7  Exterior Signage.  Provided there is no uncured default hereunder
           ----------------
(following expiration of any applicable notice and cure periods) Landlord agrees that Tenant may install one sign on the parapet of the west side of the Building. Although Landlord shall assure that electrical power is available for the signage, all costs for fabrication, installation, maintenance and removal of the sign shall be at Tenant's sole cost. Landlord, at Tenant's cost, may install a check meter or submeter for determining the cost of the power utilized by the sign, which shall be paid within thirty (30) days of Tenant's receipt of demand therefor from Landlord. Tenant agrees to keep and maintain all signage in good condition and repair during the term of the Lease and any extended term. Upon termination of this Lease Tenant shall immediately remove its signage and repair any damage caused thereby. If Tenant fails to maintain or remove the signage in accordance herewith, Landlord upon five (5) days prior written notice to Tenant may maintain or remove the signage and Tenant shall reimburse Landlord for same upon demand. Landlord shall have no liability to Tenant for any acts of Landlord with regard to the signage if such acts of Landlord arose by reason of Tenant's failure to maintain or remove the signage in accordance herewith. Tenant also agrees to pay upon demand Landlord's reasonable estimate of the electrical costs for such signage.

     32.8  Options to Expand.  Provided (i) there is no uncured event of
           -----------------
default as set forth in Article 24 and (ii) Tenant has not sublet or assigned any portion of the Premises except to an Affiliated Entity as set forth in
Section 7.4 of the Lease or as permitted pursuant to Section 7.1 of the Lease, Tenant shall have the following rights to expand:

           (a)  First Expansion Right.  During the first eighteen (18) months
                ---------------------
of the Lease Term, Tenant may elect to lease any then unleashed and available space in the Building (the "First Expansion Space") which right must be exercised in writing and received by Landlord on or before the last day of the eighteenth (18th) month. The exact configuration of the space is subject to the reasonable prior approval of Landlord based upon considerations concerning the leasability of any adjoining unleased space. The First Expansion Space shall become a part of the Premises pursuant to the terms of the Lease on the same terms and conditions as this Lease except (i) Base Rent shall be the Base Rent as then escalated, (ii) the Tenant Improvement Allowance including the allowance for the Space Planner shall be adjusted to the actual per rentable square foot cost of the Tenant Improvement costs for the initial Premises and shall be reduced proportionately based upon the shorter remaining term of the Lease and
(iii) the Rent Concession and Moving Allowance shall not be applicable. Rent for the First Expansion Space shall commence on the earlier of Substantial Completion of the First Expansion Space or the last day of the eighteenth (18th) month.

           (b)  Second Expansion Right.  Tenant shall lease on the first day of
                ----------------------
the fourth Lease Year 4,500 rentable square feet of contiguous space on the second floor as shown on Exhibit A-2 attached hereto (the "Second Expansion
                         -----------
Space"). This expansion right is in fact an obligation of Tenant and not an option. The preconditions to exercise as set forth above are not applicable. The Second Expansion Space shall become a part of the Premises on the same terms as applicable to the First Expansion Space except that (i) the Tenant Improvement Allowance including the allowance for the Space Planner shall be reduced proportionately based upon the shorter remaining term of the Lease, (ii) Base Rent shall commence on the earlier of Substantial Completion of the Second Expansion Space with no adjustment for Force Majeure Delays or the first day of the fourth Lease Year, and (iii) the Rent Concession and Moving Allowance shall not be applicable.

           (c)  Third Expansion Right.  Tenant shall upon not less than twelve
                ---------------------
(12) months written notice to Landlord have the option to lease approximately 9,704 rentable square feet of space on the second and/or first floor of the Building (the "Third Expansion Space"). The exact site and configuration shall be determined by Landlord and Landlord shall make such space available to Tenant between the sixtieth (60th) and seventy-second (72nd) month of the Lease Term, but in any event Landlord must have received Tenant's written election to exercise this Third Expansion Right no later than the last day of the fifty-ninth (59th) month of the Lease Term. The Third Expansion Space shall be added to the Premises on the same terms as this Lease except (i) Base Rent shall be equal to the Market Base Rental Rate but not greater than $1.50 per rentable square foot above the Base Rent as escalated nor less than the Base Rent as escalated, (ii) the Tenant Improvement Allowance shall be $2.00 per rentable square foot of the Third Expansion Space per lease year remaining of the Lease Term prorated for any partial year, however, Tenant may elect to increase the Tenant Improvement Allowance for such Third Expansion Space by $1.00 per rentable square foot of the Third Expansion Space per Lease Year for the term of such expansion in which event Base Rent shall be increased accordingly amortizing such costs over the term of the Lease at nine percent (9%) per annum and (iii) the Rent Concession and Moving Allowance shall not be applicable. The obligation to pay rent shall commence upon Substantial Completion of the Third Expansion Space or 72nd month, whichever is earlier. To the extent of any dispute concerning Market Base Rental Rate, it shall be determined in accordance with Section 32.10 of this Lease.

           (d)  Fourth Expansion Right.  Tenant shall upon not less than twelve
                ----------------------
(12) months written notice to Landlord have the option to lease between 10,000 and 15,000 rentable square feet of space as determined by Landlord on the second and/or first floor of the Building (the "Fourth Expansion Space"). The exact site and configuration shall be determined by Landlord and Landlord shall make such space available to Tenant between the ninetieth (90th) and one hundred second (102nd) month of the Lease Term, but in any event Landlord must have received Tenant's written election to exercise this Fourth Expansion Right no later than the last day of the eighty-ninth (89th) month of the Lease Term. The Fourth Expansion Space shall be added to the Premises on the same terms as this Lease except (i) Base Rent shall be equal to Market Base Rental Rate but not greater than $1.50 per rentable square foot above the Base Rent as escalated nor less than the Base Rent as escalated, (ii) the Tenant Improvement Allowance shall be $2.00 per rentable square foot of the Fourth Expansion Space per lease year remaining of the Lease Term prorated for any partial year, however, Tenant may elect to increase the Tenant Improvement Allowance for such Fourth Expansion Space by $1.00 per rentable square foot of the Fourth Expansion Space per Lease Year for the ten-n of such expansion in which event Base Rent shall be increased accordingly amortizing such costs over the term of the Lease at nine percent (9%) per annum and (iii) the Rent Concession and Moving Allowance shall not be applicable. The obligation to pay rent shall commence upon Substantial Completion of the Fourth Expansion Space or 102nd month, whichever is earlier. To the extent of any dispute concerning Market Base Rental Rate, it shall be determined in accordance with Section 32.10 of this Lease.

     (e)  Miscellaneous Expansion Provisions.
          ----------------------------------

          (i) Landlord's obligation to deliver space is subject to Tenant not having previously leased such space in the Building.

          (ii) Time is of the essence hereof Failure of Tenant to give notices in accordance herewith shall render all options (except the Second Expansion Option) null and void.

          (iii) As "expansion premises" are added to the Premises, the Lease shall be amended and Tenant's Pro Rata Share shall be increased accordingly.

          (iv) If the Third and/or Fourth Expansion Options are exercised and there are less than thirty-six (36) months remaining on the then Lease Term, upon exercise of either such option, the Lease Term shall be automatically extended so that there are thirty-six (36) months remaining from the date that rent commences for the applicable Expansion Space (such thirty-six (36) or other applicable month extension to occur only one time in connection with each applicable Expansion Option). Notwithstanding the above, Tenant may elect to lease up to 1,500 rentable square feet or less of unleased space in the Building for which Landlord has not otherwise entered into a letter of intent at any time on the same terms as set forth in the Third and Fourth Expansion Rights provided there is no Tenant Improvement Allowance and any remaining adjacent unleased space must be of a size and configuration that are leasable in Landlord's reasonable discretion.

          (v) Base Rent once determined for the applicable Expansion Space continues to escalate at the same rate and at the same time as the Base Rent for the remainder of the Premises.

     32.9  Right of First Refusal.  Landlord hereby grants to Tenant a right of
           ----------------------
first refusal (the "Right of First Refusal") to lease any space in the Premises of the Building subject to and in accordance with the following provisions:

           (a) Prior to Landlord executing any lease with a bona fide third party for such contiguous space (the "Refusal Space"), Landlord shall deliver to Tenant a written notice identifying a proposed lease or letter of intent which Landlord is willing to accept, subject to this Right of First Refusal (the "Offer Notice"). The Offer Notice shall set forth the date that such proposed lease is to commence (the "Refusal Space Commencement Date"). Tenant agrees to keep the information contained in the letter of intent confidential.

           (b) The Tenant shall have five (5) business days from receipt of the Offer Notice to either accept or reject the Refusal Space. If Tenant rejects the Refusal Space or if Landlord has not received the written acceptance or rejection of the Refusal Space from Tenant by 5:00 p.m. on the fifth (5th) business day as set forth herein, time being of the essence, then Landlord shall have no further obligation or liability to Tenant pertaining to the Refusal Space and Landlord may enter into a lease with such tenant on such terms and conditions as set forth in the Offer Notice, unless Landlord and such tenant, or an affiliated entity of such tenant, fails to enter into a lease for the Refusal Space for any reason in which event Tenant's Right of First Refusal shall be deemed reinstated.

           (c) If the Refusal Space is accepted by Tenant in accordance herewith, this Lease shall be amended effective as of the Refusal Space Commencement Date to include the Refusal Space on the same terms and conditions as applicable to the Third and Fourth Expansion Spaces.

           (d) This Right of Refusal shall not be applicable unless there are at least thirty-six months remaining on the Lease.

           (e) This Right of First Refusal is subject to any rights of tenants under leases for which Tenant did not exercise this Right of First Refusal.

           (f) This Right of First Refusal shall be deemed void and of no further force and effect if there is an uncured event of default as set forth in
Article 24 or if Tenant assigns this Lease or sublets the Premises in violation of the terms of this Lease.

     32.10  Option to Extend.  Tenant shall have an option to extend the Lease
            ----------------
for three (3) additional consecutive terms, each consisting of five (5) years. In order to exercise such option, Tenant shall notify Landlord in writing at least 120, but not more than 240, days prior to the expiration of the respective lease term of its election to exercise the option, upon which time Landlord shall submit in writing within 30 days thereafter a proposal for the then current Market Base Rental Rate (per rentable square foot per annum) for the extended term. Tenant shall have thirty (30) days from the receipt of said notice to (i) accept the proposed Base Rental Rate in writing to Landlord (ii) to reject the Base Rental Rate and elect the appraisal process set forth below or (iii) elect not to extend. If Tenant elects not to extend or fails to timely exercise its option, time being of the essence, the options shall automatically terminate and be of no further force and effect and this Lease shall terminate upon expiration of the then Lease term. Any such extension shall be upon all of the terms, conditions and covenants of this Lease except as to (i) the amount of Base Rent, which shall be determined as set forth herein, (ii) other than as remain applicable under this Lease, options to extend, expand or rights of refusal, which shall not be applicable, and (iii) Tenant Allowances or other economic concessions which shall not be applicable to the extension term. As used herein, "Market Base Rental Rate" shall mean the then Base Rental Rate for comparable first class multi-tenant office buildings of comparable size, location and age, with comparable tenants leasing comparable amounts of space, in the County of El Paso, Colorado, at such time, taking into account the following factors (1) rent per rentable square foot; (2) operating expenses and real estate tax payments; (3) current rental escalators; and (4) rental concessions, including tenant improvement allowances, if any, as applicable to market renewals of leases.

     If Tenant, by written notice delivered no later than thirty (30) days after the date Landlord notifies Tenant of the Market Base Rental Rate, objects to the Market Base Rental Rate determined by Landlord and elects to submit the rate determination to appraisal, then, within seven (7) days of the date of Tenant's objection, each party shall appoint a non-affiliated certified M.A.I. Appraiser that has at least five (5) years' full-time commercial appraisal experience in El Paso County to determine the Market Base Rental Rate, such process to be completed within twenty (20) days after the date of the appointment of the last appraiser. If a party does not appoint a qualified appraiser within five (5) days after the other party has given notice of the name of its appraiser then the single appraiser shall be the sole appraiser and shall set the Market Base Rental Rate. The appraisers appointed by the parties shall meet promptly and attempt to set the Market Base Rental Rate. If they are unable to agree on the Market Base Rental Rate within twenty (20) days after the date the second appraiser has been appointed, they shall elect a third appraiser meeting the qualifications stated in this paragraph within seven (7) days after the last day the two (2) appraisers are to set the Market Base Rental Rate. If the appraisers are unable to agree on the third appraiser within said time frame, either of the parties to this Lease, after giving five (5) days' prior written notice to the other party, may apply to the then president of the real estate board of Denver, Colorado for the selection of a third appraiser who meets the qualifications stated in this Section, which selection shall be made within three (3) business days. All determinations of Market Base Rental Rate shall be subject to the limitations on Market Base Rental Rate set forth in the first paragraph of this Section. Each of the parties shall pay for the appraiser appointed by it and shall bear one-half of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

     Within twenty (20) days after the selection of the third appraiser, the third appraiser shall determine the Market Base Rental Rate and all three of the appraiser's Market Base Rental Rates shall be averaged excluding any single Market Base Rental Rate which is either ten percent (10%) higher or lower than the middle appraisal of Market Base Rental Rate and the remaining appraisals shall then be averaged.

     If the Market Base Rental Rate is not established for the extended term prior to its commencement, Tenant shall continue to pay the applicable Base Rent required for the last full month of the Lease term until the appraisers have made their determination. The Market Base Rental Rate in question, when finally determined by the appraisers, shall be retroactive to the commencement of the extension term, and the first Base Rent payment becoming due after the determination of the applicable Market Base Rental Rate shall include the retroactive amounts of monthly Base Rent installments accrued and unpaid. In no event may either Landlord or Tenant elect not to extend the Lease based upon the Market Base Rental Rate established in accordance herewith.

     This option to extend may not be exercised and the Lease shall not be extended if Tenant is in default which default is not cured within any applicable cure periods or if this Lease has been sublet or assigned other than to an Affiliated Entity as set forth in Section 7.4 hereof or to an entity for which financials have been provided to and approved by Landlord as set forth in
Section 7.1 hereof. Furthermore, time is of the essence hereof, any failure of Tenant to give any notice required hereunder within the required time period shall render this option null and void.

     32.11  Vacation.  Tenant may, provided it complies with all other terms of
            --------
this Lease, including payment of Rent, vacate the Premises in whole or in part provided Tenant gives Landlord thirty (30) days prior written notice of its intent to vacate.

     32.12  Right to Test Equipment.  Provided Tenant is not in default under
            -----------------------
this Lease, Landlord shall install for Tenant's use during the Lease Term, a testing area on the roof of the Building, as more particularly set forth on Exhibit K attached hereto (the "Testing Area"), a walkway providing access to
---------
the Testing Area and one (1) 120 volt duplex outlet in the Testing Area. The Testing Area shall be for purposes of testing Tenant's communications equipment (the "Equipment"). Tenant in accessing the roof and testing its Equipment, shall be permitted to enter only upon the walkway and the Testing Area, which Testing Area may be relocated by Landlord in Landlord's reasonable discretion and at Landlord's sole expense; provided, however, that in all such events the Testing Area shall be in a location that allows Tenant to use the same as necessary for Tenant's business, and Tenant shall not interfere with any base building systems or other systems of the Building and shall not attach any fixture to the roof. Tenant, at Tenant's sole cost and expense, agrees to keep, maintain, operate and remove the Equipment in and from the Testing Area in accordance with all applicable laws, rules, regulations, statutes, ordinances or other requirements of any kind or nature of any governmental or quasi-governmental authority or the requirements of Landlord's insurance underwriters and in compliance with any roofing warranties of which Tenant has knowledge. As of the date of this Lease, Landlord's insurance underwriters have imposed no additional requirements or insurance premiums in connection with the Testing Area and Tenant's use thereof Subject to the waiver of subrogation as set forth in Section 10.3 of the Lease, which is incorporated herein by reference, if the Building, Building Complex, elevators, boilers, engines, pipes, electrical apparatus, or any other elements of the Building or the Building roof or any portion thereof, become damaged or destroyed through any act of Tenant, its servants, agents, employees, contractors or anyone permitted by Tenant to be working in the Building or on the Equipment or the Testing Area, whether or not such act was a result of the negligence or willful misconduct of Tenant or any such party, then the reasonable cost of any repairs, replacements, alterations and all damages incurred by Landlord shall be borne by Tenant who shall, within thirty (30) days of demand, pay the same to Landlord. If, during the term of the Lease, Tenant desires to install any of its equipment on the roof of the Building, such installation shall be performed in accordance with that certain Communications License, attached hereto as Exhibit L, to be executed by and between the parties
                            ---------
prior to any such installation.

     32.13  Self Help Rights.  Notwithstanding anything to the contrary
            ----------------
contained in this Lease, if (i) Landlord fails to perform any maintenance or repair obligations of Landlord under this Lease (excluding any maintenance and repair to the base building structure and/or base building systems of the Building); (ii) such failure materially adversely affects Tenant's ability to conduct its business in the Premises, and (iii) such failure is not cured within ten (10) business days (or such longer period of time if such cure cannot be accomplished within ten (10) business days, provided Landlord commences such cure within such ten (10) day period and diligently pursues such cure to completion) after receipt of written notice to Landlord (and any mortgagee of which Tenant has been provided written notice) (the "Self-Help Notice"), then Tenant shall have the right, but not the obligation, to have performed such maintenance or repair. In such event, such work shall be performed by competent workmen whose labor union affiliations are not incompatible with those of any workmen then employed in the Building Complex by Landlord, its contractors and subcontractors and such workmen shall carry insurance which complies with the requirements set forth in Section 10.1(f) hereof. Subject to the waiver set forth in Section 10.3 hereof, Tenant shall indemnify, defend and hold harmless Landlord from and against any and all claims, damages, fines, judgments, penalties, costs, expenses, liabilities, or losses relating to any work performed by Tenant's workmen with respect to this Section 32.13. Within thirty
(30) business days after receipt by Landlord of written notice from Tenant evidencing all commercially reasonable amounts incurred by Tenant in connection with the performance of any such maintenance or repair (the "Invoice Notice"), Landlord shall pay to Tenant all such amounts, together with interest thereon at the Default

Rate from the date of the Invoice Notice until the date on which such amounts are paid to Tenant in full.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease this 7th
                                                                          ---
day of May 1998.

                            LANDLORD:

                            ORIX PRIME WEST COLORADO SPRINGS VENTURE, a Colorado general partnership


                            By: ORIX COLORADO SPRINGS, INC., an Illinois corporation, General Partner


                                 By:  /s/ JAMES PURINGTON
                                     -------------------------
                                 Name:  James Purington
                                       -----------------------
                                 Its:   President
                                       -----------------------


                            By:  PRIME WEST EL PASO COUNTY I, INC., a
                                 Colorado corporation


                                 By:  /s/ STEPHEN F. CLARKE
                                     -------------------------
                                 Name:  Stephen F. Clarke
                                 Its:  President



                            TENANT:

                            DECISION-SCIENCE APPLICATIONS, INC.,
                            a Virginia corporation

                            By: /s/ GUY A. ACKERSON
                                -------------------------
                            Title: President/CEO
                                -------------------------

STATE OF COLORADO                   )
                                    ) ss.
COUNTY OF _________________________ )

     The foregoing instrument was acknowledged before me this ____ day of April, 1998, by ________________, __________________ of ORIX Colorado Springs, Inc.,
an Illinois Corporation, General Partner of ORIX PRIME WEST Colorado Springs Venture, a Colorado general partnership.

     WITNESS my hand and official seal.


                              -------------------------------
                              Notary Public
(SEAL)                My commission expires:_________________




STATE OF COLORADO             )
                              ) ss.
COUNTY OF _________________   )

     The foregoing instrument was acknowledged before me this _____ day of April, 1998, by Stephen F. Clarke, President of Prime West El Paso County I, Inc., a Colorado corporation, General Partner of ORIX PRIME WEST Colorado Springs Venture, a Colorado general partnership.

     WITNESS my hand and official seal.


                                 ________________________________
                                 Notary Public
(SEAL)                     My commission expires:_____________________




STATE OF Virginia         )
         --------
                          ) ss.
COUNTY OF Arlington       )
          ---------

     The foregoing instrument was acknowledged before me this 5th day of May,
                                                              ---
1998, by Guy Albert Ackerson, President/CEO of Decision-Science Applications,
         ----------------------------------
Inc., a Virginia corporation.

     WITNESS my hand and official seal.

                                   /s/ JACQUELINE HARMON
                                   ---------------------
                                   Notary Public

(SEAL)                     My commission expires:6/30/00     [STAMP]
                                                 -------

                                   EXHIBIT B
                                   ---------


     12 SOUTH, RANGE 66 WEST OF THE SIXTH PRINCIPAL MERIDIAN, BEING MONUMENTED AT THE NORTHWEST CORNER BY A 3-1/4" DEPARTMENT OF INTERIOR BUREAU OF LAND MANAGEMENT BRASS CAP AND AT THE WEST QUARTER CORNER BY A 3-1/4" DEPARTMENT OF INTERIOR BUREAU OF LAND MANAGEMENT BRASS CAP, BEING ASSUMED TO BEAR S 00 DEGREES 21 MINUTES 28 SECONDS E, A DISTANCE OF 2649.65 FEET.

     COMMENCING AT THE SOUTHEASTERLY CORNER OF BRIARGATE BUSINESS CAMPUS FILING NO. 17, UNDER RECEPTION NO. 97149307, RECORDS OF EL PASO COUNTY, COLORADO, SAID POINT BEING THE POINT OF BEGINNING; THENCE NORTHERLY AND WESTERLY AND ALONG SAID BRIARGATE BUSINESS CAMPUS FILING NO. 17, THE FOLLOWING COURSE:

     1. ON THE ARC OF A CURVE TO THE RIGHT, WHOSE CENTER BEARS NORTH 75 DEGREES 59 MINUTES 52 SECONDS EAST, HAVING A DELTA OF 60 DEGREES 17 MINUTES 16 SECONDS, A RADIUS OF 382.54 FEET, A DISTANCE OF 402.52 FEET;

     THENCE SOUTH 43 DEGREES 42 MINUTES 52 SECONDS EAST, A DISTANCE OF 2.50 FEET TO A POINT ON CURVE; THENCE ON THE ARC OF A CURVE TO THE RIGHT, WHOSE CENTER BEARS SOUTH 43 DEGREES 42 MINUTES 52 SECONDS EAST, HAVING A DELTA OF 15 DEGREES 00 MINUTES 43 SECONDS, A RADIUS OF 397.77 FEET, A DISTANCE OF
     104.22 FEET TO A POINT OF TANGENT; THENCE NORTH 61 DEGREES 17 MINUTES 51 SECONDS EAST, A DISTANCE OF 368.28 FEET; THENCE SOUTH 28 DEGREES 21 MINUTES 47 SECONDS EAST, A DISTANCE OF 364.96 FEET TO A POINT ON THE NORTHERLY RIGHT OF WAY LINE OF BRIARGATE PARKWAY, AS RECORDED IN PLAT BOOK E-5 AT PAGE 55; THENCE SOUTHERLY, WESTERLY, AND NORTHERLY, THE FOLLOWING TWO (2) COURSES.

     1. SOUTH 61 DEGREES 38 MINUTES 13 SECONDS WEST, A DISTANCE OF 203.24 FEET TO A POINT OF CURVE;

     2. ON THE ARC OF A CURVE TO THE RIGHT, HAVING A DELTA OF 16 DEGREES 17 MINUTES 34 SECONDS, A RADIUS OF 1917.50 FEET, A DISTANCE OF 545.27 FEET TO THE POINT OF BEGINNING.

     LEGAL DESCRIPTION PREPARED BY:
     PAUL J. HUSSONG
     JR ENGINEERING, LTD
     4935 N. 30TH STREET
     COLORADO SPRINGS, CO 80919
     DATED JULY 23, 1996
     JOB NO. 8714.70

     ===

                                   EXHIBIT C

                                  WORK LETTER


     This WORK LETTER ("Work Letter") is entered into as of the _____ day of April, 1998, by and between ORIX PRIME WEST COLORADO SPRINGS VENTURE, a Colorado general partnership ("Landlord"), and DECISION-SCIENCE APPLICATIONS, INC., a Virginia corporation ("Tenant").

                               R E C I T A L S:
                               - - - - - - - -

A. Concurrently with the execution of this Work Letter, Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in Exhibit A attached to the Lease. To
                                           ---------
the extent applicable, the provisions of the Lease are incorporated herein by this reference.

B. In order to induce Tenant to enter into the Lease and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant agree as follows:

1.  TENANT IMPROVEMENTS.  As used in the Lease and this Work Letter, the term
    -------------------
"Tenant Improvements" or "Tenant Improvement Work" means those items of general tenant improvement construction shown on the Final Plans (described in Paragraph 4 below), more particularly described in Paragraph 5 below. The selection of the general contractor (the "Contractor") to perform such Tenant Improvement Work, the Contractor's fee for overhead and profit and the Contractor's budget for general conditions shall all be reasonably acceptable to Landlord and Tenant, such approval not to be unreasonably withheld or delayed by either party. Landlord shall contract with such mutually agreed upon Contractor and with the architect and all mechanical, electrical and plumbing engineers to be hired to perform the design of the Premises.

2.  WORK SCHEDULE.  Attached to this Exhibit C is a schedule ("Work Schedule")
    -------------                    ---------
which sets forth a timetable of critical dates for the planning and completion of the installation of the Tenant Improvements and the Commencement Date of the Lease. The Work Schedule describes certain of the critical items of work to be done or approval to be given by Landlord and Tenant in connection with the completion of the Tenant Improvements. All plans and drawings required by this Work Letter and all work performed pursuant thereto are to be prepared and performed in accordance with the Work Schedule. Based upon developments during construction of the Tenant Improvements, the parties may modify the Work Schedule as appropriate to reflect changes to the Work Schedule agreed to in writing by both Landlord and Tenant and changes to the Work Schedule of which Tenant is provided reasonable notice, resulting from Tenant Delays or Force Majeure Delays and Landlord caused delays.

3.  TENANT CONSTRUCTION REPRESENTATIVES.  Landlord hereby appoints the following
    -----------------------------------
person(s) as Landlord's representative ("Landlord's Representative") to act for Landlord in all matters covered by this Work Letter: James Crain, telephone
(303) 741-0700, facsimile (303) 741-6988. Tenant is entitled to rely on information and decisions of Landlord's Representative, and the signature of Landlord's Representative on documents, change orders and other instruments delivered in connection with this Work Letter, shall be conclusive evidence of Landlord's approval.

Tenant hereby appoints the following person(s) as Tenant's representative ("Tenant's Representative") to act for Tenant in all matters covered by this Work Letter: William Nevills, telephone (719) 593-5974, facsimile (719) 593-5978. Landlord is entitled to rely on information and decisions of Tenant's Representative, and the signature of Tenant's Representative on documents, change orders, Work Cost Estimate and other instruments delivered in connection with this Work Letter, shall be conclusive evidence of Tenant's approval.

All communications with respect to the matters covered by this Work Letter are to be made to Landlord's Representative or Tenant's Representative, as the case may be, in writing in compliance with the notice provisions of the Lease. Either party may change its representative under this Work Letter at any time by written notice to the other party in compliance with the notice provisions of the Lease.

4.  TENANT IMPROVEMENT PLANS.
    ------------------------

    (a)  Preparation of Space Plans. Tenant and Landlord have approved Gensler
         --------------------------
("Space Planner") to prepare the architectural drawings for the Premises. Tenant acknowledges that Landlord shall have no liability to assure that the design of the Premises is satisfactory for Tenant and for Tenant's use. Tenant agrees to cause the Space Planner to prepare the preliminary space plans for the layout of Premises ("Space Plans") on or before the outside date for preparation of the Space Plans set forth in the Work Schedule. The Space Plans are to be sufficient to convey the architectural design of the Premises and layout of the Tenant Improvements therein and are to be submitted to Landlord upon completion for Landlord approval. If Landlord disapproves any aspect of the Space Plans, Landlord will advise Tenant in writing of such disapproval and the reasons therefor in accordance with the Work Schedule. Tenant will have until the outside date specified in the Work Schedule to cause the Space Planner to redesign the Space Plans incorporating the revisions required by Landlord and to obtain Landlord's final approval of the Space Plans.

    (b)  Preparation of Final Plans.  Based on the approved Space Plans, Tenant
         --------------------------
will cause its Space Planner to prepare complete architectural plans, drawings and specifications and complete engineered mechanical, plumbing, structural (if required) and electrical working drawings for all of the Tenant Improvements for the Premises (collectively, the "Final Plans"). The Tenant shall also cause the Space Planner to use building standard materials and details for building spaces in accordance with the "Components of Standard Tenant Finish for General Office Purposes" attached hereto as Exhibit G and shall also use at Tenant's cost
                             ---------
Landlord's engineers and consultants for preparation of such working drawing, provided such costs are commercially reasonable. The Final Plans are to be completed on or before the outside date for completion of the Final Plans set forth in the Work Schedule. The Final Plans will show: (a) the subdivision (including partitions and walls), layout, lighting, finish and decoration work (including carpeting and other floor coverings) for the Premises, (b) all internal and external communications and utility facilities which will require conduiting or other improvements from the base Building shell work and/or within common areas; and (c) all other specifications for the Tenant Improvements. The Final Plans will be submitted to Landlord for signature to confirm that they are consistent with the Space Plans. If Landlord reasonably disapproves any aspect of the Final Plans based on any inconsistency with the Space Plans, Landlord agrees to advise Tenant in writing of such disapproval and the reasons therefor within the time frame set forth in the Work Schedule. In addition, if Tenant requests, Landlord will identify any Tenant Improvements which Landlord will require removed upon termination of the Lease. Tenant will have until the outside date specified in the Work Schedule to cause the Space Planner to redesign the Final Plans incorporating the revisions reasonably requested by Landlord or to adjust the Plans based upon requested removal items as to make the Final Plans consistent with the Space Plans and to obtain Landlord's final approval of the Space Plans.

    (c)  Requirements of Tenant's Final Plans.  Tenant's Final Plans will
         ------------------------------------
include locations and complete dimensions, and the Tenant Improvements, as shown on the Final Plans, will: (i) be compatible with the Building shell and with the design, construction and equipment of the Building; (ii) comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction, and will comply with all applicable insurance regulations of which Tenant has knowledge; (iii) not require Building service beyond the level normally provided to other tenants in the Building and will not overload the Building floors; and (iv) be of a nature and quality consistent with the overall objectives of Landlord for the Building, as determined by Landlord in its reasonable but subjective discretion.

    (d)  Submittal of Final Plans.  Once approved by Landlord and Tenant, as
         ------------------------
provided in the Work Schedule, Tenant will cause the Space Planner to coordinate for submittal of the Final Plans to the appropriate governmental agencies for plan checking and the issuance of a building permit in cooperation with the Contractor; however, ultimate responsibility to obtain the permit shall be the Space Planner's. Landlord will have the right to review Space Planner's submittal package prior to delivery to such governmental agencies. Space Planner, with the approval of Landlord and Tenant, will make any changes to the Final Plans which are requested by the applicable governmental authorities to obtain the building permit. After approval of the Final Plans no further changes may be made without the prior written approval of both Landlord and Tenant, and then only after agreement by Tenant to pay any excess costs resulting from the design and/or construction of such changes, if any. Tenant hereby acknowledges that any such changes will be subject to the terms of Paragraph 8 below. Landlord shall have no obligation to approve any further changes to the Final Plans or any amendment thereof or supplement thereto, but shall not unreasonably withhold its approval of appropriate change orders necessary for obtaining the permit.

    (e)  Work Cost Estimate and Statement. Prior to the commencement of
         --------------------------------
construction of any of the Tenant Improvements shown on the Final Plan, as provided in the Work Schedule, Landlord will cause the Contractor to submit to Landlord and Tenant a written estimate of the cost to complete the Tenant Improvement Work, which written estimate will be based on the Final Plans which shall not take into account any modifications which may be required to reflect changes in the Final Plans required by the City, County, Fire Department, Architectural Control Committee, and other governmental approvals in which the Premises are located together with all space planning, architectural engineering, supervision and other costs incurred in connection therewith (the "Work Cost Estimate"). Tenant will either approve the Work Cost Estimate or disapprove specific items and submit to Landlord revisions to the Final Plans to reflect deletions of and/or substitutions for such disapproved items, and delays attributable to such changes shall be Tenant Delays, if and to the extent provided pursuant to Paragraph 8 below. Submission and approval of the Work Cost Estimate will proceed in accordance with the Work Schedule. Upon Tenant's written approval of the Work Cost Estimate (such approved Work Cost Estimate to be hereinafter known as the "Work Cost Statement"), Landlord will cause the Contractor to purchase materials and to commence the construction of the items included in the Work Cost Statement pursuant to Paragraph 6 hereof. The Work Cost Statement will include a guaranteed maximum price contract with the Contractor, subject to allowances where the scope of the work is not specifically defined, and such Work Cost Statement will not materially change without the prior consent of Tenant, unless such change is caused by a governmental requirement or such other third party requirement (other than with respect to the changes set forth in the guaranteed maximum price contract) beyond the control of Landlord, and in such event, Landlord will promptly notify Tenant of such requirement and corresponding change to the Work Cost Statement. In connection with the work set forth in the Work Cost Statement, the Contractor shall cap its fee for overhead and profit and its budget for general conditions at an amount not to exceed ten percent (10%) of the guaranteed maximum price contract. If the total costs reflected in the Work Cost Statement exceed the Allowance as more specifically described in Paragraph 5 below, Tenant agrees to pay such excess within twenty (20) days after billing therefor by Landlord without further notice (provided that such billed amount reflects work performed), and Landlord's billing will be within thirty (30) days of the date that said funds are due by Landlord to its contractor or subcontractor. Throughout the course of construction, any differences between the estimated Work Cost in the Work Cost Statement and the actual Work Cost will be determined by Landlord and appropriate adjustments and payments by Landlord or Tenant, as the case may be, will be made within twenty (20) days of billing, as set forth above. Delays in completion of the Tenant Improvements shall be Tenant Delays, if caused by matters set forth in Paragraph 8 below.

5.  PAYMENT FOR THE TENANT IMPROVEMENTS.
    -----------------------------------

    (a)  Allowance.  Landlord hereby grants to Tenant a tenant improvement
         ---------
allowance of $34.11 per rentable square foot of the Premises, plus at Tenant's election, if the Work Cost Statement exceeds the $34.11 per rentable square foot allowance, an additional $5.00 per rentable square foot, which amount if used by Tenant shall be added to Base Rent and amortized over the initial Lease term at the rate of ten percent per annum (such $34.11 per rentable square foot allowance and $5.00 per rentable square foot allowance, if applicable, being collectively referred to as the "Allowance"). The Allowance is to be used for all design, construction, permitting and consulting costs incurred for the construction of the Premises (expressly excluding furniture, fixtures and equipment and design related to furniture, fixtures and equipment) including, but not limited to the following:

         (i) The payment of plan check, permit and license fees relating to construction of the Tenant Improvements.

         (ii) Construction of the Tenant Improvements, including, without limitation, the following:

               (aa) Installation within the Premises of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items;

               (bb) All electrical wiring, lighting fixtures, outlets and switches, and other electrical work necessary for the Premises, including voice data cabling costs;

               (cc) The furnishing and installation of all matters relating to the heating, ventilation and air conditioning systems within the Premises, including temperature control and the cost of meter and key control for after-hour air conditioning;

               (dd) Any additional improvements to the Premises required for Tenant's use of the Premises including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems or improvements;

               (ee) All fire and life safety control systems such as fire walls, sprinklers, halon, fire alarms, smoke detectors, fire dampers, including piping, wiring and accessories, necessary for the Premises;

               (ff) All plumbing, fixtures, pipes and accessories necessary for the Premises;

               (gg) Testing and inspection costs; and

               (hh) Fees for the Contractor, including, but not limited to, fees and costs attributable to general conditions associated with the construction of the Tenant Improvements.

     In addition to the above, Landlord will provide an additional Allowance not to exceed $2.45 per rentable square foot for Space Planner and all other consultants, which additional Allowance shall include $8,000.00 of work already performed for Tenant by Gensler.

     (b)  Payment Process.  All invoices and pay requests relating to any Tenant
          ---------------
Improvement Work performed hereunder shall be submitted and paid in accordance with the following procedure:

          (i) Any invoices received by Tenant's Representative for work described in Section 5(a) hereof shall be submitted to Landlord, with the appropriate back up documentation, on or before the 25th day of the month.

          (ii) Landlord will process such invoices and provide an overall pay application, summarizing all such bills to be submitted for payment, to Tenant's Representative for review on or before the 10th day of the following month.

          (iii) Landlord will cause its lender to fund such amounts set forth on the pay application no later than thirty (30) days following the date on which it is provided to Tenant's Representative as set forth in subsection (ii) above.

     (c)  Excess Costs. The cost of each item referenced in Paragraph 5(a) above
          ------------
shall be charged against the Allowance. If the Work Cost exceeds the Allowance, Tenant agrees to deposit with Landlord such excess within twenty (20) days after invoice therefor (provided that such billed amount reflects work performed), and Landlord's billing will be within thirty (30) days of the date that said funds are due by Landlord to its contractor or subcontractor. In no event shall Tenant be entitled to any remaining balance of the Allowance. Notwithstanding the foregoing, if the Work Cost exceeds the Allowance and if such excess amount is greater than $1.00 per rentable square foot of the Premises, then any amount over such $1.00 per square foot amount will be immediately deposited with Landlord prior to the commencement of any such work, with the balance to be paid in accordance with this subsection (c).

     (d)  Changes.  If, after the Final Plans have been prepared and the Work
          -------
Cost Statement has been established, Tenant requires any changes or substitutions to the Final Plans, any additional estimated costs related thereto are to be paid by Tenant to Landlord prior to the commencement of construction of the Tenant Improvements, subject to subparagraph (c) above. Any changes to the Final Plans will be approved by Landlord and Tenant in the manner set forth in Paragraph 4 above and will, if necessary, require the Work Cost Statement to be revised and agreed upon between Landlord and Tenant in the manner set forth in Subparagraph 4(f) above. Changes to the Final Plans which delay completion of the Tenant Improvements will constitute "Tenant Delays" as provided in Paragraph 8 below.

     (e)  Government Cost Increases.  If increases in the cost of the Tenant
          -------------------------
Improvements as set forth in the Work Cost Statement are due to requirements of any governmental agency, Tenant agrees to pay Landlord the amount of such increases within twenty (20) days of Landlord's written notice, subject to subparagraph (c) above, and Landlord's billing will be within thirty (30) days of the date that said funds are due by Landlord to its contractor or subcontractor.

     (f)  Unused Amounts.  Any unused portion of either Allowance upon
          --------------
completion of the Tenant Improvements will not be refunded to Tenant and will not be available to Tenant as a credit against any obligations of Tenant under the Lease; provided, however, Tenant may apply such unused portion, if any, toward cabling costs.

     (g)  Standard Improvements.  The base building improvements that Landlord
          ---------------------
will construct and not include within the costs for which Tenant will be responsible hereunder are listed on Exhibit F, attached hereto and incorporated
                                    ---------
herein by this reference.

6.  CONSTRUCTION OF TENANT IMPROVEMENTS.  Until Tenant approves the Final Plans
    -----------------------------------
and Work Cost Statement, Landlord will be under no obligation to cause the Contractor to commence the construction of any of the Tenant Improvements. Following Tenant's approval of the Work Cost Statement described in Subparagraph 4(f) above and upon Tenant's payment of the total amount by which such Work Cost Statement exceeds the Allowance, if any, subject to subparagraph (c) above, Landlord will cause the Contractor to commence and diligently proceed with the construction of the Tenant Improvements, subject to Tenant Delays (as described in Paragraph 8 below) and Force Majeure Delays (as described in Paragraph 9 below).

7.  COMMENCEMENT DATE AND SUBSTANTIAL COMPLETION.
    --------------------------------------------

    (a)  Commencement Date.  No Tenant Delay of any kind shall cause an
         -----------------
extension of the Commencement Date as set forth in Section 2.1 of the Lease.

    (b)  Substantial Completion; Punch-List.  The Tenant Improvements will be
         ----------------------------------
deemed to be substantially completed ("Substantial Completion") when: (a) Landlord is able to provide Tenant with reasonable access to the Premises; (b) when the Space Planner certifies to Tenant and Landlord that the Contractor has substantially performed all of the Tenant Improvement Work required to be performed by Landlord under this Work Letter substantially in accordance with the Final Plans, other than minor "punch-list" type items and adjustments which do not materially interfere with Tenant's access to or use of the Premises (the "Punch List"); (c) Contractor has obtained a temporary certificate of occupancy or other required equivalent approval from the local governmental authority permitting occupancy of the Premises; (d) the construction of the base building structure and the installation of the base building systems have been performed substantially in accordance with the Outline Specifications and such systems are operational, subject to any Punch List items; provided, however, that while the elevators may not be Substantially Complete, they will be operational and at least one of the elevators will be Substantially Complete no more than two (2) weeks following the Commencement Date, with the second elevator to be completed no more than thirty (30) days following the date of issuance of the certificate of occupancy for the Building; and (e) the parking lot and site improvements will be Substantially Complete, except for landscaping. Within five (5) business days after the date of Substantial Completion, Tenant will conduct a walkthrough inspection of the Premises with Landlord, Tenant's Representative and the Contractor, and the parties will jointly prepare a written Punch List specifying those Punch List items which require completion, which items Landlord will cause the Contractor to thereafter diligently complete, subject to Force Majeure. Landlord will use reasonable efforts to substantially complete such Punchlist items within thirty (30) days following finalization of the Punch List, subject to Force Majeure or other delays beyond the reasonable control of Landlord. Except as permitted by Paragraph 13 hereof, Tenant may not take occupancy prior to preparation of the Punch List. If Tenant takes occupancy prior to completion of the Punch List, it shall take possession subject to all terms and conditions of this Lease and in no event may Tenant interfere with or delay the completion of the Punch List.

8.  TENANT DELAYS.  For purposes of this Work Letter, "Tenant Delays" means any
    -------------
delay in the completion of the Tenant Improvements resulting from any or all of the following: (a) Tenant's failure to timely perform any of its obligations pursuant to this Work Letter, including any failure to complete, on or before the due date therefor, any action item which is Tenant's responsibility pursuant to the Work Schedule delivered by Landlord to Tenant pursuant to this Work Letter provided Landlord notifies Tenant in writing within a reasonable time that Tenant's failure to act will delay the completion of the Tenant Improvements and provided that such delay is due to reasons other than a Landlord delay; (b) Tenant's changes to Space Plans or Final Plans after Landlord's approval thereof; (c) in the delivery, installation or completion of Tenant's requested materials, finishes, or installations, provided, however, Landlord will request in the bid instructions that the Contractor notify Landlord of any long lead items and if Landlord is made aware of any such items, Landlord will notify Tenant of same and in such event, Tenant shall have five
(5) business days to request another material, finish or installation to the extent such new request will reduce the delay (it being agreed that any such substitution made within such five (5) business day period shall not constitute a Tenant Delay if the substituted item does not cause a delay and Landlord will reasonably inform the Tenant of the applicable delivery times for any such substituted item in order for Tenant to have the option of substituting such items that may cause a delay); (d) any delay of Tenant in making payment to Landlord for Tenant's share of the Work Cost; or (e) any other act, delay or failure to act caused directly or indirectly by Tenant, Tenant's employees, agents, architects, contractors, independent contractors, consultants and/or any other person performing or required to perform services on behalf of Tenant, including without limitation, delay, action or inaction by Space Planner, it being acknowledged by Tenant that Tenant has selected such party to provide services pursuant to this Work Letter. These items will only amount to Tenant Delays if such events actually delay the Commencement Date of this Lease. Landlord agrees to use reasonable efforts to notify Tenant of Tenant Delays.

9.  FORCE MAJEURE DELAYS.  For purposes of the Lease and this Work Letter,
    --------------------
"Force Majeure Delays" means any actual delay in the construction of the Tenant Improvements resulting from events beyond the reasonable control of either party, including but not limited to, delays caused or contributed to by governmental or quasi-governmental entities, lenders, and acts of God.

10. TENANT APPROVALS.  Anything submitted to Landlord by Tenant's
    ----------------
Representative shall be deemed to have the prior approval of Tenant. Furthermore, anything submitted to Tenant's Representative for approval which is not disapproved within five (5) business days of receipt of the submission shall be deemed approved in all respects. The five (5) business day response period does not extend the dates set forth in the Work Schedule for such approvals.
All notices given in connection with this Work Letter shall be in accordance with Section 26.1 of the Lease.

11. UPDATES. Upon request, Landlord shall provide Tenant with updates as to the status of the completion of the Tenant Improvements.

12. ADA.  Landlord, at its expense, agrees to cause the common areas of the
    ---
Building to be constructed in accordance with Title III of the Americans with Disabilities Act as then in effect, including the restroom facilities on the third floor. After issuance of the building permit for the Building, all capital improvements thereafter required for ADA compliance by any change in the laws, ordinances, rules, regulations or otherwise which were not in effect on the date Landlord obtained its building permit shall be amortized over the useful life thereof at the rate of two percent (2%) above the Prime Rate and included as an Operating Expense. This does not include the subsequent costs of compliance for any full floor tenant (including the restrooms on the third floor), which costs shall be borne by such tenant.

13. EARLY ENTRY.  Landlord agrees that Tenant may have access to the Premises
    -----------
prior to the anticipated date of Substantial Completion, as specified in Section
2.1 of the Lease, provided that (i) there is no interference with the Tenant Improvement Work (ii) all entry shall be at Tenant's sole risk and Tenant shall indemnify Landlord against any claims in accordance with Article 14 of the Lease and (iii) any delay in Substantial Completion arising from or related to such entry, directly or indirectly, shall be deemed Tenant Delay.

14. WARRANTY.  Except as set forth in Paragraph 8 above and subject to Force
    --------
Majeure, Landlord agrees to cause Contractor to construct the Building Complex and the Premises in substantial compliance with the outline plans and specifications previously delivered to Tenant and substantially in accordance with the approved site plan, in a good and workmanlike manner and to obtain a one-year standard construction warranty from the Contractor, to the extent the Contractor performs such work in the Premises. Tenant shall provide Landlord with specific written notice of any warranty work to be performed by Contractor which must be received not less than thirty (30) days prior to expiration of the one-year warranty. Landlord will cause the Contractor to perform the warranty work subject to the terms of the warranty and Tenant agrees to reasonably cooperate with Landlord and Contractor regarding the enforcement of such warranty and performance of the warranty work.

15. BIDS.  Tenant may elect to have Landlord bid the Tenant Improvement Work to
    ----
up to three additional contractors if (i) there have been no delays to date in the preparation of the Final Plans by the Space Planner, (ii) the preliminary Work Cost Estimate from the Contractor is reasonably considered to be too high and (iii) the bid process will not cause any delays in the Schedule.

    IN WITNESS WHEREOF, the undersigned Landlord and Tenant have caused this Work Letter to be duly executed by their duly authorized representatives as of the date of the Lease.

LANDLORD:                              TENANT:

ORIX PRIME WEST COLORADO               DECISION-SCIENCE APPLICATIONS,
SPRINGS VENTURE, a Colorado general    INC., a Virginia corporation
partnership

                                       By: /s/ Guy A. Ackerson
                                          ___________________________

                                       Title: PRESIDENT/CEO
                                             ________________________

By:  ORIX COLORADO SPRINGS, INC.,
     an Illinois corporation, General
     Partner

     By: ____________________________

     Name: __________________________

     Its: ___________________________

By:  PRIME WEST EL PASO COUNTY I,
     INC., a Colorado corporation


     By: ____________________________

     Name:  Stephen F. Clark

     Its:  President

                                   EXHIBIT C
                                  WORK LETTER


                                 WORK SCHEDULE



                                (See Attached)

                                  EXHIBIT "C"
                                  WORK LETTER
                                 WORK SCHEDULE
                         Decision Science Applications
                      Corporate Center at Briargate Ph. 1

                                   EXHIBIT D

                            SUPPLEMENTAL AGREEMENT

     THIS SUPPLEMENTAL AGREEMENT is attached to and made a part of the Lease dated as of the ____ day of April, 1998, by and between PRIME WEST EL PASO COUNTY I, INC., a Colorado corporation, as Landlord, and DECISION-SCIENCE APPLICATIONS, INC., a Virginia corporation as Tenant. By this Supplemental Agreement dated as of the ____ day of __________, ____, the parties to the lease dated April __, 1998 (the "Lease") agree as follows:

     1.  All defined terms in the Lease are incorporated herein by reference.

     2. Any Tenant Work required to be constructed and finished by Landlord in accordance with the terms of the Lease for the Premises were completed by Landlord on __________, 19__, subject to the completion of Punch List Items identified on the attachment hereto, if any.

     3. Any work to be performed by Landlord has been completed. The temporary or permanent certificate of occupancy for the Premises was issued on
__________________.

     4.  The final determination of rentable square feet for the Premises is
_____________.

     5.  The Commencement Date pursuant to the terms of the Lease is
______________.

     6. The Base Rent has/has not (circle one) been adjusted pursuant to Paragraph 4 above and the annual Base Rent is $______________.

     7. Tenant's Pro Rata Share has/has not (circle one) been adjusted pursuant to Paragraph above and the Tenant's Pro Rata Share is $______________.

     8. In accordance with the provisions of the Lease, Tenant's obligation to pay Base Rent and Additional Rent shall commence on the date set forth in Paragraph 5 above (which payment shall be prorated as set forth in the Lease if the date set forth in Paragraph 5 above is any day other than the first day of a month).

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Agreement to be executed the day and year first above written.

                              LANDLORD:

                              PRIME WEST EL PASO COUNTY I, INC.,
                              a Colorado corporation

                              By: __________________________________
                                    Stephen F. Clarke, President

                              TENANT:

                              DECISION-SCIENCE APPLICATIONS, INC.,
                              a Virginia corporation

                              By: __________________________________
                              Title: _______________________________

                                   EXHIBIT E

                             RULES AND REGULATIONS

     1. Tenant shall not obstruct or interfere with the rights of other tenants of the Building Complex or of persons having business in the Building Complex or in any way injure such tenants or persons or create any nuisance.

     2. Tenant shall not commit any act or permit anything in or about the Building Complex which in Landlord's reasonable judgment subject Landlord to any liability or responsibility for injury to any person or property by reason of any business or operation being carried on, in or about the Building Complex or for any other reason, subject to the terms of this Lease.

     3. Tenant shall not use the Building for lodging, sleeping, or for any immoral or illegal purposes or for any purpose that will damage the Building Complex, or the reputation thereof, or for any purposes other than those specified in the Lease in the Landlord's reasonable judgment.

     4. Canvassing, soliciting, and peddling in the Building Complex are prohibited, and Tenant shall cooperate to prevent such activities.

     5. Tenant shall not bring or keep within the Building any animal (except animals to assist the visually impaired), bicycle, or motorcycle.

     6. Tenant shall not commercially cook or prepare food, or place or use any inflammable, combustible, explosive or hazardous fluid, chemical, device, substance or material in or about the Building, except as otherwise set forth in the Lease, without the prior written consent of Landlord over and above its initial use and leased purpose of the Premises. Subject to the terms of the Lease, Tenant shall comply with the statutes, ordinances, rules, orders, regulations and requirements imposed by governmental or quasi-governmental authorities in connection with fire and panic safety and fire prevention and shall not commit any act or permit any object to be brought or kept in the Building Complex, which shall result in a change of rating of any portion of the Building Complex by the Insurance Services Office or similar person or entity subject to the terms of this Lease. Tenant shall not commit any act or permit any object to be brought or kept in the Building which shall increase the rate of fire insurance on the Building or on property located therein, subject to the terms of this Lease. In the event that Tenant's use increases the rate of fire insurance, then Tenant shall, if Landlord permits such use and if Tenant desires to continue such use after notice of the additional charge that will be required in connection therewith, pay to Landlord upon demand, as Additional Rent, an amount equal to the increase in the rate.

     7. Tenant shall not occupy the Building or permit any portion of the Building Complex to be occupied for the manufacture or direct sale of liquor, narcotics, or tobacco in any form, or as a medical office, barber shop, manicure shop, music or dance studio or employment agency. Tenant shall not conduct in or about the Building Complex any auction, public or private without the prior written approval of Landlord.

     8. Except as set forth in Tenant's plans for leasehold improvements, as approved by Landlord, Tenant shall not install or use in the Building Complex any air conditioning unit, engine, boiler, generator, machinery, heating unit, stove, ventilator, radiator or any other similar apparatus without the express prior written consent of Landlord, and then only as Landlord may reasonably direct.

     9. All office equipment and any other device of any electrical or mechanical nature shall be placed by Tenant in the Premises in settings reasonably approved by Landlord, so as to absorb or prevent any vibration, noise, or annoyance. Tenant shall not cause improper noises, vibrations, or odors within the Building Complex.

     10. During Tenant's initial move in of the Premises, Tenant shall move all freight, supplies, furniture, fixtures, and other similar personal property into, within and out of the Building only through such entrances as may be reasonably designated by Landlord, and such movement of such items shall be under the reasonable supervision of Landlord. At all other times during the term of the Lease, Landlord reserves the right to supervise the delivery or removal of all such freight, supplies, furniture, fixtures and other personal property (other than items received or sent out in the ordinary course of Tenant's business) to be brought into the Building and to exclude from the Building Complex all such objects which violate any of these rules and regulations or the provisions of the Lease. Tenant shall not move or install such objects in or about the Building Complex in such a fashion as to unreasonably obstruct the activities of the other tenants, and all such moving shall be at the sole expense (no fee, however, will be charged by Landlord in connection therewith), risk, and responsibility of Tenant.

     11. Tenant shall not place within the Building any objects which exceed the floor weight specifications of the Building without the express prior written consent of Landlord. The placement and positioning of all such objects within the Building shall be reasonably prescribed by Landlord and such objects shall, in all cases, be placed upon plates or footings of such size as shall be reasonably prescribed by Landlord.

     12. Tenant shall not deposit any trash, refuse, cigarettes, or other substances of any kind within or out of the Building except in refuse containers provided therefor. Tenant shall exercise its reasonable efforts to keep the sidewalks, entrances, passages, courts, lobby areas, parking areas, vestibules, public corridors and halls in and about the Building (hereinafter "Common Areas") clean and free from rubbish.

     13. Tenant shall use the Common Area only as a means of ingress and egress and other designed purposes, and Tenant shall permit no loitering by any of Tenant's employees or their invitees upon Common Areas or elsewhere within the Building Complex. The Common Areas and roof of the Building are not for the use of the general public, and Landlord shall in all cases retain the right to control or prevent access thereto by all persons whose presence in the reasonable judgment of Landlord, shall be prejudicial to the safety, character, reputation or interests of the Building Complex and its tenants. Except as permitted pursuant to Section 32.12 of the Lease and the Communications License Agreement attached to the Lease as Exhibit L, if applicable, Tenant shall not go upon the roof of the Building without the express prior written consent of Landlord.

     14. Landlord reserves the right to exclude or expel from the Building Complex any person who, in the reasonable judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner act in violation of the rules and regulations of the Building Complex.

     15. Tenant and its servants, employees, contractors, jobbers, agents, licensees, invitees, guests and visitors shall observe and comply with all driving and parking signs and markers within and about the Building Complex. All parking ramps and areas and any pedestrian walkways, plazas or other public areas forming and part of the Building or the land upon which the Building Complex is situated shall be under the reasonable control of Landlord, who shall have the right to reasonably regulate and control those areas, subject to the terms of the Lease.

     16. Tenant shall not use the washrooms, restrooms and plumbing fixtures of the Building Complex, and appurtenances thereto, for any other purpose than the purposes for which they were constructed, and Tenant shall not deposit any sweepings, rubbish, rags or other improper substances therein. Tenant shall not waste water by interfering or tampering with the faucets. If Tenant or Tenant's servants, employees, contractors, jobbers, agents, licensees, invitees, guests or visitors, cause any damage to such washrooms, restrooms, plumbing fixtures or appurtenances, subject to the waiver of subrogation set forth in Section 10.3 of the Lease, such damage shall be repaired at Tenant's reasonable expense within fifteen (15) days of receipt of written notification from Landlord during which period Tenant may repair same, and Landlord shall not be responsible therefor.

     17. Except as set forth in the Lease, Tenant shall not mark, paint, drill into, cut, string wires within, or in any way deface any part of the Building Complex, without the express prior written consent of Landlord. Upon removal of any wall decorations or installations or floor coverings by Tenant, any damage to the walls or floors shall be repaired by Tenant at Tenant's sole cost and expense. Other than (i) alterations of a cosmetic nature, including painting, carpeting, wall coverings or other modifications of a similar nature and (ii) alterations resulting in a total cost to Tenant of $10,000 or less per event, Tenant shall refer all contractors representatives, installation technicians, and other mechanics, artisans and laborers rendering any service in connection with the repair, or permanent improvements of the Premises to Landlord for Landlord's approval before performance of any such service. This Paragraph 18 shall apply to all work performed in the Building, including without limitation installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other portion of the Building Complex. Subject to the terms of the Lease, plans and specifications for such work, prepared at Tenant's sole expense, shall be submitted to Landlord and shall be subject to Landlord's express prior written approval in each instance before the commencement of work. All installations, alterations and additions shall be constructed by Tenant in a good and workmanlike manner and only good grades of material shall be used in connection therewith. The means by which telephone, telegraph and similar wires are to be introduced to the Premises and the location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the express prior written approval of Landlord. Tenant shall not lay linoleum or similar floor coverings so that the same shall come into direct contact with the floor of the Premises and, if linoleum or other similar floor covering is to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material soluble in water. The use of cement or other similar adhesive materials is expressly prohibited.

     18. No signs, awning, showcases, advertising devices or other projections or obstructions shall be attached to the outside walls of the Building Complex or attached or placed upon any Common Areas without the express prior written consent of Landlord. No blinds, drapes or other window coverings shall be installed in the Building without the express prior written consent of Landlord. No sign, picture, advertisement, window display or other public display or notice shall be inscribed, exhibited, painted or affixed by Tenant upon or within any part of the Premises in such a fashion as to be seen from the outside of the Premises or the Building without the express prior written consent of Landlord. In the event of the violation of any of the foregoing by Tenant, Landlord may within fifteen (15) days of written notice to Tenant during which period Tenant may repair same, remove the articles constituting the violation without any liability unless a loss other then said removal, arises from Landlord's willful or negligent acts or omissions, and Tenant shall reimburse Landlord for the reasonable expenses incurred in such removal upon demand and upon submission of applicable bills as additional rent under the Lease. Interior signs on doors and upon the Building directory shall be subject to the express prior written approval of Landlord and shall be inscribed, painted, or affixed by Landlord at the reasonable expense of Tenant upon submission of applicable bills to Tenant.

     19. Tenant shall not use the name of the Building or the name of the Landlord in its business name, trademarks, signs, advertisements, descriptive material, letterhead, insignia or any other similar item without Landlord's express prior written consent.

     20. The sashes, sash doors, skylights, windows, and doors that reflect or admit light or air into the Common Areas shall not be covered or obstructed by Tenant, through placement of objects upon windowsills or otherwise. Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system of the Building by closing drapes and other window coverings when the sun's rays fall upon windows of the Premises. Tenant shall not obstruct, alter or in any way impair the efficient operation of Landlord's heating, ventilating, air conditioning, electrical, fire, safety, or lighting systems.

     21. Subject to applicable fire or other safety regulations, all doors opening onto Common Areas and all doors upon the perimeter of the Premises shall be kept closed and, during non-business hours, locked, except when in use for ingress or egress. If Tenant uses the Premises after regular business hours or on non-business days, Tenant shall lock any entrance doors to the Building or to the Premises used by Tenant immediately after using such doors.

     22. Employees of Landlord shall not receive or carry messages for or to Tenant or any other person, nor contract with nor render free or paid services to Tenant or Tenant's servants, employees, contractors, jobbers, agents, invitees, licensees, guests or visitors, except as provided in the Lease.

     23. All keys to the exterior doors of the Premises shall be obtained by Tenant from Landlord. Tenant shall not make duplicate copies of such keys. Tenant shall not install additional locks or bolts of any kind upon any of the doors or windows of, or within, the Building, nor shall Tenant make any changes in existing locks or the mechanisms thereof. Tenant shall, upon the termination of its tenancy, provide Landlord with the combinations to all combination locks on safes, safe cabinets and vaults and deliver to Landlord all keys to the Building, the Premises and all interior doors, cabinets, and other key-controlled mechanisms therein, whether or not such keys were furnished to Tenant by Landlord. Tenant shall pay to Landlord the actual cost to Landlord of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall reasonably deem it necessary to make such a change.

     24. Except for the interior of the Premises, no smoking is permitted by any person, including employees of Tenant, in on or about the Building Complex, including the lobby, the stairwells, parking areas, landscaped areas and Building entrances. Within the Premises, Tenant may impose such smoking regulations as are permitted by applicable law and shall not permit and shall take all steps to prevent any migration of smoke from the Premises to any other part of the Building.

     25. For purposes hereof, the terms "Landlord," "Tenant," "Building," and "Premises" are defined as those terms are defined in the Lease to which these Rules and Regulations are attached. Wherever Tenant is obligated under these Rules and Regulations to do or refrain from doing an act or thing, such obligation shall include the exercise by Tenant of its reasonable efforts to secure compliance with such obligation by the servants, employees, contractors, jobbers, agents, invitees, licensees, guests and visitors of Tenant. The term "Building" and "Building Complex" shall include the Premises, and any obligations of Tenant hereunder with regard to the Building and Building Complex shall apply with equal force to the Premises and to other parts of the Building Complex.

                                   EXHIBIT F

                      COMPONENTS OF SITE, SHELL AND CORE

                                (See Attached)

                                                  Revision Date: 16 January 1998
                                   Exhibit F
                   CORPORATE CENTER AT BRIARGATE - PHASE I
                          COLORADO SPRINGS, COLORADO

                      COMPONENTS OF SITE, SHELL AND CORE

1  SHELL and CORE CONSTRUCTION:
2       Landscaping and Irrigation
3       Parking and Drives
4       Interior and Exterior Common Area Signage
5       Toilet Rooms and 1st floor shower/locker rooms
6       First Floor Exercise Room and equipment
7       HVAC Main roof top Air Handling Units and Main Supply Ducts
8       HVAC Temperature Control System
9       Fire Sprinkler System on standard grid and heads at standard elevation
10      Building Standard Power distributed to panels in Electrical Closet on each floor
11      HVAC Fan Powered Boxes (FPB) and Variable Air Volume (VAV) boxes on a
12        standard grid, with thermostats
13      Window Sills
14      Window Coverings - building standard 1" mini-blinds
15      Two (2) Hydraulic Elevators
16      Common Area Stairs
17      Common Area Finishes
18      Common Area Lighting
19      Exterior Lighting
20      Building Directory
21      Building Entry Card Reader type of Access System
22      Entry Vestibule Building Access Phone
23      Mail Boxes
24      Water Fountains in Common Area
25      Janitor Closets
26      Electrical/Telephone Closets on each floor (not for Tenant Equipment)
27      Electricity, Water, Sewer and Natural Gas utilities to the building
28      Telephone Service by U.S. West to the Main Telephone Room
29      Conduit from the property line to the building's main telephone room for
          Fiber Optic access
30      45 Mil., Single Ply EPDM Baliasted synthetic rubber roof with a 10 year warranty
31      Insulated, tinted perimeter glazing
32      Perimeter wall metal studs and insulation

                                   EXHIBIT G

                     COMPONENTS OF STANDARD TENANT FINISH


                                (See Attached)

                                                  Revision Date: 16 January 1998
                                  Exhibit G
                         CORPORATE CENTER AT BRIARGATE
                          COLORADO SPRINGS, COLORADO

                     COMPONENTS OF STANDARD TENANT FINISH

1 CONSTRUCTION COSTS:
2   DRYWALL & METAL STUDS (INCLUDING PERIMETER WALL DRYWALL)
3   DOORS, FRAMES, & HARDWARE
4   CABINETS & COUNTER TOPS
5   SHELVING & CLOSET RODS
6   OTHER MILLWORK & CARPENTRY
7   INSULATION OTHER THAN EXISTING PERIMETER WALL INSULATION
8   PLUMBING BEYOND EXISTING SHELL FACILITIES
9   ELECTRICAL - DISTRIBUTION and/or UPGRADE FROM BUILDING STANDARD SERVICE
10  SPECIAL ELECTRICAL REQUIREMENTS TO INCLUDE SEPARATE PANELS, TRANSFORMERS,
     ETC.
11  ELECTRICAL PREPARATION FOR AUDIO-VISUAL EQUIPMENT
12  ELECTRICAL PREPARATION FOR VOICE/DATA and/or COMPUTER EQUIPMENT
13  LIGHT FIXTURES, INSTALLATION AND SWITCHING
14  ALARM SYSTEMS - FIRE AND SECURITY
15  RELOCATION OF EXISTING FPB and/or VAV BOXES
16  DISTRIBUTION DUCT WORK FROM EXISTING FPB and/or VAV BOXES TO INCLUDE
     DIFFUSERS AND RETURN AIR GRILLS
17  ADDITIONAL FPB and/or VAV BOXES AND THERMOSTATS
18  MOUNTING AND CALIBRATION OF ALL THERMOSTATS
19  PROGRAMMING OF TEMPERATURE CONTROL SYSTEM RELATED TO TENANT FINISH
20  SPECIAL HEATING OR COOLING REQUIREMENTS TO INCLUDE SEPARATE OR STAND ALONE
     UNITS
21  OTHER MECHANICAL (Not already included in Site, Shell and Core)
22  BALANCING OF HVAC SYSTEM
23  MODIFICATIONS, CAUSED BY TENANT, TO EXISTING BUILDING EQUIPMENT SUCH AS
     ELEVATORS
24  FIRE SPRINKLER SYSTEM MODIFICATIONS OR ADDITIONS CAUSED BY TENANT
25  BUILDING STANDARD CEILING GRID AND ACOUSTICAL TILE
26  PAINT
27  WALLCOVERING
28  FLOOR COVERING & BASE
29  FLOOR PREPARATION
30  GLASS & GLAZING - INTERIOR
31  KEYING
32  SPECIALTIES and EQUIPMENT SUCH AS APPLIANCES, ETC.
33  MODIFICATIONS TO EXISTING BUILDING HARDWARE CAUSED BY TENANT
34  ROOFING MODIFICATIONS CAUSED BY TENANT
35  LANDSCAPE MODIFICATIONS CAUSED BY TENANT
36  CLEANING
37  GENERAL CONDITIONS FOR TENANT WORK
38  PERMITS FOR TENANT WORK AND COSTS FOR PLANS CHECK FEES
39  USE, SALES OR OTHER TAXES FOR TENANT WORK
40  GENERAL CONTRACTOR'S O.H.&P. FOR TENANT WORK
41  TENANT SIGNAGE AND DIRECTORY STRIPS
42  STRUCTURAL MODIFICATIONS REQUIRED BY TENANTS EQUIPMENT, LOADS, FURNITURE
     LAYOUT, ETC.
43  OTHER BUILDING MODIFICATIONS CAUSED BY TENANT
44
45 OTHER COSTS:
46  ARCHITECTURAL AND ENGINEERING FEES FOR TENANT WORK
47  INTERIOR DESIGN
48  CONSULTANT TIME AT RELEVANT PROJECT MEETINGS
49 CONSULTANT TIME MEETING WITH TENANT OR TENANT'S CONSULTANTS OR CONTRACTORS 50 CONSTRUCTION ADMINISTRATION BY CONSULTANTS, IF REQUIRED
51  TESTING - IF REQUIRED
52  WATER & SEWER TAP FEE ADJUSTMENTS, IF REQUIRED
53  LEGAL EXPENSES, IF APPLICABLE
54  INSURANCE PREMIUMS RELATED TO THE WORK
55  ALL OTHER ITEMS UNIQUE TO TENANT'S BUSINESS
56  ANY OTHER COSTS NOT INCLUDED IN THE SITE, SHELL AND CORE COSTS
57
58  ITEMS THAT ARE NORMALLY ACCOMPLISHED BY TENANT DURING TENANT
59  FINISH, BUT WHICH ARE NOT PART OF THE TENANT FINISH ALLOWANCE OR
60  PROVIDED BY LANDLORD:
61  TELEPHONE SERVICE FROM MAIN PHONE ROOM TO TENANT SPACE
62  TELEPHONE DISTRIBUTION WITHIN TENANT SPACE
63  AUDIO-VISUAL DESIGN, EQUIPMENT, WIRING, HOOK-UP AND INSTALLATION
64  VOICE/DATA DESIGN, EQUIPMENT, WRING. HOOK-UP AND INSTALLATION
65  COMPUTER SYSTEM DESIGN, EQUIPMENT, WIRING, HOOK-UP AND INSTALLATION
66  TENANT'S FURNITURE/WORKSTATIONS DESIGN, WIRING, HOOK-UP AND INSTALLATION

                                   EXHIBIT H

                       PRELIMINARY CONSTRUCTION SCHEDULE
                             SITE, SHELL AND CORE


                                (See Attached)

                                   Exhibit H
                             Development Schedule
                            Prime West Development

                                   EXHIBIT I

                           JANITORIAL SPECIFICATIONS

TENANT-OCCUPIED SPACES
----------------------

NIGHTLY

All doors are to be locked and secured while the space is being cleaned. Upon completion of cleaning the suite, all lights are to be turned off and doors are to be locked and secured. If a tenant is still working, do not turn off the lights, but lock the doors.

Do not move, remove, or rearrange any papers or files located on any desks, table tops or other furniture in a tenant's space.

Vacuum all carpeted areas thoroughly and in corners and edges of the baseboard with hand-held vacuum. Use care so as not to scuff rubber base.

Wipe down baseboard with a treated cloth.

Spot clean any minor carpet stains, and report all stains to the management
                                               ---
office.

Dust mop all resilient and composition floors with treated mops.

Damp mop to remove spills and water stains as required.

Remove all scuff marks from the composition floors.

Clean all threshold metal plates and plastic strips as necessary.

Dust all tops of desks, office furniture and filing cabinets with treated cloths.

Empty all ash trays, clean and sanitize as required.

Clean all glass desk/table tops with glass cleaner.

Remove fingerprints, dirt smudges, and stains from all doors, frames and vinyl walls.

Clean all sidelight glass and window partitions with a glass cleaner.

Dust all sidelight frames and window frames.

Dust all windowsills.

Empty and clean all trash receptacles, waste paper baskets and return to original position. Remove all refuse, boxes or bags, marked "trash."

Wipe clean all polished metal and other brightwork.

Clean and sanitize kitchen sinks, counter tops and tabletops.

Wipe down cabinet doors and outside of kitchen appliances.

Check for burned out lights and replace with new, leave a list of burned out lights (with locations) at the Management Office.

WEEKLY

Remove all recycle paper from large containers and place in exterior bins as needed.

Sanitize all telephone receivers.

Dust all low and high reach areas including chair rungs, chair legs, sides of desks, tops of all partitions, sides of filing cabinets, pictures and frames.

Dust inside of all doorjambs.

Vacuum all cloth covered furnishings.

Remove all plastic carpet protectors to vacuum under and around the areas where they were located.

MONTHLY

Dust all air conditioning diffusers and return air grills, light lenses and any spotlights in ceiling.

Dust all mini-blinds.

QUARTERLY

Strip and re-wax all resilient or composition flooring to provide a level of appearance equivalent to a completely refinished floor. Extra cost per square foot.

RESTROOMS
---------

NIGHTLY

Restock all restrooms with supplies to include paper towels, toilet tissue, air fresheners, and soap. All items supplied by contractor.

Restock all sanitary napkins and tampon dispensers, items supplied by contractor. All money from machines to be retained by contractor.

Wash and polish all mirrors, dispensers, faucets, grab bars, flushometers, kick plates and brightwork with non-scratch disinfectant cleaner.

Wash and sanitize all toilets, toilet seats, urinals, and sinks with non-scratch disinfectant germicidal cleaner.

Remove stains, de-scale toilets, urinals and sinks as required.

Empty and sanitize all waste and sanitary napkin receptacles.

Remove all restroom trash.

Wipe clean all walls, partition walls, glass, aluminum and light switches with an approved cleaner.

Dust lower doors and slats.

Wipe clean hinges on stalls and entry doors.

Replace all burned out lights. Report any broken lights and fixtures, broken plumbing, leaky faucets, or any restroom equipment in need of repair to the Management Office.

MONTHLY

Polish all doors with treated cloth.

Dust and clean all ventilation grills.

Dust all doors and doorjambs.

Dust all return air grills, light lenses and spotlights.

Clean and polish floor drain covers.

QUARTERLY

Thoroughly clean and reseal all ceramic tile floors, using approved sealers.

MAIN LOBBY, ELEVATOR LOBBIES AND PUBLIC CORRIDORS
-------------------------------------------------

NIGHTLY

Vacuum all carpeted areas thoroughly.

Vacuum edges and comers in all hallways with hand held vacuum cleaner.

Dust all baseboards with treated cloth.

Spot clean all spills on carpeted floors.

Sweep and damp mop all ceramic tile floors.

Clean all glass entry doors and windows with a glass cleaner.

Dust and clean directly board covers and the ledges around the directory boards.

Dust and clean all directional signage and tenant identification signage.

Clean and sanitize all drinking fountains.

Empty, clean and sanitize all ash urns and waste receptacles.

Clean elevator lobbies as per the specs provided.

Vacuum any rug flooring, sweep and damp mop all tiled flooring between the entrance doors.

Pour out all mop water, rinse hand mops and stack supplies neatly in janitor's closets.

Spot clean all metal work inside lobby and at doors with approved cleaner.

WEEKLY

Mop janitor's closets' floors, clean and disinfect sinks in janitor's closets.

Wipe down inside of all plant containers.

Dust all paintings and picture frames.

Dust all columns.

MONTHLY

Dust all return air grills.

PASSENGER ELEVATORS AND STAIRWELLS
----------------------------------

NIGHTLY

Spot clean cab walls with approved cleaner.

Clean bright surfaces in elevator cab with approved cleaner.

Clean outside surface of elevator doors and frames.

Vacuum all carpeted floors in elevators.

Dust and clean telephone wells in elevators.

Wipe down elevator signage.

Pick up all trash in building stairwells.

WEEKLY

Sweep out all building stairwells

Wipe down handrails, light fixtures, and all stairwell signage.

MONTHLY

Dust clean all elevators cab light lenses.

Dust clean entire cab ceiling.

DESIGNATED UNOCCUPIED TENANT SPACES
-----------------------------------

WEEKLY

Vacuum all carpeted areas.

Dust mop all resilient floors.

Dust all window ledges and mini-blinds.

Dust any built-in countertops.

Remove any trash or debris.

GENERAL CONDITIONS

An updated Certificate of Insurance shall be kept on file at all times, naming the building ownership and management as additional insured. The liability limit shall be $1,000,000.00.

Employees should at all times be identified by badge, uniform, or smock as employees of the janitorial contractor.

It is understood that janitorial employees shall comply with any building rules.

                                   EXHIBIT J

                            FORM SUBLEASE AGREEMENT

     THIS SUBLEASE AGREEMENT is entered into as of the ____ day of _________, 19__, by and between ________________________ ("Sublessor") and
____________________ ("Sublessee").

                                R E C I T A L S:

     A. On or about ____________, _______________________ ("Landlord") and
Sublessor entered into a written lease agreement (the "Lease") pertaining to approximately ______ square feet of space located on the ____ floor of the ___________________ Building, located at __________________, _________,
Colorado, known as Suite ________ (the "Premises").

     B. The Lease has been amended by Amendment(s) Number ___ dated _____________, which ________________________________.

     C. Sublessor desires to sublease to Sublessee approximately ______ square feet of the Premises to be known as Suite ____ and delineated on Exhibit __ attached hereto, made a part hereof, and incorporated herein by reference (the "Sublet Premises").

     D. Subject to the provisions of Section 7.4 of the Lease, the consent of Landlord is required to permit such subletting.

     NOW, THEREFORE, for good and valuable consideration, Sublessor and Sublessee agree as follows:

     1. For value received, Sublessor, subject to the consent of Landlord (in accordance with and subject to the terms and provisions of the attached Consent, which shall be deemed part hereof), hereby sublets the Sublet Premises to Sublessee for a term commencing on ____________, or when vacated by _____________________, the present tenant thereof, whichever first occurs, (the "Occupancy Date"), and terminating on _______________. If Sublessor is unable to deliver possession of the Sublet Premises to Sublessee in accordance with the foregoing provisions as a result of _______________'s failure to timely vacate the same, then, notwithstanding the foregoing, Sublessee's right to occupy and obligation to pay rental for the Sublet Premises shall be delayed until Sublessor is able to obtain possession of the Sublet Premises and the deferral of Sublessee's obligation to pay such rental shall be in full satisfaction of any and all claims which Sublessee might otherwise have as a result of such delayed delivery of possession. Such subleasing shall be on the following terms and conditions:

         A. The base rental to be paid by Sublessee shall be ___________________ Dollars ($_______ ) per month, payable to Sublessor at _____________, ____________, Colorado. If Sublessee obtains occupancy of the Sublet Premises prior to the first day of any month, the rent due for that month shall be prorated based upon the number of days Sublessee occupied the Sublet Premises and shall be payable in advance. All other rent shall be payable on the first day of each month without notice commencing ______________, and on the first day of each month thereafter for the balance of the term of the Sublease. Sublessee's prorata share of __________________ (Operating Expenses & Taxes) shall be _____________________ and shall be payable to Sublessor in accordance with the terms of the Lease.

         B. Sublessee accepts the Sublet Premises in its present "as is" condition. All alterations and improvements to the Sublet Premises shall be subject to Landlord's prior written consent pursuant to the terms and provisions of the Lease and shall be at Sublessee's sole cost and expense. All changes and alterations to designation signs for the Sublet Premises and in the Building directory located in the lobby of the Building, any changes in locks required, and any changes required in the HVAC systems as a result of Sublessee's use of the Sublet Premises shall likewise be at Sublessee's sole cost and expense and shall require the prior written approval of Landlord.

         C. Sublessee agrees to deposit with Sublessor the sum of ______________________ Dollars ($________ ) (the "Security Deposit"), which amount Sublessor agrees to hold in accordance with the provisions of Paragraph __ of the Lease. With respect to the terms and provisions pertaining to said Security Deposit, Sublessor shall be deemed to be the landlord and Sublessee shall be deemed to be the tenant.

         D. During the term of this Sublease, Sublessor agrees to pay to Landlord 50% any increase in Sublessee's base rent set forth herein over the Base Rent set forth in the Lease attributable to the Sublet Premises, after subtracting therefrom all actual costs incurred by Sublessor in connection with the Sublease.

     2. Sublessee shall not assign this Sublease Agreement or further sublet the Sublet Premises, in whole or in part. Any assignment or sublease in violation of this provision shall be null and void.

     3. Sublessee hereby acknowledges receipt of copies of the lease documents described in Recitals A and B above, and in consideration of the Sublease Agreement, Sublessee hereby assumes and agrees to make all payments with respect to the Sublet Premises and to perform and be bound by all Sublessor's covenants contained in the Lease as if Sublessee were the tenant thereunder with respect to the Sublet Premises, except to the extent they do not relate to the Sublet Premises or are modified or eliminated by the terms of this Sublease.

     4. This Sublease Agreement is further conditioned upon execution and delivery hereof to Landlord on or before 5:00 p.m., _________________ (which condition Landlord shall have the right, but not the obligation to waive) and subject to the consent of Landlord attached hereto within fifteen (15) days after delivery to Landlord, it being understood and agreed that Landlord's failure to provide notice of consent (or withholding thereof) within the referenced time period shall be deemed a rejection of such sublease.

     5. In the event of any default under the terms and provisions of the Lease that remains uncured following the expiration of all applicable notice and cure periods, Landlord shall have the right to collect the rental attributable to the Sublet Premises directly from Sublessee without waiving any of Landlord's rights against Sublessor as a result of such default and Sublessee shall attorn to Landlord. The termination or mutual cancellation of the Lease shall not work a merger, and such termination or mutual cancellation shall, at the option of the Landlord, exercised within fifteen (15) days following such termination, either terminate this Sublease or operate as an assignment to Landlord of the Sublease.

     6. The Sublease constitutes the entire agreement between Sublessor and Sublessee, and there are no other oral or written agreements between the two parties with respect to the Sublet Premises. There shall be no modification or amendment of the Sublease without the prior written consent of Landlord.

     7. In the event of any conflict between the terms and provisions of the Lease and the Sublease, the terms and provisions of the Lease shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this Sublease Agreement the day and year first above written.



_________________________________          ________________________________

_________________________________          ________________________________


By:______________________________          By:_____________________________

Title:  _________________________          Title:  ________________________

            "Sublessee"                                  "Sublessor"

                                    CONSENT

     Landlord does hereby consent to the subletting of the Sublet Premises consisting of approximately ________ square feet of office space situated in the ________________________ located at _______________________, Denver, Colorado, and known as Suite ___, in accordance with the terms and conditions of the Sublease Agreement dated ________________, by and between ________________________________________ ("Sublessor") and _________________
("Sublessee") upon the express following conditions:

     A. Sublessor shall continue to remain primarily liable for the payment of all amounts of rental and other sums and the performance of all covenants required of Sublessor under the Lease and in accordance with the terms thereof.

     B. No further subletting or assignment of all or any portion of the Sublet Premises or the Premises covered by the Sublease or the Lease shall be made without the prior written consent of Landlord.

     C. The Lease is an agreement solely between Landlord and Sublessor, and any and all rights and remedies of Sublessee, if any, shall be solely against Sublessor. This Consent to Sublease or the Sublease shall not be construed as giving Sublessee any rights under the Lease except those expressly granted by the Sublease during the term hereof.

                                    "LANDLORD"

                                    By:_______________________________

                                    Its:______________________________

                                    Date:_____________________________

                                  EXHIBIT J-1

                    FORM ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is entered into as of the ___ day of _______, 19__, by and between _______________________ ("Assignor") and
__________________ ("Assignee").

                                R E C I T A L S:

     A. On or about ________, _______________________________ ("Landlord") and
Assignor entered into a written lease agreement (the "Lease") pertaining to approximately __ square feet of space located on the _____ floor of the ___________________ Building, located at ______________________, ______________,
Colorado, known as Suite _______ (the "Premises").

     B. The Lease has been amended by Amendment(s) Number _____ dated __________, which ________________________.

     C. Assignor desires to assign to Assignee all of Assignor's right, title and interest in the Lease.

     D. Subject to the provisions of Section 7.4 of the Lease, the consent of Landlord is required to permit such assignment.

     NOW, THEREFORE, for good and valuable consideration, Assignor and Assignee agree as follows:

     1. Effective __________, 19__ and for value received, Assignor, subject to the consent of Landlord (in accordance with and subject to the terms and provisions of the attached Consent, which shall be deemed part hereof), hereby assigns all of Assignor's rights and obligations under the Lease accruing from and after _____________, to Assignee and Assignee hereby assumes all of such obligations of Assignor under the Lease. Such assignment shall be on the following terms and conditions:

        A. The rental to be paid by Assignee shall be as set forth in the Lease, and Assignee shall commence paying rent on __________, 19__.

        B. Assignee accepts the Premises in its present "as is" condition. All alterations and improvements to the Premises shall be subject to Landlord's prior written consent pursuant to the terms and provisions of the Lease and shall be at Assignee's sole cost and expense. All changes and alterations to designation signs for the Premises and in the Building directory located in the lobby of the Building, any changes in locks required, and any changes required in the HVAC systems as a result of Assignee's use of the Premises shall likewise be at Assignee's sole cost and expense and shall require the prior written approval of Landlord pursuant to the terms of the Lease.

        C. Assignee agrees to deposit with Landlord the sum of _________________ Dollars ($_______) (the "Security Deposit"), which amount shall be held in accordance with the provisions of Paragraph __ of the Lease.

        D. During the remaining term of the Lease, Assignee agrees to pay to Landlord any increase in rent pursuant to Paragraph(s) _____ of the Lease.

     2. Assignee shall not assign the Lease or sublet the Premises, in whole or in part except as otherwise provided in the Lease. Any assignment or sublease in violation of this provision shall be null and void.

     3. Assignee hereby acknowledges receipt of copies of the lease documents described in Recitals A and B above.

     4. This Assignment Agreement is further conditioned upon execution and delivery hereof to Landlord on or before 5:00 p.m., ___________ (which condition Landlord shall have the right, but not the obligation to waive) and subject to the consent of Landlord attached hereto within fifteen (15) days after delivery to Landlord, it being understood and agreed that Landlord's failure to provide notice of such consent (or withholding thereof) within the referenced time period shall be deemed a rejection of such assignment.

     5. Assignor, in consideration of Landlord's consent to this assignment, agrees to remain primarily liable under the Lease.

     6. This Assignment and Assumption Agreement constitutes the entire agreement between Assignor and Assignee, and there are no other oral or written agreements between the two parties with respect to the Premises. There shall be no modification or amendment of the Lease without the prior written consent of Landlord.

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption Agreement the day and year first above written.

ASSIGNEE:                                  ASSIGNOR:


_________________________________          ________________________________

_________________________________          ________________________________


By:______________________________          By:_____________________________
Title:___________________________          Title:__________________________

                                    CONSENT

     Landlord does hereby consent to the assignment of the Lease, in accordance with the terms and conditions of the Assignment and Assumption Agreement dated ____________, by and between _____________________ ("Assignor") and
_____________________ ("Assignee") upon the express following conditions:

     A. Assignor shall continue to remain primarily liable for the payment of all amounts of rental and other sums and the performance of all covenants required of Assignor under the Lease and in accordance with the terms thereof

     B. No further subletting or assignment of all or any portion of the Lease shall be made without the prior written consent of Landlord.

     [C. The guarantor of the Lease, _________________, has consented to the above assignment, and its guaranty of the Lease shall remain in full force and effect.]

                                    LANDLORD


                                    ___________________________________

                                    ___________________________________


                                    By:________________________________

                                    Its:_______________________________

                                    Date:______________________________


     [The undersigned Guarantor consents to the above-referenced assignment and acknowledges that its guaranty of the Lease remains in full force and effect.

                                    GUARANTOR


                                    By:________________________________

                                    Name:______________________________

                                    Date:_____________________________]

                                   EXHIBIT K

                               ROOF TESTING AREA


                                 (See Attached)

                            2060 BRIARGATE PARKWAY
                            ----------------------
                                   ROOF PLAN

                                   EXHIBIT L

                             COMMUNICATIONS LICENSE

     THIS COMMUNICATIONS LICENSE is made and entered into this __ day of April, 1998, by and between ORIX PRIME WEST COLORADO SPRINGS VENTURE., a Colorado general partnership ("Prime West") and DECISION-SCIENCE APPLICATIONS, INC., a Virginia corporation ("DSA").

                              W I T N E S S E T H:

     WHEREAS, Prime West and DSA have entered into a Lease dated April ___, 1998 (the "Lease") for premises located in that certain building known as 2060 Briargate Parkway located in Colorado Springs, State of Colorado (the "Building"); and

     WHEREAS, DSA is desirous of installing communications equipment on the roof of the Building; and

     WHEREAS, Prime West is willing to permit same only upon the following terms and conditions.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto agree as follows:

     1.  Grant of License. Provided DSA provides Prime West with detailed
         ----------------
information regarding the extent and type of communications equipment (the "Equipment"), Prime West grants to DSA a non-exclusive license for the term of the Lease, said term being more specifically described in Section 3 below, for the purpose of installing on a portion of the roof located on the Building as shown on Appendix __ attached hereto (the "Roof Space"). The actual location of the Roof Space shall be in Prime West's reasonable discretion. The grant of this license is for the sole benefit of and use by DSA and the rights granted hereunder shall be personal to DSA and may not be assigned, sublet or transferred in whole or in part except pursuant to an assignment or sublease according to the Lease to be used solely by such sublessee or assignee for its own purposes. No third party may use the Roof Space nor may DSA receive any fees or other payment for the use of such Roof Space. Prime West makes no representation or warranty as to the fitness for any purpose of the Roof Space and shall have no liability of any kind or nature directly or indirectly arising from or related to the Equipment or the Roof Space.

     2.  Installation of Equipment on Roof Space. Prior to commencing the
         ---------------------------------------
installation of the Equipment and any related equipment, conduits, cables and materials located on the Roof Space or in other parts of the Building (collectively, the "Related Equipment"), DSA shall submit plans and specifications regarding installation of the Antenna(s) and any Related Equipment to Prime West for review and reasonable approval. DSA shall have a reasonable right of access to the chases telephone and electrical closets located in the Building for purposes of installing, repairing and maintaining the Related Equipment, provided, however, such access shall be subject to the reasonable approval of Prime West. The Related Equipment to be installed in the telephone and electrical closets shall consist of ____________________ and shall not occupy more than _______ cubic inches. The plans and specifications shall include load factors, electrical platforms leading to the Roof Space and any other specifications as Prime West may require. DSA agrees that Prime West may require certain aesthetic specifications concerning the appearance of the Testing Area and any Equipment, which specifications shall be in the commercially reasonable discretion of Prime West.

     3.  Term. DSA's right to use the Roof Space shall commence on the date on
         ----
which DSA commences installation of the Antenna or any of the Equipment, but in no event later than _____________, 19__ nor earlier than __________ , 19__, and shall terminate upon the termination of the Lease (the "Term") as such Lease may be extended. Upon the termination hereof, the Equipment (including any Related Equipment), shall be removed by DSA at DSA's expense, and DSA shall repair any damage to the building and roof caused by the removal and restore the roof.

     4.  Reroofing and Repair. DSA acknowledges that Prime West may be repairing
         --------------------
or installing a new roof on the Building during the term of this License. Prime West, the roofing contractor or consultant and DSA shall coordinate the repair and/or reroofing of the Roof and DSA shall pay in advance on demand all increases in costs of repair or reroofing arising from or related solely to the Equipment. Furthermore, to the extent that the Equipment needs to be dismantled, relocated, repaired or replaced in conjunction with such reroofing or repair, all reasonable costs and expenses shall be borne by DSA, and Prime West shall have no liability in connection therewith, including, without limitation, any interruption in service.

     5.  Permits. Prior to commencing the installation of the Equipment, DSA
         -------
shall, at its own cost and expense, obtain each and every permit including building permits and approvals of any applicable architectural control committee for same and deliver same to Prime West. Prime West makes no representations or warranties with respect to zoning or any other approvals. If DSA cannot obtain such necessary permits or such permits affect the Building or the Roof Space in any way by means of additional requirements (unless Tenant agrees to comply with such additional requirements at its sole cost and expense), then this License shall be deemed null and void and of no further force and effect, unless Prime West in writing waives the conditions set forth herein.

     6.  Repair and Maintenance of Antenna and Related Equipment. DSA agrees
         -------------------------------------------------------
that it shall keep and maintain the Equipment, and the Roof Space in good condition and repair, at DSA's sole cost and expense, in such a manner so as not to conflict or interfere with the use of other facilities installed in the Building and consistent with first-class office buildings in Colorado Springs, Colorado. Furthermore, DSA agrees that it shall not damage nor shall it permit any damage to the roof or the Roof Space or the Building in conjunction with this License. DSA agrees that the Equipment shall be of such types and frequencies that will not cause interference with other antennas or dishes in the Building Complex in operation at the time of DSA's installation. In the event the Equipment causes such interference, DSA shall immediately take all reasonable steps necessary to correct and eliminate the interference. If DSA cannot eliminate the interference within a reasonable time of notification thereof, it shall remove the Equipment causing the interference. DSA shall use its best efforts to notify any telephone and/or electrical service persons of the location of the Equipment in the Building in order to minimize any interference with such equipment.

     7.  Repair and Maintenance of the Roof. DSA hereby acknowledges and agrees
         ----------------------------------
that Prime West, its agents, employees, contractors or anyone else permitted by Prime West to be on the roof of the Building may from time to time inspect, repair, replace or maintain the roof or any part or parts thereof, or install additional improvements or fixtures on the said roof. DSA shall maintain the Roof Space at it sole expense, except Prime West shall be liable for the cost of repairs or maintenance to the Equipment, the Roof Space and the roof caused by Prime West's misconduct or gross negligence, notwithstanding anything to the contrary contained in this Agreement.

     8.  Compliance with Law and Warranties. DSA, at DSA's sole cost and
         ----------------------------------
expense, agrees to install, keep, maintain, operate and remove the Equipment, in accordance with all applicable laws, rules, regulations, statutes, ordinances or other requirements of any kind or nature of any governmental or quasi-governmental authority or the requirements of Prime West's insurance underwriters and in compliance with any roofing warranties of which Tenant has knowledge.

     9.  Alterations and Mechanic's Liens. DSA shall not without the prior
         --------------------------------
written consent of Prime West, which consent shall not be unreasonably withheld, make any alterations, improvements or additions to the Equipment or the Test Area. DSA agrees that it shall not alter, add to or move the Equipment, without Prime West's consent, which consent shall not be unreasonably withheld by Prime West. In the event that DSA desires to perform any alterations, improvements, additions, repairs or other work on the Equipment, DSA shall first submit to Prime West a written request therefor outlining the repairs, alterations, or other matters which DSA is requesting Prime West's consent. The work necessary to perform any of the repairs or alterations under this section shall be done by employees or contractors approved (such approval not to be unreasonably withheld conditioned or delayed) in advance by DSA subject to written contracts containing all conditions Prime West may reasonably impose, including insurance provisions. DSA agrees that it shall defend and hold Prime West harmless from all costs, damages, liens, for labor, services or materials related to any work done on the additions by DSA, pursuant to the terms of the indemnity set forth in Section 14 of the Lease.

     10.  Damage by DSA. Subject to the waiver of subrogation as set forth in
          -------------
Section 10.3 of the Lease, which is incorporated herein by reference, if the Building, Building Complex, elevators, boilers, engines, pipes, electrical apparatus, or any other elements of the Building or the Building roof or any portion thereof, become damaged or destroyed through any act of DSA, its servants, agents, employees, contractors or anyone permitted by DSA to be working in the Building or on the Equipment, whether or not such act was a result of the negligence or willful misconduct of DSA or any such party, then the cost of any repairs, replacements, alterations and all damages incurred by Prime West shall be born by DSA who shall, within thirty (30) days of demand, pay the same to Prime West.

     11.  DSA's Insurance. DSA shall with respect solely to the Equipment and
          ---------------
the Roof Space, during the entire term of this License, at its sole cost and expense, obtain, maintain, and keep in full force and effect insurance with coverages, amounts, with companies and in form reasonably acceptable to Prime West naming Prime West and any lenders (secured by the Building and of which DSA has knowledge) as insureds thereunder. If the cost of Prime West's insurance increases as a result directly or indirectly of this License, then DSA shall pay the costs of such increases directly to Prime West upon demand. Notwithstanding the foregoing, DSA shall have the opportunity, at its sole cost and expense, to take reasonable steps to correct the situation giving rise to such increased insurance costs, provided such corrective measure does not otherwise violate any other provision hereof or the Lease.

     12.  Attorneys' Fees. In the event of any litigation or arbitration between
          ---------------
Prime West and DSA to enforce any provision of this License or any right of either party hereto, the unsuccessful party to such litigation or arbitration shall pay to the successful party all reasonable costs and expenses, including reasonable attorneys' fees, incurred therein.

     13.  Indemnification; Release. From and after the Effective Date and
          ------------------------
subject to the waiver set forth in Section 10.3 of the Lease, DSA hereby agrees to indemnify, defend, and save Prime West harmless from and against all claims, demands, liability, loss, cost, damage, or expense, including attorneys' fees, incurred by or asserted against Prime West as a result of or arising out of this License including the installation, use or existence of the Equipment and the Roof Space by DSA. This indemnity shall survive expiration or termination of this License and/or the Lease. DSA hereby irrevocably releases Prime West, its agents, employees, invitees or contractors, from any claims, damages, expenses or costs of any kind or nature, whether known or unknown, arising from or related to this License or any act or the negligence of Prime West, its employees, agents, invitees or contractors, it being understood and agreed that the Equipment and the Roof Space are at the sole risk, cost and expense of DSA. Notwithstanding the foregoing, the indemnification obligations set forth herein shall not be applicable to the extent that the act from which the indemnity arose was caused by the willful or grossly negligent acts of the Landlord.

     14.  Default by DSA. Each one of the following events is herein referred to
          --------------
as an "event of default":

             (1) DSA shall fail to make due and punctual payment of any amounts payable hereunder, and such failure shall continue for five (5) days after receipt of written notice from Prime West;

             (2) DSA shall default on any term or condition to be performed by it under the Lease and such default is not cured within the applicable cure period, if any;

             (3) This License or the estate of DSA hereunder shall be transferred to or shall pass to or devolve upon any other person or party except in the manner set forth in Section 12;

             (4) DSA shall fail to perform any of the other agreements, terms, covenants or conditions hereof on DSA's part to be performed, and such nonperformance shall continue for a period of ten (10) days after written notice thereof by Prime West to DSA, or if such performance cannot be reasonably had within such ten (10) day period, DSA shall not in good faith have commenced such performance within such ten (10) day period and shall not thereafter diligently proceed to completion;

     15.  Remedies of Prime West. If any one or more events of default shall
          ----------------------
occur and remain uncured beyond any applicable cure period, if any, then Prime West shall have the right, at Prime West's election, to terminate this License by written notice to DSA, and to pursue any other remedy provided in law or in equity for damages incurred by Prime West.

     16.  Notice. Any notice from Prime West to DSA or from DSA to Prime West
          ------
shall be in writing and shall be delivered in accordance with the terms of the Lease.

     17.  Equipment. DSA hereby agrees that its Equipment may not interfere with
          ---------
any antenna or receiver now or hereafter placed upon the roof by Landlord or any antenna or receiver now placed upon the roof by another tenant, nor may such Equipment cause any interference with any tenant's use of their premises and equipment therein nor may the Equipment cause or pose any possible health risk of any kind or nature.

     IN WITNESS WHEREOF, the parties have executed this License the day and year first above written.

                                   LANDLORD:

                                   ORIX PRIME WEST COLORADO SPRINGS VENTURE, a Colorado general partnership



                                   By: ORIX COLORADO SPRINGS, INC., an Illinois corporation, General Partner



                                        By:   __________________________________
                                        Name: __________________________________
                                        Its:  __________________________________

                                   By:  PRIME WEST EL PASO COUNTY I, INC., a
                                        Colorado corporation



                                        By:   __________________________________
                                        Name: Stephen F. Clarke
                                        Its:  President



                                   TENANT:

                                   DECISION-SCIENCE APPLICATIONS, INC.,
                                   a Virginia corporation


                                   By:__________________________________________
                                   Title:_______________________________________

                            2060 BRIARGATE PARKWAY
                            ----------------------
                              LEVEL 2 FLOOR PLAN
                                  EXHIBIT A-1

                            2060 BRIARGATE PARKWAY
                            ----------------------
                              LEVEL 2 FLOOR PLAN
                                  EXHIBIT A-2

                                   EXHIBIT A

                            FLOOR PLAN/THIRD FLOOR

                            2060 BRIARGATE PARKWAY
                            ----------------------
                              LEVEL 3 FLOOR PLAN
                                   EXHIBIT A

                                  EXHIBIT A-1

                            FLOOR PLAN/SECOND FLOOR

                            2060 BRIARGATE PARKWAY
                            ----------------------
                              LEVEL 2 FLOOR PLAN
                                  EXHIBIT A-1

                        SUBJECT TO MINOR MODIFICATIONS
                        UPON FURTHER REVIEW BY LANDLORD
                                  AND TENANT

                                  EXHIBIT A-2

                            SECOND EXPANSION SPACE

                            2060 BRIARGATE PARKWAY
                            ----------------------
                              LEVEL 2 FLOOR PLAN
                                  EXHIBIT A-2

                        SUBJECT TO MINOR MODIFICATIONS
                        UPON FURTHER REVIEW BY LANDLORD
                                  AND TENANT

                                  EXHIBIT A-3

                                   SITE PLAN

                                 - SITE MAP -

                                   BRIARGATE
                          AN ORIX/PRIME WEST VENTURE

                                   EXHIBIT B

                               LEGAL DESCRIPTION


                                 (See Attached)

                        FIRST AMENDMENT TO OFFICE LEASE
                        -------------------------------

     THIS FIRST AMENDMENT TO OFFICE LEASE ("First Amendment") is made and entered into effective as of the 28th day of May, 1999, by and between ORIX
                                 ------
PRIME WEST COLORADO SPRINGS VENTURE, a Colorado general partnership ("Landlord") and SM&A CORPORATION, a California corporation, formerly known as DECISION-SCIENCE APPLICATIONS, INC., a Virginia corporation ("Tenant").

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant entered into a Lease (the "Lease") dated May 7, 1998 for those certain leased premises known as Suites 300 and 250 in the building known as 2060 Briargate Parkway, located in Colorado Springs, Colorado;

     WHEREAS, Landlord and Tenant are desirous of amending the Lease to expand the Premises pursuant to Tenant's First Expansion Right and Second Expansion Right as set forth in Section 32.8 of the Lease;

     NOW THEREFORE in consideration of the above referenced premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree to amend the Lease as set forth herein.

     1. All defined terms in the Lease are incorporated herein by reference except as may be amended by the provisions of this First Amendment.

     2.  PREMISES.  Commencing as of the Effective Date set forth herein, the
         --------
Premises as defined in Subsection 1.1 of the Lease shall be amended to mean the initial Premises described in the Lease containing 35,234 rentable square feet (the "Initial Space"), together with approximately 10,807 rentable square feet of additional contiguous space located on the second floor (the "Additional Space"), which Additional Space shall include approximately 4,500 rentable square feet of space described in Section 32.8(b) of the Lease as the "Second Expansion Space," all as outlined on the diagram attached hereto as Exhibit A.

     3.  TERM.  The term of the Lease with respect to the Additional Space shall
         ----
commence on the earlier to occur of (a) September 1, 1999 or (b) the date of Substantial Completion of the Additional Space (the "Effective Date") and shall expire upon the expiration of the Lease Term as defined in Subsection 2.1 of the Lease.

     4.  RENT.  Commencing as of the Effective Date, Tenant shall pay the Base
         ----
Rent, as then escalated, for the Initial Space and for 4,000 rentable square feet of the Additional Space, together with all Additional Rent for the Initial Space and the entire portion of the Additional Space, it being understood and agreed that Base Rent for approximately 6,807 rentable square feet of the Additional Space shall be abated through and including September 30,1999. Commencing as of October 1, 1999, Tenant shall pay Base Rent, as then escalated, and Additional Rent for the Initial Space and for the entire portion of the Additional Space in accordance with the rental rates and in the manner set forth in Article 3 of the Lease.

     5.  TAXES AND OPERATING EXPENSE ADJUSTMENT.  Tenant's Proportionate or Pro
         --------------------------------------
Rata Share as defined in Section 4.1 of the Lease shall be amended, as of the Effective Date, to 63.40%.

     6.  TENANT IMPROVEMENT ALLOWANCE.  The Allowance (as defined in the Work
         ----------------------------
Letter attached as Exhibit C to the Lease) applicable to the Additional Space
                   ---------
shall be $33.97 per rentable square foot of the Additional Space (assuming September 1, 1999 is the Effective Date), it being understood and agreed that the Allowance has been adjusted to the actual per rentable square foot cost of the Tenant Improvement costs for the Initial Space ($36.56) and reduced proportionately based upon the shorter remaining ten-n of the Lease. Any unused portion of the Allowance may be utilized for cabling costs only. The Allowance applicable to the Additional Space, as set forth above, shall be payable pursuant to the terms and conditions set forth in the Work Letter attached as Exhibit C to the Lease.
---------

     7.  OTHER PROVISIONS.
         ----------------

         (a)  Subsection 32.1 - Rent Concession, and Subsection 32.2 - Moving
                                ---------------                        ------
Concession, shall not be applicable as to the Additional Space.
----------

         (b)  Subsection 32.5 - Parking. The Parking Ratio of four (4)
                                -------
nonexclusive parking spaces for every 1,000 rentable square feet of leasable space in the Building, inclusive of handicapped and visitor parking, as set forth in subsection 32.5 of the Lease shall be applicable to the Additional Space.

         (c)  Subsection 32.8(b) - Second Expansion Right.  Landlord and Tenant
                                   ----------------------
acknowledge and agree that Tenant's expansion of the Premises to include the Additional Space as set forth herein satisfies Tenant's obligation to lease the Second Expansion Space as set forth in subsection 32.8(b) of the Lease.

         (d)  Subsection 32.8(c) - Third Expansion Right.  Tenant and Landlord
                                   ---------------------
acknowledge and agree that the Third Expansion Space, as defined in subsection 32.8(c) of the Lease, shall be amended from 9,704 rentable square feet of space on the second and/or first floor of the Building to 3,397 rentable square feet of space on the second and/or first floor of the Building.

         (e)  Subsection 32.8(d) - Fourth Expansion Right.  Tenant and Landlord
                                   ----------------------
acknowledge and agree that the time period for making the Fourth Expansion Space (as defined in subsection 32.8(d) of the Lease) available to Tenant shall be amended from the ninetieth (90') through the one hundred second (1 02 d) month of the Lease Term (the "Delivery Period"), as currently set forth in subsection 32.8(d), to such period commencing upon the day following the expiration of the first three (3) year extension term of McLeod USA Telecommunications Services, Inc. ("McLeod"), a tenant on the first floor of the Building (such expiration date estimated to be June 30, 2007) through the twelfth (12th) month thereafter (the "Amended Delivery Period"). If, however, McLeod does not exercise its three
(3) year right to extend, then, in such event, the Fourth Expansion Right may be exercised and shall be made available to Tenant, as currently set forth in subsection 32.8(d) of the Lease, without any modification to the

Delivery Period set forth above and the Amended Delivery Period shall not be applicable. In addition, if McLeod does not exercise its three (3) year right to extend, Tenant's notice to Landlord of its election to exercise the Fourth Expansion Right shall be given no later than the eighty-ninth (89th) month of the Lease Term, as currently set forth in subsection 32.8(d) of the Lease and the Fourth Expansion Space shall be delivered during the Delivery Period. If McLeod does exercise its three (3) year right to extend, Tenant's notice to Landlord of its election to exercise the Fourth Expansion Right shall be given no later than the ninety-ninth (99th) month of the Lease Term and the Fourth Expansion Space shall be delivered during the Amended Delivery Period. Irrespective of the foregoing, Tenant may also provide notice to Landlord of its election to exercise the Fourth Expansion Right at any time prior the date which is 240 days prior to the expiration of the initial lease term for McLeod (which date will be confirmed by Landlord to Tenant subsequent hereto) and in such event the Fourth Expansion Space shall be delivered during the Delivery Period and the Amended Delivery Period shall not be applicable.

     8.  MISCELLANEOUS.
         -------------
         (a) Any reference to the "Lease" shall hereinafter refer to the Lease as amended by the First Amendment.

         (b) The Lease is in full force and effect and all terms shall remain as set forth except as amended. To the extent of any conflict, the terms of this First Amendment shall control.

         (c) Each party hereby represents to the other that neither party has any knowledge of any default or breach of this Lease by the other and each party hereto is relying upon this representation by the other as partial consideration for entering into this First Amendment.

     IN WITNESS WHEREOF the parties hereto have executed this First Amendment effective on the date first above written.

LANDLORD:                           TENANT:

ORIX PRIME WEST COLORADO            SM&A CORPORATION, a California
SPRINGS VENTURE, a Colorado         corporation, formerly known as DECISION-
general partnership                 SCIENCE APPLICATIONS, INC.,
                                    a Virginia corporation

By: ORIX COLORADO SPRINGS INC.,     By:    /S/ THERESA M. MCGRATH
    an Illinois corporation,               ------------------------------------
    General Partner                 Name:  Theresa M. McGrath
                                           ------------------------------------
                                    Title: Director, Facilities and Admin. Ops.
                                           ------------------------------------

  By:   /S/ JAMES PURINGTON
        ---------------------------
  Name: James Purington
        ---------------------------
  Its:  President
        ---------------------------

  By: PRIME WEST EL PASO
      COUNTY, I, INC., a Colorado
      corporation


  By: /S/ STEPHEN F. CLARKE
      -----------------------------
  Name: Stephen F. Clarke
  Its:  President

                                   EXHIBIT A

                            SECOND EXPANSION SPACE

                        SECOND AMENDMENT TO OFFICE LEASE
                        --------------------------------

     THIS SECOND AMENDMENT TO LEASE ("Second Amendment") is made and entered into effective as of the 7th day of September, 1999, by and between ORIX PRIME
                         ---
WEST COLORADO SPRINGS VENTURE, a Colorado general partnership ("Landlord") and SM&A CORPORATION, a California corporation, formerly known as DECISION-SCIENCE APPLICATIONS, INC., a Virginia corporation ("Tenant").

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant entered into a Lease (the "Lease") dated May 7, 1998 for those certain leased premises known as Suites 300 and 250 in the building known as 2060 Briargate Parkway, located in Colorado Springs, Colorado;

     WHEREAS, the Lease was amended by a First Amendment to Office Lease dated May 28, 1999 (the "First Amendment"), wherein the Premises was expanded to include an additional approximately 10,807 rentable square feet of additional space on the second floor;

     WHEREAS, Landlord and Tenant are desirous of amending the Lease to further expand the Premises;

     NOW THEREFORE in consideration of the above referenced premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree to amend the Lease as set forth herein.

     1. All defined terms in the Lease are incorporated herein by reference except as may be amended by the provisions of this Second Amendment.

     2.  PREMISES.  Commencing as of the Effective Date set forth herein, the
         --------
Premises as defined in Subsection 1. I of the Lease shall be amended to mean the initial Premises described in the Lease containing 35,118 rentable square feet (the "Initial Space"), together with approximately 10,997 rentable square feet of additional contiguous space located on the second floor as described in the First Amendment (the "Second Floor Expansion Space"), together with approximately 2,048 rentable square feet of additional space located on the first floor (the "First Floor Expansion Space"), as outlined on the diagram attached hereto as Exhibit A. Within ten (10) days after Tenant receives from
                   ---------
Landlord an Amended and Restated Supplemental Agreement in substantially the form attached to the Lease as Exhibit D. Tenant agrees to execute such Amended
                              ---------
and Restated Supplemental Agreement to become a part hereof, setting forth the commencement and termination dates of the term of the Lease, as amended, and such other information as set forth therein, including the final determination of the number of rentable square feet in the Premises, as expanded, and any corresponding adjustments to the Lease, as amended.

     3.  TERM.  The term of the Lease with respect to the First Floor Expansion
         ----
Space shall commence on the earlier to occur of (a) November 1, 1999 or (b) the date of Substantial Completion of the First Floor Expansion Space (the "Effective Date") and shall expire upon the expiration of the Lease Term as defined in Subsection 2.1 of the Lease.

     4.  RENT.  Commencing as of the Effective Date, Tenant shall pay the Base
         ----
Rent, as then escalated, for the Initial Space and the Second Floor Expansion Space, together with all Additional Rent for the entire portion of the Premises, as amended, in accordance with the rental rates and in the manner set forth in
Article 3 of the Lease.

     5.  TAXES AND OPERATING EXPENSE ADJUSTMENT.  Tenant's Proportionate or Pro
         --------------------------------------
Rata Share as defined in Section 4.1 of the Lease shall be amended, as of the Effective Date, to 66.42%.

     6.  TENANT IMPROVEMENT ALLOWANCE.  The Allowance (as defined in the Work
         ----------------------------
Letter attached as Exhibit C to the Lease) applicable to the First Floor
                   ---------
Expansion Space shall be $33.24 per rentable square foot of the First Floor Expansion Space (assuming November 1, 1999 is the Effective Date), it being understood and agreed that the Allowance has been adjusted to the actual per rentable square foot cost of the Tenant Improvement costs for the Initial Space ($36.56) and reduced proportionately based upon the shorter remaining term of the Lease. The Allowance applicable to the First Floor Expansion Space, as set forth above, shall be payable pursuant to the terms and conditions set forth in the Work Letter attached as Exhibit C to the Lease.
                            ---------

     7.  OTHER PROVISIONS.
         ----------------

         (a)  Subsection 32.1 - Rent Concession, and Subsection 32.2 - Moving
                                ---------------                        ------
     Concession, shall not be applicable as to the First Floor Expansion Space.
     ----------

         (b)  Subsection 32.5 - Parking.  The Parking Ratio of four (4) non-
                                -------
     exclusive parking spaces for every 1,000 rentable square feet of leasable space in the Building, inclusive of handicapped and visitor parking, as set forth in subsection 32.5 of the Lease shall be applicable to the First Floor Expansion Space.

         (c)  Subsection 32.8(c) - Third Expansion Right.  Tenant and Landlord
                                   ---------------------
     acknowledge and agree that the Third Expansion Right, as defined in subsection 32.8(c) of the Lease, shall be deemed to have been exercised in connection with the addition of the First Floor Expansion Space to the Premises in accordance with this Second Amendment and such Third Expansion Right shall be deemed void and of no further force or effect.

         (d)  Subsection 32.8(d) - Fourth Expansion Right.  Tenant and Landlord
                                   ----------------------
     acknowledge and agree that the Fourth Expansion Space, as defined in subsection 32.8(d) of the Lease, shall be amended from between 10,000 and 15,000 rentable square feet of space on the second and/or first floor of the Building to between 10,000 and 16,355 rentable square feet of space on the second and/or first floor of the Building subject to availability as determined by Landlord in its sole discretion. The Fourth Expansion Right, as modified by the First Amendment, shall otherwise remain in full force and effect.

     8.  MISCELLANEOUS.
         -------------

         (a) Any reference to the "Lease" shall hereinafter refer to the Lease as amended by the First Amendment and the Second Amendment.

         (b) The Lease is in full force and effect and all terms shall remain as set forth except as amended. To the extent of any conflict, the terms of this Second Amendment shall control.

         (c) Each party hereby represents to the other that neither party has any knowledge of any default or breach of this Lease by the other and each party hereto is relying upon this representation by the other as partial consideration for entering into this Second Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF the parties hereto have executed this Second Amendment effective on the date first above written.

LANDLORD:                               TENANT:

ORIX PRIME WEST COLORADO                SM&A CORPORATION, a California
SPRINGS VENTURE, a Colorado             corporation, formerly known as DECISION-
general partnership                     SCIENCE APPLICATIONS, INC.,
                                        a Virginia corporation

By:   ORIX COLORADO SPRINGS             By:    /S/ ALFRED WILLIS
      INC., an Illinois corporation,       -----------------------------
      General Partner                   Name:  Alfred Willis
                                             ---------------------------
      By:/S/ MICHAEL MCCULLOUGH         Title: Dir. Fac. & Admin. Ops.
         -------------------------            --------------------------
      Name: Michael J. McCullough
           -----------------------
      Its:Executive Vice President
          ------------------------

      By:  PRIME WEST EL PASO
           COUNTY, I, INC., a Colorado
           corporation


           By:/S/ STEPHEN F. CLARKE
              ---------------------
           Name:  Stephen F. Clarke
           Its:   President

                              CONSENT TO AMENDMENT
                              --------------------

     By execution hereof the undersigned Lender hereby consents to the Second Amendment to Office Lease by and between ORIX PRIME WEST COLORADO SPRINGS VENTURE, a Colorado general partnership, and SM&A CORPORATION, a California corporation, formerly known as DECISION-SCIENCE APPLICATIONS, INC., a Virginia corporation.

                                     LENDER

                                     ORIX REAL ESTATE EQUITIES, INC.,
                                     a Delaware corporation


                                     By:/S/ JAMES PURINGTON
                                        ----------------------------------
                                     Its:President
                                         ---------------------------------
                                     Date:  Sept. 7, 1999
                                          --------------------------------

                                   EXHIBIT A

                          FIRST FLOOR EXPANSION SPACE

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT
                            ------------------------

     THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") dated for reference purposes only as of the _____ day of ____________, 1998, by and among ORIX REAL ESTATE EQUITIES, INC., a Delaware corporation ("Lender"), DECISION-SCIENCE APPLICATIONS, INC., a Virginia corporation ("Tenant") and ORIX PRIME WEST COLORADO SPRINGS VENTURE, a Colorado general partnership ("Landlord").

                                  WITNESSETH:
                                  -----------

     WHEREAS, Lender has made a loan (the "Loan") to Landlord;

     WHEREAS, the Loan is evidenced by a promissory note (the "Note") made by Landlord to order of Lender and is secured by, among other things, a deed of trust, assignment of rents and leases, security agreement and fixture filing (the "Deed of Trust") filed with the Clerk and Recorder of the County of El Paso on April 2, 1998, made by Landlord to Lender covering the land (the "Land") described on Schedule A hereto and all improvements (the "Improvements") now or hereafter located on the land (the Land and the Improvements hereinafter collectively referred to as the "Trust Property"); and

     WHEREAS, pursuant to a prospective Lease by and between Landlord and Tenant (which Lease, as the same may have been amended and supplemented, is hereinafter called the "Lease"), Landlord shall Lease to Tenant approximately 35,234 total rentable square feet of space located in the Improvements (the "Premises"); and

     WHEREAS, the parties hereto desire to make the Lease when fully executed and delivered subject and subordinate to the Deed of Trust.

     NOW, THEREFORE, the parties hereto, in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

     1. The Lease, as the same may hereafter be modified, amended or extended, and all of Tenant's right, title and interest in and to the Premises and all rights, remedies and options of Tenant under the Lease, are and shall be unconditionally subject and subordinate to the Deed of Trust and the lien thereof, to all the terms, conditions and provisions of the Deed of Trust, to each and every advance made or hereafter made under the Deed of Trust, and to all renewals, modifications, consolidations, replacements, substitutions and extensions of the Deed of Trust, so that at all times the Deed of Trust shall be and remain a lien on the Trust Property prior and superior to the Lease for all purposes; provided, however, and Lender agrees, that so long as (A) no event has occurred and no condition exists beyond any applicable cure period, which would entitle Landlord to terminate the Lease or would cause, without further action of Landlord, the termination of the Lease or would entitle Landlord to dispossess Tenant from the Premises, (B) the Lease shall be in full force and effect and shall not have been otherwise modified or supplemented in any way without Lender's prior written consent (if and to the extent Lender's consent is required for the same under the documents evidencing or securing the
Loan), (C) Tenant shall duly confirm its attornment to Lender or its successor or assign by written instrument as set forth in Paragraph 3 hereof, and (D)
                                                -----------
NEITHER Lender, nor its successors or assigns shall be liable under any warranty of construction contained in the Lease or any implied warranty of construction unless Tenant attorns to Lender (or its successors or assigns) and recognizes Lender as the landlord under the Lease, and (E) all representations and warranties made herein by Tenant shall be true and correct as of the date of such attornment; then, and in such event provided Tenant is not in monetary default or material nor monetary default under the Lease (in either event following the expiration of all applicable notice and cure periods), Tenant's leasehold estate under the Lease shall not be terminated, Tenant's possession of the Premises shall not be disturbed by Lender, Lender shall not join Tenant in any foreclosure proceedings except as necessary to effectuate a foreclosure, Lender will accept the attornment of Tenant, and Lender, if it becomes the successor landlord under the Lease, shall be bound to Tenant under the terms and conditions of the Lease (except as otherwise provided in this Agreement).

     2. Notwithstanding anything to the contrary contained in the Lease, Tenant hereby agrees that in the event of any act, omission or default by Landlord or Landlord's agents, employees, contractors, licensees or invitees which would give Tenant the right, either immediately or after the lapse of a period of time, to terminate the Lease in accordance with the terms of the Lease, or to claim a partial or total eviction, or to reduce the rent payable thereunder or credit or offset any amounts against future rents payable thereunder, Tenant will not exercise any such right (i) until it has given written notice of such act, omission or default to Lender by delivering notice of such act, omission or default, in accordance with Paragraph 8 hereof, and (ii) until a period of not
                            -----------
less than sixty (60) days for remedying such act, omission or default shall have elapsed following the giving of such notice. Notwithstanding the foregoing, in the case of any default of Landlord which cannot be cured within such sixty (60) day period, if Lender shall within such period proceed promptly to cure the same (including such time as may be necessary to acquire possession of the Premises if possession is necessary to effect such cure) and thereafter shall prosecute the curing of such default with diligence, then the time within which such default may be cured by Lender shall be extended for such period as may be necessary to complete the curing of the same with diligence. Lender's cure of Landlord's default shall not be considered an assumption by Lender of Landlord's other obligations under the Lease. Unless Lender otherwise agrees in writing or as otherwise set forth herein, Landlord shall remain solely liable to perform Landlord's obligations under the Lease (but only to the extent required by and subject to the limitation included with the Lease), both before and after Lender's exercise of any right or remedy under this Agreement. If Lender or any successor or assign becomes obligated to perform as Landlord under the Lease, such person or entity will be released from those obligations accruing after the date on which such person or entity assigns, sells or otherwise transfers its interest in the Premises or the Trust Property.

     3. Without limitation of any of the provisions of the Lease, in the event that Lender succeeds to the interest of Landlord or any successor to Landlord, then subject to the provisions of this Agreement including, without limitation, Paragraph 1 above, the Lease shall nevertheless continue in full force and
-----------
effect and Tenant shall and does hereby agree to attorn to and accept Lender and to recognize Lender as its Landlord under the Lease for the then remaining balance of the term thereof, and upon request of Lender, Tenant shall execute and deliver to Lender an agreement of attornment reasonably satisfactory to Lender.

     4. If Lender succeeds to the interest of Landlord or any successor to Landlord, in no event shall Lender have any liability for any act or omission of any prior landlord under the Lease which occurs prior to the date Lender succeeds to the rights of Landlord under the Lease, nor any liability for claims, offsets or defenses which Tenant might have had against Landlord, except in either case, with respect to any and all obligations that are of a continuing nature (but only to the extent of any liability arising solely from the continuance of said obligations and that continue beyond the date of transfer unless otherwise set forth herein). In no event shall Lender have any personal liability as successor to Landlord and Tenant shall look only to the estate and property of Lender in the Land and the Improvements for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by Lender as Landlord under the Lease, and no other property or assets of Lender shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to the Lease.

     5. Tenant agrees that no prepayment of rent or additional rent due under the Lease of more than one month in advance, and no amendment, modification, surrender or cancellation of the Lease, shall be binding upon or as against Lender, as holder of the Deed of Trust, or as Landlord under the Lease if it succeeds to that position, unless consented to in writing by Lender (if and to the extent Lender's consent is required for the same under the documents evidencing or securing the Loan). In addition, and notwithstanding anything to the contrary set forth in this Agreement, Tenant agrees that Lender, so long as it is only holder of the Deed of Trust, shall in no event have any liability for the performance or completion of any initial work or installations or for any loan or contribution or rent concession towards initial work, which are required to be made by Landlord (A) under the Lease or under any related Lease documents or (B) for any space which may hereafter become part of said Premises. Tenant further agrees with Lender that Tenant will not voluntarily subordinate the Lease to any lien or encumbrance without Lender's prior written consent.

     6. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute and be construed as one and the same instrument.

     7. All remedies which Lender may have against Landlord provided herein, if any, are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Landlord or others. If any party consists of multiple individuals or entities, each of same shall be jointly and severally liable for the obligations of such party hereunder.

     8. All notices to be given under this Agreement shall be in writing and shall be deemed delivered upon receipt by the addressee if served personally or, if mailed, upon the first to occur of receipt or the refusal of delivery as shown on a return receipt, after deposit in the United States Postal Service certified mail, postage prepaid, addressed to the address of Landlord, Tenant or Lender appearing below, or, if sent by telegram, when delivered by or refused upon attempted delivery by the telegraph office. Such addresses may be changed by notice given in the same manner. If any party consists of multiple individuals or entities, then notice to any one of same shall be deemed notice to such party.


Lender's Address:         ORIX Real Estate Equities, Inc.
                          100 North Riverside Plaza, Suite 1400
                          Chicago, Illinois 60606

Tenant's Address:         Decision-Science Applications
                          1110 North Glebe Road, Suite 400
                          Arlington, Virginia 22201
                          Attention: Theresa McGrath

Landlord's Address:       ORIX PRIME WEST Colorado Springs Venture
                          c/o Prime West Development
                          6025 South Quebec, Suite 110
                          Englewood, Colorado 80111
                          Attention: Stephen F. Clarke

     9. This Agreement shall be interpreted and construed in accordance with and governed by the laws of the State of Colorado.

     10. This Agreement shall apply to, bind and inure to the benefit of the parties hereto and their respective successors and assigns. As used herein "Lender" shall include any subsequent holder of the Deed of Trust.

     11. Tenant acknowledges that Landlord has assigned to Lender its right, title and interest in the Lease and to the rents, issues and profits of the Trust Property and the Property pursuant to the Deed of Trust, and that Landlord has been granted the license to collect such rents provided no Event of Default has occurred under, and as defined in, the Deed of Trust. Tenant agrees to pay all rents and other amounts due under the Lease directly to Lender upon receipt of written demand by Lender, and Landlord hereby consents thereto. Any amounts paid by Tenant to Lender in accordance herewith shall be credited against any sums due Landlord under the Lease. The assignment of the Lease to Lender, or the collection of rents by Lender pursuant to such assignment, shall not obligate Lender to perform Landlord's obligations under the Lease.

     12. Landlord and Tenant acknowledge and agree that this Agreement is entered into with an affiliated lender and does not necessarily represent the form of agreement that would be executed with an unaffiliated third party lender.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                   LENDER:

                                   ORIX REAL ESTATE EQUITIES, INC.,
                                   a Delaware corporation


                                   By:__________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________


                                   LANDLORD:

                                   ORIX PRIME WEST COLORADO SPRINGS
                                   VENTURE, a Colorado general partnership

                                   By:  ORIX COLORADO SPRINGS, INC.,
                                        an Illinois corporation, General Partner


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                        By:  PRIME WEST EL PASO COUNTY
                                             I, INC., a Colorado corporation


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                   TENANT:

                                   DECISION-SCIENCE APPLICATIONS, INC.,
                                   a Virginia corporation


                                   By:/S/ GUY A. ACKERSON
                                      ------------------------------------------
                                   Name: Guy A. Ackerson
                                        ----------------------------------------
                                   Title:President/CEO
                                         ---------------------------------------

STATE OF COLORADO         )
                          ) ss.
COUNTY OF ________________)

     The foregoing instrument was acknowledged before me this _____ day of ____________, 1998, by _______________________, as _________________ of ORIX
REAL ESTATE EQUITIES, INC., a Delaware corporation.

     WITNESS my hand and official seal.


                                             ___________________________________
                                             Notary Public
                                             My commission expires:_____________



STATE OF COLORADO         )
                          ) ss.
COUNTY OF ________________)

     The foregoing instrument was acknowledged before me this _____ day of ____________, 1998, by _______________________, as _________________ of ORIX
COLORADO SPRINGS, INC., an Illinois corporation, General Partner of ORIX PRIME WEST COLORADO SPRINGS VENTURE, a Colorado general partnership.

     WITNESS my hand and official seal.


                                             ___________________________________
                                             Notary Public
                                             My commission expires:_____________

STATE OF COLORADO         )
                          ) ss.
COUNTY OF ________________)

     The foregoing instrument was acknowledged before me this _____ day of ____________, 1998, by _______________________, as _________________ of PRIME
WEST EL PASO COUNTY I, INC., a Colorado corporation.

     WITNESS my hand and official seal.


                                             ___________________________________
                                             Notary Public
                                             My commission expires:_____________



STATE OF VIRGINIA         )
                          ) ss.
COUNTY OF ARLINGTON       )

     The foregoing instrument was acknowledged before me this 5th day of May   ,
                                                              ---        ------
1998, by Guy Albert Ackerson, as President/CEO of DECISION-SCIENCE APPLICATIONS,
         -------------------     -------------
INC., a Virginia corporation.

     WITNESS my hand and official seal.


                                             /s/ Jacqueline L. Harmon
                                             ------------------------
                                             Notary Public
                                             My commission expires:  6/30/00
                                                                     -------

                                   SCHEDULE A

                       LEGAL DESCRIPTION OF THE PROPERTY

                                 (See Attached)

                                   EXHIBIT B
                                   ---------

12 SOUTH, RANGE 66 WEST OF THE SIXTH PRINCIPAL MERIDIAN, BEING MONUMENTED AT THE NORTHWEST CORNER BY A 3-1/4" DEPARTMENT OF INTERIOR BUREAU OF LAND MANAGEMENT BRASS CAP AND AT THE WEST QUARTER CORNER BY A 3-1/4" DEPARTMENT OF INTERIOR BUREAU OF LAND MANAGEMENT BRASS CAP, BEING ASSUMED TO BEAR S 00 DEGREES 21 MINUTES 28 SECONDS E, A DISTANCE OF 2649.65 FEET.

COMMENCING AT THE SOUTHEASTERLY CORNER OF BRIARGATE BUSINESS CAMPUS FILING NO. 17, UNDER RECEPTION NO. 97149307, RECORDS OF EL PASO COUNTY, COLORADO, SAID POINT BEING THE POINT OF BEGINNING; THENCE NORTHERLY AND WESTERLY AND ALONG SAID BRIARGATE BUSINESS CAMPUS FILING NO. 17, THE FOLLOWING COURSE:

1. ON THE ARC OF A CURVE TO THE RIGHT, WHOSE CENTER BEARS NORTH 75 DEGREES 59 MINUTES 52 SECONDS EAST, HAVING A DELTA OF 60 DEGREES 17 MINUTES 16 SECONDS, A RADIUS OF 382.54 FEET, A DISTANCE OF 402.52 FEET;

THENCE SOUTH 43 DEGREES 42 MINUTES 52 SECONDS EAST, A DISTANCE OF 2.50 FEET TO A POINT ON CURVE; THENCE ON THE ARC OF A CURVE TO THE RIGHT, WHOSE CENTER BEARS SOUTH 43 DEGREES 42 MINUTES 52 SECONDS EAST, HAVING A DELTA OF 15 DEGREES 00 MINUTES 43 SECONDS, A RADIUS OF 397.77 FEET, A DISTANCE OF 104.22 FEET TO A POINT OF TANGENT; THENCE NORTH 61 DEGREES 17 MINUTES 51 SECONDS EAST, A DISTANCE OF 368.28 FEET; THENCE SOUTH 28 DEGREES 21 MINUTES 47 SECONDS EAST, A DISTANCE OF 364.96 FEET TO A POINT ON THE NORTHERLY RIGHT OF WAY LINE OF BRIARGATE PARKWAY, AS RECORDED IN PLAT BOOK E-5 AT PAGE 55; THENCE SOUTHERLY, WESTERLY, AND NORTHERLY, THE FOLLOWING TWO (2) COURSES.

1. SOUTH 61 DEGREES 38 MINUTES 13 SECONDS WEST, A DISTANCE OF 203.24 FEET TO A POINT OF CURVE;

2. ON THE ARC OF A CURVE TO THE RIGHT, HAVING A DELTA OF 16 DEGREES 17 MINUTES 34 SECONDS, A RADIUS OF 1917.50 FEET, A DISTANCE OF 545.27 FEET TO THE POINT OF BEGINNING.

LEGAL DESCRIPTION PREPARED BY:
PAUL J. HUSSONG
JR ENGINEERING, LTD
4935 N. 30TH STREET
COLORADO SPRINGS, CO 80919
DATED JULY 23, 1996
JOB NO. 8714.70